                               2000 ANNUAL REPORT



                       VALUE INVESTING IN SMALL COMPANIES
                             FOR MORE THAN 25 YEARS

                                       THE
                                      ROYCE
                                      FUNDS


                            PENNSYLVANIA MUTUAL FUND

                              ROYCE MICRO-CAP FUND

                             ROYCE TOTAL RETURN FUND

                           ROYCE LOW-PRICED STOCK FUND

                             ROYCE OPPORTUNITY FUND

                               ROYCE PREMIER FUND

                          ROYCE TRUST & GIFTSHARES FUND

                                ROYCE SELECT FUND

                               www.roycefunds.com

THE ROYCE FUNDS ROAD MAP

                              TWO DISTINCT MARKETS

  FOR MORE THAN 25 YEARS, ROYCE & ASSOCIATES HAS UTILIZED A DISCIPLINED VALUE
    APPROACH TO INVEST IN SMALL-CAP COMPANIES. WE BELIEVE THAT THE SMALL-CAP UNIVERSE IS COMPRISED OF TWO DISTINCT MARKETS, SMALL- AND MICRO-CAP, AND THAT
                  EACH REQUIRES A DISTINCT INVESTMENT STRATEGY.


MICRO-CAP

The micro-cap segment (companies with market caps less than $300 million) provides many choices (more than 6,100 companies), yet faces significant trading difficulties, including limited trading volumes and high volatility. Therefore, we broadly diversify most of the Funds' portfolios investing in this segment by holding relatively smaller positions in most securities.

SMALL-CAP

The upper tier of the small-cap universe (companies with market caps between $300 million and $1.5 billion) is more efficient, offering greater trading volume and narrower bid/ask spreads. Therefore, we use a more concentrated approach in this tier, holding larger positions in a relatively limited number of securities.

                                                         PORTFOLIO APPROACH
                                   BROADLY DIVERSIFIED                     CONCENTRATED
--------------------------------------------------------------------------------------------------------
SMALL-CAP COMPANIES                                                        ROYCE PREMIER FUND
--------------------------------------------------------------------------------------------------------
SMALL- AND MICRO-CAP               PENNSYLVANIA MUTUAL FUND
COMPANIES                          ROYCE TOTAL RETURN FUND                 ROYCE TRUST & GIFTSHARES FUND
                                   ROYCE LOW-PRICED STOCK FUND             ROYCE SELECT FUND
                                   ROYCE OPPORTUNITY FUND
--------------------------------------------------------------------------------------------------------
MICRO-CAP COMPANIES                ROYCE MICRO-CAP FUND

BROADLY DIVERSIFIED FUNDS

PENNSYLVANIA MUTUAL FUND - our flagship fund managed by Chuck Royce since 1972 that invests in small- and micro-cap companies.

ROYCE MICRO-CAP FUND - a portfolio that selects companies with market capitalizations below $300 million that meet its pricing and valuation criteria.

ROYCE TOTAL RETURN FUND - a small- and micro-cap portfolio that invests in dividend-paying companies.

ROYCE LOW-PRICED STOCK FUND - a portfolio that invests primarily in small- and micro-cap companies trading at less than $15 per share at the time of purchase.

ROYCE OPPORTUNITY FUND - a small- and micro-cap portfolio incorporating an opportunistic value approach.

CONCENTRATED FUNDS

ROYCE PREMIER FUND - a portfolio selected almost exclusively from the upper tier of small-cap, whose top 35 holdings represent approximately 80% of the portfolio's equities.

ROYCE TRUST & GIFTSHARES FUND - a small- and micro-cap portfolio for gifting and estate-planning that allows a donor to combine the advantages of a trust with the benefits of a mutual fund.

ROYCE SELECT FUND - a small- and micro-cap portfolio for qualified investors that incorporates an all-inclusive performance management fee.

                                                                 THE ROYCE FUNDS

ANNUAL REPORT REFERENCE GUIDE

FOR MORE THAN 25 YEARS, OUR APPROACH HAS FOCUSED ON EVALUATING A COMPANY'S CURRENT WORTH -- OUR ASSESSMENT OF WHAT WE BELIEVE A KNOWLEDGEABLE BUYER MIGHT PAY TO ACQUIRE THE ENTIRE COMPANY, OR WHAT WE THINK THE VALUE OF THE COMPANY SHOULD BE IN THE STOCK MARKET. THIS ANALYSIS TAKES INTO CONSIDERATION A NUMBER OF RELEVANT FACTORS, INCLUDING THE COMPANY'S FUTURE PROSPECTS. WE SELECT THESE SECURITIES USING A RISK-AVERSE VALUE APPROACH, WITH THE EXPECTATION THAT THEIR MARKET PRICES SHOULD INCREASE TOWARD OUR ESTIMATE OF THE CURRENT WORTH, RESULTING IN CAPITAL APPRECIATION FOR FUND INVESTORS.

[GRAPHIC: MAGNIFYING GLASS OVER THE ROYCE FUNDS LISTING IN NEWSPAPER]

LETTER TO OUR SHAREHOLDERS:
OLD `NEWS'...THE ROAD AHEAD                                                    2
--------------------------------------------------------------------------------
FUND FOCUS: ROYCE TOTAL RETURN FUND                                            8
--------------------------------------------------------------------------------
A NEW LOOK AT WWW.ROYCEFUNDS.COM                                               9
--------------------------------------------------------------------------------
SMALL-CAP MARKET CYCLE PERFORMANCE                                            10
--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS                                                        11
--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO REVIEW: PENNSYLVANIA MUTUAL FUND, ROYCE MICRO-CAP FUND, ROYCE TOTAL RETURN FUND, ROYCE LOW-PRICED STOCK FUND, ROYCE OPPORTUNITY FUND, ROYCE PREMIER FUND, ROYCE TRUST & GIFTSHARES FUND AND ROYCE SELECT FUND 12
--------------------------------------------------------------------------------
UPDATES AND NOTES: ARE YOU TAKING ADVANTAGE OF ONLINE ACCOUNT ACCESS?         28
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS                       29
--------------------------------------------------------------------------------
POSTSCRIPT: 1,2,3...Z,Y,X, OR A VALUE INVESTOR'S HOROSCOPE     INSIDE BACK COVER
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS    Through December 31, 2000

                                                                                                          10-YEAR/SINCE
  FUND                                              1-YEAR          3-YEAR           5-YEAR             INCEPTION (DATE)
---------------------------------------------------------------------------------------------------------------------------
  BROADLY DIVERSIFIED FUNDS
---------------------------------------------------------------------------------------------------------------------------
  PENNSYLVANIA MUTUAL FUND**                         18.35%           9.31%           12.99%           13.97%        +
  ROYCE MICRO-CAP FUND**                             16.73            8.64            13.06            15.44      12/31/91
  ROYCE TOTAL RETURN FUND                            19.43            8.30            14.54            14.70      12/15/93
  ROYCE LOW-PRICED STOCK FUND                        23.95           18.09            19.29            17.16      12/15/93
  ROYCE OPPORTUNITY FUND**                           19.85           18.50             n/a             19.95      11/19/96

  CONCENTRATED FUNDS
---------------------------------------------------------------------------------------------------------------------------
  ROYCE PREMIER FUND                                 17.12           11.70            14.28            14.05      12/31/91
  ROYCE TRUST & GIFTSHARES FUND**                    11.74           23.69            24.53            24.49      12/27/95
  ROYCE SELECT FUND                                  14.97            n/a              n/a             27.69      11/18/98

  RUSSELL 2000                                       -3.02            4.65            10.32            15.53         n/a
---------------------------------------------------------------------------------------------------------------------------

+ Pennsylvania Mutual Fund's 25-year average annual total return for the period ended 12/31/00 was 16.78%.

**All performance and risk information reflect Investment Class results. Shares of the Funds' Consultant Class and Institutional Service Class bear an annual distribution expense, and Consultant Class Shares are subject to a deferred sales charge, neither of which are borne by the Investment Class.

LETTER TO OUR SHAREHOLDERS

[GRAPHIC: ROYCE PORTFOLIO MANAGERS IN CAR DRIVING IN EXPRESS LANE]

                  Caption: SMALL-CAP VALUE IN 2000'S EXPRESS LANE


OLD `NEWS'

By popular acclaim, the year 2000 marked the beginning not only of a new year, but a new decade, a new century and a new millennium. Once Y2K anxieties evaporated, the new way of thinking about the economy and the stock market that began in the late '90s was re-ignited. According to many prognosticators, the new year would lead us into a brave new world of endless growth, low interest rates and even lower unemployment. This was the New Paradigm, the blueprint for the New Economy that was ushering in a New Era in investing. Economic and market cycles, with their exhausting, bruising bounces up and down, were relics of the past, yesterday's rules.

     How quickly it all changed. By the end of the year, this kind of utopian talk seemed as outdated (and out of style) as the Edsel, and about as likely to return. While a summer rally helped the market shake off the spring correction, autumn brought a more serious downturn, one that dropped stock prices like leaves from trees. Earnings surprises, the slowing economy and the election controversy all conspired in the market's fall to earth. BY THE END OF THE YEAR, THE TALK ON WALL STREET SOUNDED SWEETLY FAMILIAR TO EXPERIENCED INVESTORS, AND LIKE A MYSTERIOUS FOREIGN LANGUAGE TO THOSE WHO HAD CUT THEIR TEETH ON DAY TRADING AND BILLION DOLLAR IPOS. Concepts that had been somewhat ignored, such as valuation, earnings and cash flow, were popping up more and more often in market commentaries. Value managers, once pariahs, became the latest gurus of the new, old-fashioned stock market.

THIS YEAR'S MODEL?

     After spending most of the late '90s stuck on the back roads, small companies cruised on to the expressway with a strong 1999 and an equally strong opening period in 2000. However, small-caps, as measured by the Russell 2000 index, ran out of gas just as they reached a historical high in early March. They had plenty of company, as the large-cap S&P 500 and the

[SIDENOTE]


                           [PHOTO OF CHARLES M. ROYCE]
                           CHARLES M. ROYCE, PRESIDENT


PEOPLE OFTEN ASK US WHY WE USE THE RUSSELL 2000 AS THE ROYCE FUNDS' PERFORMANCE BENCHMARK, AS OPPOSED TO A STYLE INDEX SUCH AS THE RUSSELL 2000 VALUE INDEX. CONSIDERING OUR OWN RISK-AVERSE VALUE APPROACH, WOULDN'T IT MAKE MORE SENSE TO USE A VALUE INDEX AS THE BENCHMARK?

WE VIEW A BENCHMARK AS A POINT OF REFERENCE THAT PROVIDES US, OUR SHAREHOLDERS AND POTENTIAL INVESTORS WITH A REPRESENTATIVE RETURN FOR A BROAD-BASED ASSET CLASS. UNLIKE A LOT OF MANAGERS, WE DO NOT MANAGE AGAINST AN INDEX. IN OTHER WORDS, WE SELECT COMPANIES FOR OUR PORTFOLIOS BECAUSE WE BELIEVE THAT THEY CAN PROVIDE A DESIRED RATE OF RETURN, NOT BECAUSE WE THINK THAT THEY CAN BEAT THE RETURN PROVIDED BY AN INDEX. ANY TIME ONE OF OUR FUNDS OUTPERFORMS THE RUSSELL 2000, IT IS A HAPPY BYPRODUCT OF OUR INVESTMENT PROCESS.

                               (cont'd on page 4)


2 THE ROYCE FUNDS ANNUAL REPORT 2000
high-octane Nasdaq Composite also slipped into reverse after posting new highs in March. In the third quarter, while both the S&P 500 and Nasdaq Composite continued to stall with negative returns, the Russell 2000 crept ahead of both indices for the year-to-date period. The small-cap index again outperformed its two larger counterparts in the more difficult fourth quarter.


        2000 PERFORMANCE OF S&P 500, NASDAQ COMPOSITE AND RUSSELL 2000

[LINE CHART]

                         S&P         NASDAQ       RUSSELL
                         500      COMPOSITE          2000
                         ---      ---------          ----
    12/31/1999         0.00%          0.00%         0.00%
                      -0.95%          1.52%        -1.65%
                      -4.75%         -4.12%        -5.22%
                      -4.57%         -4.71%        -5.14%
                      -4.48%         -8.41%        -5.83%
                      -1.89%         -4.59%        -3.26%
                      -0.79%         -0.48%        -0.57%
                      -2.09%         -3.64%        -2.41%
                      -2.52%         -5.39%        -2.91%
                      -1.33%         -2.75%        -0.71%
                      -0.28%         -0.12%         0.56%
                      -0.96%          1.51%         1.73%
                      -0.91%          2.01%         3.03%
                      -1.61%          2.95%         4.46%
                      -1.90%          4.08%         5.78%
                      -4.61%          0.66%         3.61%
                      -4.03%          2.41%         3.34%
                      -4.43%          0.01%         3.23%
                      -4.81%         -0.73%         2.43%
                      -7.42%         -4.48%        -0.03%
     1/31/2000        -5.09%         -3.17%        -1.69%
                      -4.08%         -0.43%        -0.20%
                      -4.09%          0.11%         1.02%
                      -3.01%          3.48%         3.34%
                      -3.05%          4.30%         4.11%
                      -3.06%          6.20%         5.48%
                      -1.87%          8.80%         6.49%
                      -3.92%          7.22%         6.19%
                      -3.57%         10.23%         7.42%
                      -5.59%          8.01%         6.41%
                      -5.40%          8.58%         6.97%
                      -4.57%          8.64%         7.03%
                      -5.55%          8.81%         8.52%
                      -5.51%         11.79%        10.63%
                      -8.38%          8.41%         8.11%
                      -7.97%          7.69%         7.17%
                      -7.39%         11.82%         8.95%
                      -7.88%         13.48%         9.77%
                      -9.25%         12.81%        10.30%
                      -8.25%         12.50%        10.49%
     2/28/2000        -7.00%         15.42%        14.45%
                      -6.13%         17.56%        16.56%
                      -5.95%         16.84%        15.71%
                      -4.09%         20.78%        18.45%
                      -5.31%         20.53%        19.20%
                      -7.73%         19.13%        17.97%
                      -6.98%         20.35%        17.82%
                      -4.60%         24.02%        20.07%
                      -5.05%         24.07%        19.63%
                      -5.83%         20.59%        16.92%
                      -7.49%         15.66%        13.52%
                      -5.25%         12.61%        10.72%
                      -0.73%         15.93%        13.77%
                      -0.33%         17.91%        13.87%
                      -0.86%         13.29%         8.81%
                       1.68%         15.79%         9.52%
                       2.14%         19.55%        13.16%
                       3.95%         21.41%        13.68%
                       3.96%         21.96%        13.72%
                       3.72%         21.85%        13.65%
                       2.62%         18.79%        10.76%
                       2.67%         14.14%         7.58%
                       1.27%          9.55%         5.31%
     3/31/2000         2.00%         12.37%         6.80%
                       2.50%          3.79%         2.24%
                       1.73%          1.96%         0.27%
                       1.23%          2.46%         2.63%
                       2.18%          4.87%         5.50%
                       3.21%          9.27%         7.58%
                       2.40%          2.92%         2.76%
                       2.13%         -0.33%         1.07%
                      -0.14%         -7.36%        -2.24%
                      -1.96%         -9.65%        -3.08%
                      -7.67%        -18.38%       -10.11%
                      -4.62%        -13.03%        -9.01%
                      -1.88%         -6.78%        -3.70%
                      -2.84%         -8.92%        -3.67%
                      -2.36%        -10.45%        -4.54%
                      -2.68%        -14.42%        -7.17%
                       0.56%         -8.80%        -3.11%
                      -0.56%        -10.79%        -4.06%
                      -0.29%         -7.26%        -2.01%
     4/30/2000        -1.14%         -5.13%         0.30%
                      -0.07%         -2.73%         2.81%
                      -1.56%         -6.98%         0.12%
                      -3.69%         -8.90%        -1.82%
                      -4.06%         -8.58%        -0.56%
                      -2.49%         -6.20%         1.60%
                      -3.07%         -9.83%        -0.93%
                      -3.89%        -11.90%        -2.75%
                      -5.87%        -16.82%        -6.04%
                      -4.18%        -14.00%        -3.04%
                      -3.29%        -13.28%        -2.74%
                      -1.15%        -11.34%        -1.37%
                      -0.22%         -8.64%         0.24%
                      -1.46%        -10.43%        -1.01%
                      -2.18%        -13.04%        -2.73%
                      -4.24%        -16.68%        -4.96%
                      -4.66%        -17.33%        -6.55%
                      -6.49%        -22.23%        -9.06%
                      -4.78%        -19.63%        -8.52%
                      -5.97%        -21.23%        -9.62%
                      -6.21%        -21.24%        -9.39%
                      -3.19%        -14.99%        -5.56%
     5/31/2000        -3.31%        -16.43%        -5.66%
                      -1.39%        -11.96%        -2.43%
                       0.55%         -6.29%         1.64%
                      -0.11%         -6.08%         1.69%
                      -0.78%         -7.69%         1.37%
                       0.14%         -5.65%         2.34%
                      -0.52%         -5.99%         1.94%
                      -0.84%         -4.78%         3.63%
                      -1.58%         -7.41%         0.74%
                       0.01%         -5.36%         1.78%
                       0.09%         -6.68%         0.97%
                       0.65%         -5.49%         1.49%
                      -0.33%         -5.13%         1.78%
                       1.14%         -1.95%         3.57%
                       0.46%         -1.37%         4.15%
                       0.67%         -0.13%         4.53%
                      -1.16%         -3.26%         2.03%
                      -1.89%         -5.50%         1.12%
                      -0.95%         -3.86%         2.30%
                      -1.27%         -5.17%         0.66%
                      -0.98%         -3.17%         3.22%
                      -1.83%         -4.72%         1.55%
     6/30/2000        -1.00%         -2.54%         2.47%
                       0.02%         -1.90%         3.82%
                      -1.57%         -5.07%         2.67%
                      -0.86%         -2.67%         3.68%
                       0.66%         -1.13%         4.65%
                       0.43%         -2.19%         5.17%
                       0.79%         -2.77%         4.95%
                       1.61%          0.74%         7.03%
                       1.81%          2.59%         7.53%
                       2.77%          4.35%         7.50%
                       2.81%          5.05%         8.01%
                       1.67%          2.65%         6.25%
                       0.87%         -0.34%         4.58%
                       1.79%          2.83%         5.94%
                       0.74%          0.62%         3.56%
                      -0.34%         -2.16%         1.88%
                       0.36%         -0.98%         1.90%
                      -1.15%         -2.01%         1.79%
                      -1.34%         -5.58%        -0.62%
                      -3.36%         -9.98%        -2.88%
     7/31/2000        -2.61%         -7.43%        -0.81%
                      -2.12%         -9.43%        -1.38%
                      -2.08%        -10.10%        -0.90%
                      -1.14%         -7.60%        -1.05%
                      -0.43%         -6.93%        -0.22%
                       0.69%         -5.07%         1.01%
                       0.92%         -5.42%         0.79%
                       0.25%         -5.30%         0.54%
                      -0.61%         -7.60%        -0.61%
                       0.18%         -6.88%         1.09%
                       1.52%         -5.40%         1.93%
                       1.03%         -5.35%         1.03%
                       0.72%         -5.11%         1.58%
                       1.83%         -3.16%         2.32%
                       1.53%         -3.42%         2.13%
                       2.06%         -2.85%         2.32%
                       1.97%         -2.73%         2.52%
                       2.50%         -1.43%         2.60%
                       2.66%         -0.39%         3.68%
                       2.53%         -0.65%         4.03%
                       3.05%          0.03%         4.31%
                       2.76%          0.32%         4.93%
                       2.27%          0.85%         5.46%
     8/31/2000         3.30%          3.37%         6.57%
                       3.51%          4.06%         7.36%
                       2.57%          1.82%         6.79%
                       1.57%         -1.38%         6.25%
                       2.26%          0.71%         7.54%
                       1.72%         -2.23%         6.13%
                       1.36%         -4.25%         5.72%
                       0.87%         -5.40%         5.48%
                       1.07%         -4.31%         5.79%
                       0.79%         -3.82%         6.83%
                      -0.23%         -5.75%         5.18%
                      -1.68%         -8.42%         2.36%
                      -0.64%         -5.01%         3.68%
                      -1.22%         -4.22%         3.30%
                      -1.37%         -5.91%         1.90%
                      -1.40%         -6.53%         2.79%
                      -2.06%         -8.06%         2.11%
                      -2.86%         -9.34%         1.02%
                      -2.90%        -10.15%         0.67%
                      -0.75%         -7.15%         3.76%
     9/30/2000        -2.23%         -9.74%         3.29%
                      -2.25%        -12.30%         1.37%
                      -2.91%        -15.08%        -0.02%
                      -2.38%        -13.42%         0.54%
                      -2.24%        -14.68%        -0.41%
                      -4.10%        -17.41%        -2.72%
                      -4.58%        -17.54%        -3.02%
                      -5.60%        -20.37%        -4.58%
                      -7.12%        -22.14%        -5.95%
                      -9.49%        -24.44%        -8.28%
                      -6.47%        -18.49%        -4.83%
                      -6.44%        -19.14%        -4.56%
                      -8.12%        -21.02%        -6.71%
                      -8.65%        -22.06%        -7.64%
                      -5.48%        -15.99%        -4.65%
                      -4.92%        -14.40%        -3.43%
                      -5.00%        -14.76%        -2.93%
                      -4.84%        -15.96%        -3.34%
                      -7.10%        -20.64%        -5.85%
                      -7.13%        -19.59%        -4.95%
                      -6.10%        -19.44%        -4.93%
                      -4.80%        -21.57%        -4.36%
    10/31/2000        -2.71%        -17.19%        -1.40%
                      -3.27%        -18.08%        -1.90%
                      -2.79%        -15.73%         0.44%
                      -2.90%        -15.18%         0.59%
                      -2.52%        -16.05%        -0.16%
                      -2.54%        -16.06%         0.25%
                      -4.08%        -20.58%        -0.81%
                      -4.70%        -21.35%        -1.87%
                      -7.03%        -25.57%        -4.73%
                      -8.03%        -27.10%        -5.59%
                      -5.87%        -22.88%        -3.53%
                      -5.41%        -22.21%        -2.57%
                      -6.60%        -25.49%        -4.58%
                      -6.91%        -25.61%        -4.39%
                      -8.62%        -29.33%        -6.84%
                      -8.30%        -29.44%        -7.52%
                     -10.00%        -32.29%        -9.28%
                      -8.68%        -28.63%        -6.51%
                      -8.19%        -29.21%        -6.55%
                      -9.06%        -32.79%        -9.06%
                      -8.67%        -33.48%        -9.94%
    11/30/2000       -10.50%        -36.16%       -11.65%
                     -10.48%        -34.99%        -9.49%
                      -9.82%        -35.72%       -10.77%
                      -6.31%        -28.99%        -6.65%
                      -8.02%        -31.28%        -8.16%
                      -8.56%        -32.36%        -8.65%
                      -6.76%        -28.31%        -5.09%
                      -6.06%        -25.91%        -3.47%
                      -6.67%        -27.95%        -5.35%
                      -7.44%        -30.63%        -6.90%
                      -8.73%        -32.95%        -8.51%
                     -10.69%        -34.80%        -9.26%
                      -9.97%        -35.50%        -8.22%
                     -11.14%        -38.28%        -9.11%
                     -13.92%        -42.67%       -12.08%
                     -13.23%        -42.49%       -11.44%
                     -11.11%        -38.15%        -8.27%
                     -10.49%        -38.72%        -7.55%
                      -9.55%        -37.60%        -5.04%
                      -9.19%        -37.15%        -2.12%
    12/31/2000        -9.08%        -39.29%        -3.02%

                      TOTAL RETURN FROM INDEX HISTORIC PEAK

                                    PEAK          12/31/00        % CHANGE
--------------------------------------------------------------------------------
     S&P 500                       1527.46         1320.28          -12.8
--------------------------------------------------------------------------------
     Nasdaq Composite              5048.62         2470.52          -51.0
--------------------------------------------------------------------------------
     Russell 2000                   606.05          483.53          -19.4

For the year, the Russell 2000 was down 3.0%, versus -9.2% for the S&P 500 and -39.3% for the Nasdaq. SO WHILE 2000 WAS A NEGATIVE YEAR IN TERMS OF RETURNS, IT WAS SIGNIFICANT BECAUSE THE RUSSELL 2000 HAD NEVER BEFORE OUTPERFORMED THE S&P 500 IN A DOWN YEAR FOR BOTH INDICES. While past performance is no guarantee of future results, it bears pointing out that the last time small-cap strung consecutive calendar years of outperformance together was from 1991 - 1993, a period in which the Russell 2000's cumulative total return was nearly double that of the S&P 500.

     As pleased as we were with small-cap's showing in a difficult year, the more exciting news was the return of value investing across all asset classes. Value, just one year ago the stodgy old model from a bygone era, was indeed one of the few bright spots in a market that seemed as eager to punish high-flying companies as it once had been to reward them. Interestingly, the shift from high-growth to value happened almost instantly and was not accompanied by any single economic or market event, aside from some scattered earnings surprises. After focusing almost exclusively on hopes and dreams, investors fled from the more ephemeral attractions of high growth potential, and shifted their attention to current earnings and valuation.

[SIDENOTE]
Value, just one year ago the stodgy old model from a bygone era, was indeed one of the few bright spots in a market that seemed as eager to punish high-flying companies as it once had been to reward them.


                                            THE ROYCE FUNDS ANNUAL REPORT 2000 3

LETTER TO OUR SHAREHOLDERS

BLOW-OUT VALUE

     Within small-cap, value outperformed growth by a considerable margin. The spring correction hit small-cap growth issues, namely Technology, especially hard. The damage only grew worse with the advent of cold weather. While 2000's "Tech Wreck" is a familiar story by now, equally significant in our eyes was the comeback of several traditional Old Economy industries. Energy, insurance and transportation companies generally enjoyed a terrific year, helping to justify the patience that managers such as ourselves had placed in firms selected from these areas. The strong showings by once-neglected stocks were enough to make value investors smile, even those of us who felt that value's rebound was long overdue.

     As one might expect, small-cap value held its own through the spring and fall downturns. From the 3/9/00 small-cap peak through 12/31/00, the Russell 2000 Value index was up 17.4%, while the Russell 2000 Growth index was down 40.6% (the Russell 2000 was down 19.4% in the same period). More surprising, but no less rewarding, was value's robust up-market performance through 12/31/00 from the small-cap market trough on 11/30/00 (+10.7% versus +6.1%). IN 2000, THE RUSSELL 2000 VALUE WAS UP 22.8%, VERSUS -22.4% FOR THE RUSSELL 2000 GROWTH, REFLECTING VALUE'S PERFORMANCE ADVANTAGE ON BOTH AN ABSOLUTE (A POSITIVE RETURN IN A YEAR WHEN MOST DOMESTIC EQUITY INDICES WERE NEGATIVE) AND RELATIVE (ITS BEST YEAR EVER SINCE ITS INCEPTION IN 1979 VERSUS SMALL-CAP GROWTH) BASIS. The last time small-cap value so handily beat small-cap growth was in 1981, the first of seven consecutive years of small-cap value outperformance in the '80s.


                RUSSELL 2000 VALUE VS. GROWTH ONE YEAR PERFORMANCE

[LINE CHART]

                             RUSSELL           RUSSELL
                                2000              2000
                               VALUE            GROWTH
        12/31/1999             0.00%             0.00%
          1/3/2000            -1.83%            -1.18%
          1/4/2000            -3.93%            -6.07%
          1/5/2000            -3.45%            -6.24%
          1/6/2000            -2.98%            -7.72%
          1/7/2000            -1.11%            -4.64%
         1/10/2000            -0.10%            -0.84%
         1/11/2000            -1.06%            -3.27%
         1/12/2000            -1.30%            -3.96%
         1/13/2000             0.06%            -1.15%
         1/14/2000             0.78%             0.49%
         1/18/2000             1.08%             2.21%
         1/19/2000             1.52%             4.09%
         1/20/2000             1.82%             6.31%
         1/21/2000             2.31%             8.18%
         1/24/2000             0.74%             5.66%
         1/25/2000             0.29%             5.47%
         1/26/2000             0.17%             5.39%
         1/27/2000            -0.57%             4.54%
         1/28/2000            -1.85%             1.31%
         1/31/2000            -2.62%            -0.93%
          2/1/2000            -1.55%             0.86%
          2/2/2000            -0.96%             2.49%
          2/3/2000             0.21%             5.56%
          2/4/2000             0.22%             6.85%
          2/7/2000             0.68%             8.81%
          2/8/2000             0.59%            10.55%
          2/9/2000             0.10%            10.39%
         2/10/2000             0.15%            12.43%
         2/11/2000            -0.81%            11.41%
         2/14/2000            -0.71%            12.27%
         2/15/2000            -0.11%            11.97%
         2/16/2000             0.23%            14.24%
         2/17/2000             1.07%            17.20%
         2/18/2000            -0.60%            14.13%
         2/22/2000            -0.87%            12.77%
         2/23/2000            -0.40%            15.37%
         2/24/2000            -0.15%            16.61%
         2/25/2000             0.13%            17.29%
         2/28/2000             0.17%            17.58%
         2/29/2000             3.34%            22.12%
          3/1/2000             3.75%            25.35%
          3/2/2000             3.48%            24.11%
          3/3/2000             4.81%            27.91%
          3/6/2000             5.14%            28.86%
          3/7/2000             3.65%            27.72%
          3/8/2000             3.30%            27.77%
          3/9/2000             4.62%            30.65%
         3/10/2000             3.92%            30.36%
         3/13/2000             2.50%            26.81%
         3/14/2000             0.32%            22.56%
         3/15/2000             0.45%            17.97%
         3/16/2000             4.23%            20.44%
         3/17/2000             4.26%            20.61%
         3/20/2000             2.57%            13.31%
         3/21/2000             3.12%            14.17%
         3/22/2000             4.94%            19.08%
         3/23/2000             5.04%            19.84%
         3/24/2000             5.03%            19.96%
         3/27/2000             4.67%            20.03%
         3/28/2000             3.03%            16.31%
         3/29/2000             2.71%            11.28%
         3/30/2000             2.36%             7.78%
         3/31/2000             3.82%             9.28%
          4/3/2000             2.17%             2.82%
          4/4/2000             0.85%             0.40%
          4/5/2000             2.39%             3.33%
          4/6/2000             4.12%             7.03%
          4/7/2000             5.30%             9.65%
         4/10/2000             2.64%             3.44%
         4/11/2000             2.58%             0.69%
         4/12/2000             1.93%            -4.37%
         4/13/2000             1.59%            -5.51%
         4/14/2000            -2.66%           -14.36%
         4/17/2000            -2.02%           -13.03%
         4/18/2000             0.62%            -5.92%
         4/19/2000             0.60%            -5.82%
         4/20/2000             0.68%            -7.35%
         4/24/2000            -0.69%           -10.80%
         4/25/2000             2.27%            -6.00%
         4/26/2000             2.05%            -7.41%
         4/27/2000             3.07%            -4.70%
         4/28/2000             4.44%            -1.75%
          5/1/2000             5.87%             1.49%
          5/2/2000             4.21%            -1.90%
          5/3/2000             2.56%            -4.00%
          5/4/2000             3.63%            -2.62%
          5/5/2000             5.19%            -0.04%
          5/8/2000             4.05%            -3.46%
          5/9/2000             3.12%            -5.88%
         5/10/2000             1.29%           -10.07%
         5/11/2000             3.79%            -6.72%
         5/12/2000             4.10%            -6.43%
         5/15/2000             5.33%            -5.00%
         5/16/2000             6.15%            -2.84%
         5/17/2000             5.04%            -4.17%
         5/18/2000             3.96%            -6.31%
         5/19/2000             2.51%            -9.07%
         5/22/2000             1.64%           -11.13%
         5/23/2000             0.50%           -14.52%
         5/24/2000             1.04%           -13.91%
         5/25/2000             0.18%           -15.22%
         5/26/2000             0.67%           -15.12%
         5/30/2000             2.71%           -10.12%
         5/31/2000             2.84%           -10.35%
          6/1/2000             4.51%            -6.10%
          6/2/2000             6.25%            -0.57%
          6/5/2000             5.57%            -0.01%
          6/6/2000             5.64%            -0.60%
          6/7/2000             6.08%             0.73%
          6/8/2000             5.53%             0.45%
          6/9/2000             6.33%             2.73%
         6/12/2000             5.23%            -1.28%
         6/13/2000             6.40%            -0.30%
         6/14/2000             6.13%            -1.37%
         6/15/2000             6.34%            -0.65%
         6/16/2000             6.02%             0.01%
         6/19/2000             7.20%             2.23%
         6/20/2000             7.02%             3.30%
         6/21/2000             6.95%             3.99%
         6/22/2000             4.76%             1.32%
         6/23/2000             4.52%            -0.06%
         6/26/2000             5.20%             1.44%
         6/27/2000             4.65%            -0.87%
         6/28/2000             6.40%             2.24%
         6/29/2000             5.52%             0.08%
         6/30/2000             5.85%             1.23%
          7/3/2000             7.99%             1.82%
          7/5/2000             7.83%            -0.08%
          7/6/2000             8.88%             0.91%
          7/7/2000             9.30%             2.31%
         7/10/2000             9.88%             2.80%
         7/11/2000             9.80%             2.45%
         7/12/2000            11.16%             5.16%
         7/13/2000            11.32%             5.93%
         7/14/2000            11.31%             5.92%
         7/17/2000            11.33%             6.81%
         7/18/2000            10.43%             4.37%
         7/19/2000             9.65%             1.97%
         7/20/2000            10.69%             3.64%
         7/21/2000             9.51%             0.25%
         7/24/2000             8.52%            -1.96%
         7/25/2000             8.96%            -2.29%
         7/26/2000             9.24%            -2.67%
         7/27/2000             8.51%            -6.41%
         7/28/2000             7.27%            -9.50%
         7/31/2000             9.37%            -7.45%
          8/1/2000             9.41%            -8.47%
          8/2/2000             9.91%            -7.97%
          8/3/2000            10.01%            -8.29%
          8/4/2000            10.61%            -7.29%
          8/7/2000            11.45%            -5.70%
          8/8/2000            11.82%            -6.41%
          8/9/2000            11.66%            -6.66%
         8/10/2000            10.99%            -8.19%
         8/11/2000            12.88%            -6.59%
         8/14/2000            13.72%            -5.74%
         8/15/2000            12.68%            -6.54%
         8/16/2000            13.08%            -5.83%
         8/17/2000            13.40%            -4.75%
         8/18/2000            12.78%            -4.61%
         8/21/2000            12.63%            -4.14%
         8/22/2000            12.71%            -3.85%
         8/23/2000            12.43%            -3.45%
         8/24/2000            12.90%            -1.90%
         8/25/2000            13.03%            -1.33%
         8/28/2000            12.82%            -0.70%
         8/29/2000            13.20%             0.14%
         8/30/2000            13.52%             0.88%
         8/31/2000            14.26%             2.29%
          9/1/2000            14.62%             3.44%
          9/5/2000            14.45%             2.53%
          9/6/2000            15.08%             1.14%
          9/7/2000            15.92%             2.78%
          9/8/2000            15.23%             0.55%
         9/11/2000            15.75%            -0.29%
         9/12/2000            15.74%            -0.72%
         9/13/2000            15.79%            -0.17%
         9/14/2000            16.26%             1.35%
         9/15/2000            15.06%            -0.70%
         9/18/2000            12.69%            -3.90%
         9/19/2000            13.24%            -1.98%
         9/20/2000            12.98%            -2.42%
         9/21/2000            11.68%            -3.93%
         9/22/2000            12.12%            -2.67%
         9/25/2000            11.60%            -3.46%
         9/26/2000            10.90%            -4.87%
         9/27/2000            11.06%            -5.55%
         9/28/2000            13.70%            -2.02%
         9/29/2000            13.62%            -2.80%
         10/2/2000            12.27%            -5.19%
         10/3/2000            12.06%            -7.51%
         10/4/2000            12.38%            -6.72%
         10/5/2000            11.85%            -8.01%
         10/6/2000            10.52%           -11.10%
         10/9/2000            10.42%           -11.55%
        10/10/2000             9.42%           -13.58%
        10/11/2000             8.43%           -15.22%
        10/12/2000             6.44%           -17.84%
        10/13/2000             8.75%           -13.45%
        10/16/2000             8.45%           -12.75%
        10/17/2000             6.59%           -15.15%
        10/18/2000             6.32%           -16.59%
        10/19/2000             8.21%           -12.70%
        10/20/2000             8.62%           -10.86%
        10/23/2000             8.70%           -10.02%
        10/24/2000             8.90%           -10.91%
        10/25/2000             7.60%           -14.37%
        10/26/2000             8.60%           -13.54%
        10/27/2000             9.44%           -14.12%
        10/30/2000            11.33%           -14.53%
        10/31/2000            13.21%           -10.69%
         11/1/2000            12.58%           -11.07%
         11/2/2000            14.36%            -8.25%
         11/3/2000            14.19%            -7.84%
         11/6/2000            13.73%            -8.83%
         11/7/2000            14.10%            -8.38%
         11/8/2000            14.30%           -10.39%
         11/9/2000            13.71%           -11.81%
        11/10/2000            11.70%           -15.35%
        11/13/2000            12.04%           -17.13%
        11/14/2000            12.97%           -14.17%
        11/15/2000            13.90%           -13.14%
        11/16/2000            12.66%           -15.77%
        11/17/2000            13.53%           -16.04%
        11/20/2000            12.22%           -19.43%
        11/21/2000            12.15%           -20.58%
        11/22/2000            11.46%           -23.18%
        11/24/2000            13.27%           -19.64%
        11/27/2000            13.01%           -19.49%
        11/28/2000            12.02%           -23.18%
        11/29/2000            12.04%           -24.72%
        11/30/2000            10.91%           -26.90%
         12/1/2000            12.74%           -24.47%
         12/4/2000            12.09%           -26.23%
         12/5/2000            15.07%           -21.20%
         12/6/2000            13.48%           -22.64%
         12/7/2000            13.53%           -23.53%
         12/8/2000            16.71%           -19.62%
        12/11/2000            17.58%           -17.40%
        12/12/2000            16.12%           -19.61%
        12/13/2000            15.04%           -21.52%
        12/14/2000            14.07%           -23.61%
        12/15/2000            13.46%           -24.48%
        12/18/2000            15.58%           -24.25%
        12/19/2000            15.42%           -25.68%
        12/20/2000            13.51%           -29.49%
        12/21/2000            15.12%           -29.56%
        12/22/2000            17.91%           -26.05%
        12/26/2000            19.16%           -25.72%
        12/27/2000            21.90%           -23.24%
        12/28/2000            24.76%           -20.21%
        12/29/2000            22.83%           -22.43%

                   SMALL-CAP STYLE BENCHMARKS' TOTAL RETURNS

                                                     2000            3/9/00 PEAK
                                                    RETURN           -12/31/00
--------------------------------------------------------------------------------
     Russell 2000 Value                              22.8%             17.4%
--------------------------------------------------------------------------------
     Russell 2000 Growth                            -22.4             -40.6
--------------------------------------------------------------------------------
     Russell 2000                                    -3.0             -19.44

[SIDENOTE]

THERE ARE SEVERAL IMPORTANT REASONS WHY WE USE THE RUSSELL 2000 INSTEAD OF ITS VALUE COUNTERPART. FIRST, THE SECURITIES AND EXCHANGE COMMISSION REQUIRES THAT WE USE A BROAD-BASED INDEX FOR CERTAIN PERFORMANCE COMPARISONS, SUCH AS THE GRAPHS THAT SHOW THE GROWTH OF A $10,000 INVESTMENT OVER A CERTAIN TIME PERIOD. THE RUSSELL 2000 SATISFIES THIS REQUIREMENT IN THAT IT IS BROAD (2000 ISSUES RANGING IN MARKET CAP FROM $3.3 MILLION TO $6.1 BILLION), HAS HISTORY (1979 INCEPTION) AND INCORPORATES A FULL RANGE OF SECURITIES AND INDUSTRY SECTORS.

AS A BROAD-BASED INDEX, THE RUSSELL 2000 IS ALSO MORE REPRESENTATIVE OF OUR SELECTION UNIVERSE. STYLE INDICES SUCH AS THE RUSSELL 2000 VALUE AND GROWTH GENERALLY INCLUDE ONLY COMPANIES THAT MEET STATISTICAL DEFINITIONS OF VALUE OR GROWTH. ALTHOUGH WE USE A VALUE APPROACH TO SELECT COMPANIES, WE DO NOT LIMIT OUR UNIVERSE TO THE STOCKS IN THE RUSSELL 2000 VALUE INDEX. IN FACT, MANY TIMES WE BUY WHAT ARE REGARDED AS GROWTH STOCKS, SUCH AS TECHNOLOGY AND HEALTHCARE ISSUES, WHEN THEY MEET OUR OWN VALUE SELECTION CRITERIA. IN ADDITION, THERE ARE ALSO VALUE SECTORS, SUCH AS UTILITIES, IN WHICH WE TYPICALLY DO NOT INVEST.


                               (cont'd on page 6)


4  THE ROYCE FUNDS ANNUAL REPORT 2000

ROLLING DOWN THE HIGHWAY

     In a difficult year for equities, we were pleased with both the calendar year and recent market cycle performances of our Funds. IN 2000, ALL OF THE ROYCE FUNDS OUTPERFORMED THE RUSSELL 2000 FOR THE YEAR AND FROM THE 3/9/00 SMALL-CAP MARKET PEAK THROUGH 12/31/00. The year was split somewhat in that our relatively more aggressive portfolios -- Royce Micro-Cap Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Trust & GiftShares Fund and Royce Select Fund -- enjoyed stellar first halves and then cooled to varying degrees in the second half (though all had strong third quarters and posted positive second-half returns). Royce Low-Priced Stock Fund, managed by Whitney George, was our second-best performer in the first half, and our best performer for the year.

     On the other hand, our more conservatively managed funds -- Pennsylvania Mutual Fund, Royce Premier Fund and Royce Total Return Fund -- lagged a bit in the first half, but then flourished in the downturn that developed with the onset of winter. After a fair start in the first half, Royce Total Return Fund turned in a very strong second half, and was our top performer from July through December.


             2000 RESULTS FOR THE ROYCE FUNDS VS. RUSSELL 2000

Pennsylvania Mutual Fund             18.35%
Royce Micro-Cap Fund                 16.73%
Royce Total Return Fund              19.43%
Royce Low-Priced Stock Fund          23.95%
Royce Opportunity Fund               19.85%
Royce Premier Fund                   17.12%
Royce Trust & GiftShares Fund        11.74%
Royce Select Fund                    14.97%
Russell 2000                         -3.02%

     LOOKING AT LONGER-TERM PERFORMANCE, ALL ROYCE FUNDS THEN IN EXISTENCE OUTPERFORMED THE RUSSELL 2000 FOR BOTH THE THREE- AND FIVE-YEAR PERIODS ENDED 12/31/00. In addition, the three- and five-year performance advantages that our funds enjoyed were delivered with lower volatility than their benchmark. (For more complete discussions of Fund performance, see pages 12-27. For a more complete discussion of volatility, see page 28.)


                                            THE ROYCE FUNDS ANNUAL REPORT 2000 5

LETTER TO OUR SHAREHOLDERS

[GRAPHIC: THE ROYCE FUNDS TEAM OF PORTFOLIO MANAGERS LEADING THE PACK IN THE STOCK MARKET MARATHON]

                       Caption: HEARTBREAK HILL

THE RACE DOESN'T BEGIN UNTIL THE HILLS

     In recent years, stock performance was measured as if it were a one-way street of positive returns. It's easy to understand why. 2000 marked the first year since 1990 that all three major domestic equity indices -- the S&P 500, Nasdaq Composite and Russell 2000 -- posted negative results. It also ended the S&P 500's string of nine consecutive years of positive performance. The long bull market, a booming economy and the emergence of the internet had created what we felt was unsustainable optimism. WHILE INVESTORS WERE ENJOYING HIGH RETURNS, THEY WERE GROWING INCREASINGLY INDIFFERENT TO RISK. AS RISK-CONSCIOUS VALUE INVESTORS, WE COULDN'T SHARE THIS INDIFFERENCE. Successful performance is never an effortless jaunt. It's a long-distance run that includes many ups and downs and holds more than its share of risk.

     The past year reminded us of Heartbreak Hill, the last in a series of brutal ups and downs near the finish line of the Boston Marathon. Interestingly, Heartbreak's uphill struggle is not what has wasted many of the world's finest runners. The rapid descent, torturous to a runner's tired legs, does the

[SIDENOTE]
In the current market environment, returns have been lower, indexing no longer seemingly guarantees high (or even positive) returns, risk plays a major role in the form of increased volatility and small-cap value has been a leader. This climate may disappoint some investors, but we feel perfectly at home here.

[SIDENOTE]
INSTEAD OF USING ONLY STATISTICAL CRITERIA (SUCH AS LOW P/E AND/OR LOW P/B RATIOS), WE EMPLOY A BUSINESS BUYER'S APPROACH TO INVESTING THAT TAKES INTO CONSIDERATION QUANTITATIVE AND QUALITATIVE FACTORS. WE DON'T BEGIN THE INVESTMENT PROCESS LOOKING FOR LOW P/E OR P/B STOCKS. RATHER, WE LOOK FOR WELL-RUN COMPANIES WITH HISTORIES OF HIGH RETURNS ON ASSETS THAT ARE TRADING AT DISCOUNTED PRICES. THIS OFTEN LEADS US TO INVEST IN A COMPANY THAT HAS JUST EXPERIENCED AN EARNINGS DISAPPOINTMENT AND SUBSEQUENTLY SPORTS AN ABOVE-AVERAGE P/E. IT'S ALMOST CERTAIN THAT THIS TYPE OF COMPANY WOULD BE SLOTTED FOR INCLUSION IN THE GROWTH STYLE INDEX.

FINALLY, RETURNS OFTEN VARY AMONG THE VARIOUS SMALL-CAP VALUE STYLE INDICES, FREQUENTLY BY LARGE AMOUNTS. A TYPICAL EXAMPLE OCCURRED IN 2000 WHEN THE RUSSELL 2000 VALUE INDEX WAS UP 22.8%, WHILE THE WILSHIRE SMALL-CAP VALUE INDEX WAS UP ONLY 13.2%. BOTH SELECT COMPANIES FROM THE SMALL-CAP UNIVERSE, BUT EACH DEFINES VALUE DIFFERENTLY. THUS, THERE EXISTS THE POTENTIAL FOR A SUBSTANTIAL DIVERGENCE IN RETURNS. CHOOSING ONE OVER THE OTHER FOR BENCHMARKING PURPOSES WOULD BE VERY TRICKY.


6 THE ROYCE FUNDS ANNUAL REPORT 2000
damage. We think that the stock market functions much like Heartbreak Hill. The true test of an investment approach comes on the down side, not the race to the top. And as the legendary Beantown marathoner John Kelley once observed, "The race doesn't begin until the hills." WE BELIEVE THAT THE STOCK MARKET WILL CONTINUE TO BE A WINDING ROAD OF PEAKS AND VALLEYS, INCLUDING SEVERAL HEARTBREAKING HILLS, AND THAT THOSE PREPARED FOR THE DOWNTURNS WILL HAVE THE LONG-TERM ADVANTAGE.

                                 [GROUP PHOTO]
                (L-R) CHARLIE DREIFUS, JACK FOCKLER, BUZZ ZAINO,
                          WHITNEY GEORGE, CHUCK ROYCE

THE ROAD AHEAD

     As we look ahead, the market no longer appears to be an open highway for the fastest, newest models. In the current market environment, returns have been lower, indexing no longer seemingly guarantees high (or even positive) returns, risk plays a major role in the form of increased volatility and small-cap value has been a leader. This climate may disappoint some investors, but we feel perfectly at home here.

     THE YEAR 2000 REMINDED MANY PEOPLE OF THE NEED FOR CONSISTENCY AND DISCIPLINE, TWO PREVIOUSLY OUT OF FAVOR INVESTMENT ATTRIBUTES THAT WE HOLD IN HIGH REGARD. We think that the new cycle will reward managers who pay attention to balance sheets, cash flows and earnings. Lower returns are neither fatal nor a sign that the market has run out of potentially profitable opportunities. In our sector, there remain plenty of well-run, undervalued companies. We believe that a long-term value approach can be successful in the current climate and for the market marathon that lies ahead.

     We appreciate your continued support.

Sincerely,

/s/ Charles M. Royce      /s/ W. Whitney George        /s/ Jack E. Fockler, Jr.
Charles M. Royce            W. Whitney George            Jack E. Fockler, Jr.
    PRESIDENT                VICE PRESIDENT                 VICE PRESIDENT


January 29, 2001

PS We would like to extend our deepest gratitude to Dr. Hubert Cafritz, who retired in December, for his more than 25 years of service as a member of the Funds' Board of Trustees. We wish Hugh a very happy retirement.

PPS Finally, we invite you to visit our ever-evolving website, www.roycefunds.com, and to read a feature about our upcoming redesign of the site on page nine of this report.


                                            THE ROYCE FUNDS ANNUAL REPORT 2000 7

FUND FOCUS

THE (TOTAL) RETURN OF RISK (MANAGEMENT)

Royce Total Return Fund (RYTRX), unique among our funds, has enjoyed an eventful existence since we introduced it on December 15, 1993. FROM THE BEGINNING, THERE WERE WHISPERS THAT SMALL COMPANIES THAT PAID DIVIDENDS WERE AS COMMON AS WELL-RUN FLORIDA ELECTIONS. We heard similar musings in the early '70s, when many in the investment world insisted that value and small-cap were mutually exclusive worlds that could never be profitably linked. In both instances, we ignored the naysayers and went about our business. Royce Total Return Fund, designed to have lower volatility, was modeled after an institutional portfolio that we developed for a client in 1979. We thought that the Fund's emphasis on dividend-paying companies could potentially offer investors an additional cushion against market gyrations in periods of higher volatility. The Fund got off to a promising start, with positive performance in the otherwise difficult and volatile small-cap market of 1994. From 1995 through 1997, as small-caps lost ground to their large-cap siblings, the Fund continued to post strong absolute results.

     However, as the '90s bull market stampeded into 1998, investors seemed to grow more and more cavalier regarding the perils of risk. The S&P 500, while still posting impressive returns, gave way to the Nasdaq (driven by Technology and internet stocks) as the hottest index in investing. This shift in investor sentiment, coming as it did in a market environment that was already growing indifferent to, if not neglectful of, small-cap value approaches, signaled lower returns for Royce Total Return Fund. By 1999, fewer people seemed interested in a small-cap fund that sought to manage risk. The Fund's traditional value approach and preference for dividend-paying companies resulted in low exposure to Technology issues, which was out of step with a market that equated performance with Technology exposure. In fact, the idea was circulating that value investing in general was antiquated, if not obsolete. These developments did nothing, however, to alter our belief that the Fund's approach was viable and still capable of producing attractive long-term returns. While 1998 and 1999 were admittedly disappointing years from a performance standpoint, they did provide ample buying opportunities in industries that the market was then overlooking. In our view, they were anomalous years, too -- high-return bull markets that were not useful for gauging the Fund's long-term performance potential. 2000'S MARKET, WHICH INCLUDED BOTH UP AND DOWN PERIODS AND INCREASED VOLATILITY, OFFERED WHAT WE THINK WAS A MORE CONDUCIVE CLIMATE FOR THE FUND'S STYLE OF INVESTING. Previously ignored, more traditional industries, such as energy, insurance and defense, began to come back. By sticking to our discipline throughout the difficult times, we were able to identify what we thought were financially solid, undervalued, dividend-paying companies that helped the Fund to navigate successfully through a volatile year. Royce Total Return Fund's strong one-year return of 19.4% (versus the Russell 2000's -3.0%) was in large part the result of terrific down market performance. This was especially pleasing as the Fund has always been structured to perform well in down markets. From the small-cap market peak on 3/9/00 through 12/31/00, Royce Total Return Fund was up 23.0%, making it not only the best performing Royce Fund for the period, but also placed it well ahead of the Russell 2000, which was down 19.4%.

     The Fund's volatility scores put it near the top of the 332 small-cap objective funds with three years of history tracked by Morningstar. For the three years ended 12/31/00, Royce Total Return Fund had the second lowest Standard Deviation, the third lowest Morningstar Risk Ratio and the fourth lowest Beta among small-cap objective funds. We think that the combination of the Fund's strong returns and attractive volatility statistics (see the table below) make it a fine choice for a conservative, risk-conscious investor looking for a small-cap mutual fund. While Pennsylvania Mutual Fund is the flagship of The Royce Funds, we like to think of Royce Total Return Fund as a strong vessel for stormy weather.

                                                                                                                  VOLATILITY SCORES
                                                      AVERAGE ANNUAL TOTAL RETURNS                                  INCEPTION+ --
                                                        AS OF DECEMBER 31, 2000                                   DECEMBER 31, 2000

                                    4TH QUARTER                                              SINCE RTR                   STANDARD
                                        2000*        1-YEAR        3-YEAR       5-YEAR       INCEPTION +      BETA      DEVIATION
----------------------------------------------------------------------------------------------------------------------------------
    Royce Total Return Fund             4.49%        19.43%         8.30%       14.54%         14.70%         0.38        9.44
----------------------------------------------------------------------------------------------------------------------------------
    Russell 2000                       -6.91         -3.02          4.65        10.32          11.34          0.83       18.35

* Not annualized.
+ Inception Date for the Fund was 12/15/93.


8  THE ROYCE FUNDS ANNUAL REPORT 2000

A NEW LOOK AT WWW.ROYCEFUNDS.COM

Since first launching The Royce Funds website more than five years ago, we've made great efforts to evolve with the electronic innovations of the financial services world. This hasn't been an easy task given the evolution of e-services from the early days of providing basic information to today's demand for interactive and account servicing tools.

     As the Internet has changed, we have chosen to take a steady and measured approach to implementing new online services. Our goal is to better serve your growing needs. As part of this effort, we have taken to heart "the good, the bad, and the ugly" of what many of you have said about our online efforts. Here is a sampling of comments received by our webmaster over the past year:

                "Very nice website! MUCH BETTER design/content."

       "I've checked many fund sites for the past two years and your site is the most difficult to access ANY Fund information."

        "CONGRATULATIONS! Most attractive and easiest to use site of the many fund family home pages I visit."

           "I like your approach to investing money, but your service on the Internet leaves A LOT to be desired."

     We are listening. By the end of the first quarter of 2001, we hope to relaunch www.roycefunds.com with a new look and navigation system. In addition, we have dedicated additional staff and resources to upgrading the online services available to prospective and existing shareholders. While we are in the midst of making final decisions, the following captures the essence of our prospective look.

                       [PICTURE OF THE ROYCE FUNDS WEBSITE]


     We encourage you to visit www.roycefunds.com, and we welcome your feedback. You may e-mail us through our website, or you may contact Heather MacLeod, Director of e-Marketing, directly at (212) 508-4562, or at heather@roycenet.com


The above screen image is intended as a visual representation of our new website, currently under construction. With regard to the MANAGER COMMENTARY section, the thoughts concerning recent market movements and future prospects for small-company stocks are solely those of Royce, and, of course, there can be no assurance with regard to future market movements. Small- and micro-cap stocks may involve considerably more risk than large-cap stocks. With regard to the WHAT'S NEW section, the standardized total return performance for Royce Total Return Fund appears on page 16 of this report.


                                            THE ROYCE FUNDS ANNUAL REPORT 2000 9

SMALL-CAP MARKET CYCLE PERFORMANCE

Since the Russell 2000's inception in 1979, value has outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 - 3/9/00) was the exception. THE CURRENT CYCLE REPRESENTS WHAT WE BELIEVE IS A RETURN TO MORE HISTORICALLY TYPICAL PERFORMANCE IN THAT VALUE HAS PROVIDED A SIGNIFICANT ADVANTAGE IN THE OPENING PERIOD DOWNTURN (3/9/00 - 11/30/00) AND THROUGH YEAR-END AS WELL.


       1998-2000 SMALL-CAP MARKET CYCLE: RUSSELL 2000 INDICES TOTAL RETURNS

[LINE CHART]

                                         1998 - 2000 SMALL-CAP MARKET CYCLE:
                                         RUSSELL 2000 INDICES TOTAL RETURNS

                     RUSSELL             RUSSELL 2000             RUSSELL 2000
                        2000                    VALUE                   GROWTH
                        ----                    -----                   ------
        Dec-97         0.00%                    0.00%                    0.00%
                      -0.13%                    0.04%                   -0.30%
                      -0.01%                   -0.09%                    0.07%
                      -0.91%                   -0.95%                   -0.87%
                      -1.65%                   -1.70%                   -1.60%
                      -2.57%                   -2.49%                   -2.66%
                      -5.47%                   -4.87%                   -6.12%
                      -5.95%                   -5.08%                   -6.88%
                      -4.21%                   -4.06%                   -4.37%
                      -3.41%                   -3.21%                   -3.62%
                      -3.44%                   -3.29%                   -3.60%
                      -2.39%                   -2.26%                   -2.53%
                      -1.25%                   -1.46%                   -1.02%
                      -1.59%                   -1.92%                   -1.25%
                      -2.43%                   -2.50%                   -2.35%
                      -2.76%                   -2.92%                   -2.59%
                      -3.64%                   -3.39%                   -3.89%
                      -3.29%                   -3.05%                   -3.55%
                      -1.92%                   -1.99%                   -1.84%
                      -1.14%                   -1.51%                   -0.74%
                      -1.58%                   -1.81%                   -1.33%
                      -1.58%                   -1.81%                   -1.33%
                      -0.60%                   -1.12%                   -0.04%
                       0.15%                   -0.63%                    0.99%
                       1.10%                   -0.04%                    2.32%
                       1.61%                    0.42%                    2.88%
                       1.95%                    0.79%                    3.19%
                       2.37%                    1.03%                    3.79%
                       3.26%                    1.83%                    4.78%
                       3.47%                    2.02%                    5.01%
                       3.56%                    2.16%                    5.05%
                       4.00%                    2.42%                    5.69%
                       3.71%                    2.36%                    5.14%
                       4.06%                    2.65%                    5.56%
                       3.96%                    2.43%                    5.59%
                       3.91%                    2.44%                    5.48%
                       4.43%                    2.99%                    5.97%
                       3.98%                    2.86%                    5.18%
                       4.94%                    3.60%                    6.37%
                       5.65%                    4.13%                    7.27%
                       5.70%                    4.13%                    7.38%
                       5.70%                    4.13%                    7.38%
                       5.62%                    4.19%                    7.14%
                       5.84%                    4.63%                    7.13%
                       5.77%                    4.41%                    7.22%
                       4.55%                    3.40%                    5.78%
                       6.12%                    4.63%                    7.70%
                       5.51%                    4.42%                    6.68%
                       6.30%                    4.97%                    7.72%
                       6.88%                    5.48%                    8.38%
                       7.04%                    5.53%                    8.66%
                       7.27%                    5.64%                    9.01%
                       7.95%                    6.19%                    9.82%
                       7.78%                    6.47%                    9.19%
                       8.07%                    6.64%                    9.59%
                       8.56%                    6.93%                   10.31%
                       8.56%                    7.05%                   10.17%
                       8.51%                    6.86%                   10.26%
                       9.04%                    7.38%                   10.81%
                       9.20%                    7.55%                   10.96%
                       9.37%                    7.73%                   11.12%
                       9.25%                    7.57%                   11.04%
                       9.06%                    7.38%                   10.85%
                      10.06%                    8.35%                   11.88%
                      11.04%                    9.07%                   13.13%
                      11.36%                    9.48%                   13.36%
                      11.22%                    9.45%                   13.11%
                      10.33%                    8.93%                   11.83%
                       8.83%                    7.97%                    9.76%
                       8.87%                    7.69%                   10.13%
                       9.95%                    8.55%                   11.44%
                       9.84%                    8.66%                   11.09%
                      11.04%                    9.61%                   12.58%
                      11.59%                    9.90%                   13.39%
                      10.96%                    9.12%                   12.92%
                      11.56%                    9.80%                   13.44%
                      11.95%                    9.96%                   14.08%
     4/21/1998        12.55%                   10.43%                   14.81%
                      12.50%                   10.71%                   14.41%
                      11.09%                    9.65%                   12.64%
                      10.03%                    8.65%                   11.50%
                       7.35%                    6.30%                    8.48%
                       8.27%                    6.84%                    9.79%
                       9.30%                    7.52%                   11.20%
                      10.67%                    8.89%                   12.57%
                      11.15%                    9.49%                   12.92%
                      11.26%                    9.64%                   12.98%
                      10.42%                    8.89%                   12.04%
                       9.90%                    8.46%                   11.44%
                       9.14%                    7.91%                   10.45%
                       9.94%                    8.43%                   11.55%
                       9.35%                    8.16%                   10.63%
                       9.17%                    7.98%                   10.43%
                       9.48%                    8.23%                   10.81%
                       9.03%                    7.90%                   10.23%
                       8.31%                    7.33%                    9.37%
                       7.19%                    6.59%                    7.85%
                       7.94%                    7.24%                    8.70%
                       7.41%                    6.92%                    7.95%
                       7.11%                    6.76%                    7.50%
                       6.15%                    5.99%                    6.35%
                       4.35%                    4.64%                    4.07%
                       3.26%                    3.53%                    2.99%
                       4.55%                    4.63%                    4.49%
                       4.71%                    5.03%                    4.39%
                       4.71%                    5.03%                    4.39%
                       3.47%                    4.41%                    2.50%
                       3.15%                    4.15%                    2.13%
                       3.03%                    4.17%                    1.86%
                       3.63%                    4.57%                    2.66%
                       4.20%                    4.98%                    3.41%
                       4.68%                    5.30%                    4.04%
                       4.75%                    5.21%                    4.29%
                       3.47%                    4.33%                    2.60%
                       1.94%                    2.96%                    0.89%
                       1.35%                    2.25%                    0.42%
                      -0.42%                    0.79%                   -1.66%
                       0.62%                    1.31%                   -0.09%
                       1.93%                    2.40%                    1.46%
                       0.92%                    1.39%                    0.45%
                       0.61%                    0.96%                    0.26%
                       1.34%                    1.52%                    1.17%
                       2.66%                    2.38%                    2.97%
                       3.61%                    3.07%                    4.19%
                       3.31%                    2.85%                    3.81%
                       3.37%                    3.09%                    3.68%
                       4.14%                    3.74%                    4.58%
        Jun-98         4.93%                    4.44%                    5.46%
                       5.50%                    5.25%                    5.80%
                       5.16%                    5.13%                    5.23%
                       5.56%                    5.36%                    5.80%
                       5.35%                    5.40%                    5.35%
                       5.55%                    5.40%                    5.75%
                       5.56%                    5.48%                    5.70%
                       5.21%                    5.01%                    5.45%
                       5.29%                    4.84%                    5.78%
                       5.44%                    4.98%                    5.93%
                       6.04%                    5.24%                    6.87%
                       6.43%                    5.45%                    7.43%
                       6.14%                    5.20%                    7.10%
                       6.05%                    4.79%                    7.34%
                       4.75%                    3.68%                    5.85%
                       3.55%                    2.57%                    4.54%
                       1.58%                    1.00%                    2.19%
                       0.71%                    0.13%                    1.31%
                      -0.54%                   -1.00%                   -0.05%
                      -1.84%                   -2.19%                   -1.46%
                      -2.15%                   -2.34%                   -1.92%
                      -1.37%                   -1.77%                   -0.93%
                      -3.57%                   -3.74%                   -3.35%
                      -5.04%                   -4.71%                   -5.33%
                      -7.73%                   -7.14%                   -8.27%
                      -8.40%                   -7.56%                   -9.19%
                      -6.58%                   -6.05%                   -7.05%
                      -4.47%                   -4.30%                   -4.58%
                      -5.43%                   -5.24%                   -5.56%
                      -7.96%                   -7.50%                   -8.37%
                      -6.11%                   -5.87%                   -6.31%
                      -7.19%                   -6.68%                   -7.66%
                      -7.45%                   -6.69%                   -8.14%
                      -7.18%                   -6.52%                   -7.79%
                      -5.50%                   -5.09%                   -5.86%
                      -6.74%                   -6.16%                   -7.27%
                      -7.67%                   -6.91%                   -8.37%
                      -9.05%                   -8.08%                   -9.96%
                      -9.51%                   -8.37%                  -10.57%
                     -10.42%                   -9.22%                  -11.55%
                     -12.55%                  -11.06%                  -13.97%
                     -15.86%                  -13.93%                  -17.70%
                     -17.58%                  -15.17%                  -19.89%
                     -22.29%                  -18.82%                  -25.66%
                     -19.96%                  -17.23%                  -22.59%
                     -18.91%                  -16.46%                  -21.28%
                     -20.38%                  -17.83%                  -22.86%
                     -20.20%                  -17.62%                  -22.71%
                     -16.77%                  -15.07%                  -18.40%
                     -18.89%                  -16.83%                  -20.89%
                     -20.67%                  -18.44%                  -22.82%
                     -18.67%                  -16.77%                  -20.51%
                     -17.71%                  -16.05%                  -19.31%
                     -17.70%                  -15.76%                  -19.59%
                     -17.17%                  -15.47%                  -18.82%
                     -18.23%                  -16.29%                  -20.09%
                     -16.40%                  -14.41%                  -18.32%
                     -16.54%                  -14.51%                  -18.50%
                     -15.25%                  -13.43%                  -17.01%
                     -13.44%                  -12.01%                  -14.83%
                     -14.77%                  -13.12%                  -16.36%
                     -15.04%                  -13.54%                  -16.50%
                     -15.22%                  -13.57%                  -16.82%
                     -15.73%                  -13.90%                  -17.50%
                     -16.21%                  -14.23%                  -18.12%
                     -19.31%                  -16.52%                  -22.01%
                     -19.36%                  -16.15%                  -22.46%
                     -22.34%                  -18.39%                  -26.16%
                     -23.33%                  -19.25%                  -27.28%
                     -25.71%                  -21.01%                  -30.25%
     10/8/1998       -28.48%                  -23.56%                  -33.25%
                     -26.62%                  -22.48%                  -30.63%
                     -24.95%                  -21.65%                  -28.15%
                     -26.15%                  -22.64%                  -29.53%
                     -25.07%                  -21.85%                  -28.19%
                     -22.79%                  -20.21%                  -25.28%
                     -20.91%                  -18.50%                  -23.23%
                     -18.71%                  -16.59%                  -20.75%
                     -17.37%                  -15.13%                  -19.54%
                     -16.99%                  -14.84%                  -19.06%
                     -15.50%                  -13.61%                  -17.32%
                     -15.36%                  -13.63%                  -17.03%
                     -14.22%                  -12.61%                  -15.77%
                     -14.36%                  -12.95%                  -15.72%
                     -14.35%                  -13.01%                  -15.64%
                     -13.66%                  -12.41%                  -14.86%
                     -12.79%                  -11.69%                  -13.85%
                     -10.82%                  -10.14%                  -11.47%
                     -10.66%                   -9.96%                  -11.32%
                      -9.40%                   -8.84%                   -9.92%
                      -8.51%                   -7.87%                   -9.12%
                      -7.70%                   -7.27%                   -8.11%
                      -8.15%                   -8.01%                   -8.27%
                      -8.49%                   -8.44%                   -8.53%
                      -9.26%                   -9.15%                   -9.36%
                      -9.55%                   -9.45%                   -9.63%
                     -10.19%                   -9.91%                  -10.45%
                      -9.93%                  -10.02%                   -9.83%
                     -10.17%                  -10.38%                   -9.95%
                      -9.56%                  -10.13%                   -9.00%
                      -9.04%                   -9.74%                   -8.35%
                      -9.04%                   -9.78%                   -8.30%
                      -8.16%                   -9.46%                   -6.89%
                      -8.51%                   -9.53%                   -7.50%
                      -7.88%                   -9.05%                   -6.72%
                      -7.25%                   -8.89%                   -5.65%
                      -8.22%                   -9.30%                   -7.17%
                      -8.00%                   -9.04%                   -6.97%
                      -8.27%                   -9.36%                   -7.20%
                      -8.85%                   -9.80%                   -7.91%
                      -8.07%                   -9.23%                   -6.93%
                      -7.41%                   -8.68%                   -6.16%
                      -7.33%                   -8.92%                   -5.79%
                      -7.21%                   -9.03%                   -5.43%
                      -8.47%                  -10.04%                   -6.94%
                      -8.73%                  -10.34%                   -7.16%
                     -10.45%                  -11.56%                   -9.36%
                     -10.07%                  -11.40%                   -8.77%
                     -10.00%                  -11.42%                   -8.61%
                      -9.08%                  -10.90%                   -7.31%
                      -8.24%                  -10.51%                   -6.04%
                      -7.25%                   -9.98%                   -4.61%
                      -7.62%                  -10.36%                   -4.97%
                      -6.57%                   -9.71%                   -3.53%
                      -6.39%                   -9.64%                   -3.24%
                      -5.78%                   -9.45%                   -2.22%
                      -5.24%                   -8.99%                   -1.61%
                      -4.87%                   -8.42%                   -1.44%
        Dec-98        -2.55%                   -6.45%                    1.23%
                      -2.69%                   -6.07%                    0.57%
                      -2.50%                   -5.85%                    0.75%
                      -1.18%                   -5.14%                    2.65%
                      -1.14%                   -5.59%                    3.17%
                      -0.35%                   -5.22%                    4.35%
                       0.13%                   -5.77%                    5.80%
                      -1.20%                   -6.85%                    4.23%
                      -1.79%                   -7.09%                    3.31%
                      -2.90%                   -8.19%                    2.19%
                      -1.32%                   -6.97%                    4.11%
                      -0.40%                   -6.86%                    5.81%
                      -0.47%                   -6.99%                    5.80%
                      -1.99%                   -7.98%                    3.77%
                      -2.36%                   -8.16%                    3.22%
                      -2.45%                   -8.19%                    3.07%
                      -1.71%                   -7.86%                    4.20%
                      -2.68%                   -9.06%                    3.46%
                      -2.01%                   -9.03%                    4.74%
                      -1.25%                   -8.57%                    5.78%
                      -1.51%                   -9.04%                    5.72%
                      -2.50%                   -9.74%                    4.45%
                      -2.04%                   -9.68%                    5.29%
                      -3.40%                  -10.68%                    3.59%
                      -4.54%                  -11.34%                    1.98%
                      -4.88%                  -11.27%                    1.26%
                      -6.78%                  -12.09%                   -1.67%
                      -7.94%                  -13.17%                   -2.91%
                      -6.05%                  -12.53%                    0.17%
                      -7.86%                  -13.94%                   -2.02%
                      -8.29%                  -14.24%                   -2.58%
                      -9.86%                  -15.20%                   -4.73%
                      -9.52%                  -14.62%                   -4.61%
                      -9.23%                  -14.56%                   -4.10%
                      -7.97%                  -13.70%                   -2.45%
                      -7.70%                  -13.74%                   -1.89%
                      -8.57%                  -14.55%                   -2.83%
                      -9.14%                  -14.94%                   -3.57%
                      -9.25%                  -14.82%                   -3.89%
                      -8.76%                  -14.50%                   -3.23%
                      -8.75%                  -14.76%                   -2.97%
                      -9.31%                  -15.03%                   -3.81%
                      -8.82%                  -14.66%                   -3.21%
                      -7.90%                  -14.08%                   -1.98%
                      -7.43%                  -14.35%                   -0.81%
                      -7.61%                  -14.58%                   -0.92%
                      -7.15%                  -14.25%                   -0.34%
                      -7.14%                  -14.19%                   -0.39%
                      -7.76%                  -14.41%                   -1.38%
                      -7.19%                  -14.15%                   -0.52%
                      -7.58%                  -14.79%                   -0.66%
                      -7.74%                  -14.90%                   -0.88%
                      -7.48%                  -14.92%                   -0.35%
                      -8.17%                  -15.43%                   -1.21%
                      -8.96%                  -15.99%                   -2.21%
                     -11.22%                  -17.37%                   -5.31%
                     -10.96%                  -17.19%                   -4.98%
                      -8.97%                  -16.05%                   -2.18%
                      -8.75%                  -15.93%                   -1.87%
                      -7.36%                  -15.04%                    0.00%
                      -7.57%                  -15.22%                   -0.25%
                      -7.83%                  -15.52%                   -0.47%
                      -7.57%                  -15.36%                   -0.12%
                      -6.75%                  -14.99%                    1.12%
                      -7.03%                  -15.56%                    1.11%
                      -7.79%                  -16.09%                    0.15%
                      -7.29%                  -15.85%                    0.89%
                      -5.91%                  -14.82%                    2.60%
                      -4.41%                  -13.97%                    4.70%
                      -3.26%                  -13.63%                    6.62%
                      -3.21%                  -12.21%                    5.38%
                      -3.14%                  -11.50%                    4.87%
                      -2.23%                  -10.00%                    5.22%
                      -4.35%                   -9.39%                    0.55%
                      -3.67%                   -9.90%                    2.34%
                      -1.07%                   -8.75%                    6.29%
                      -0.55%                   -8.65%                    7.21%
                       0.13%                   -8.30%                    8.19%
                       0.88%                   -8.72%                   10.05%
                       0.93%                   -8.33%                    9.77%
                       0.57%                   -7.64%                    8.44%
                       0.45%                   -7.41%                    7.98%
                       0.43%                   -7.81%                    8.32%
                       0.54%                   -7.26%                    8.02%
                       0.38%                   -6.92%                    7.39%
                       0.78%                   -6.91%                    8.15%
                       0.57%                   -6.47%                    7.34%
                       1.21%                   -6.11%                    8.24%
                       2.55%                   -5.07%                    9.87%
                       3.70%                   -4.46%                   11.53%
                       4.28%                   -4.44%                   12.64%
                       4.67%                   -3.85%                   12.83%
                       2.88%                   -5.09%                   10.53%
                       2.46%                   -5.75%                   10.33%
                       2.74%                   -5.69%                   10.81%
                       3.60%                   -5.05%                   11.89%
                       4.04%                   -4.39%                   12.12%
                       4.29%                   -3.76%                   12.01%
                       2.27%                   -4.87%                    9.11%
                       0.89%                   -5.40%                    6.93%
                       1.11%                   -5.47%                    7.43%
                       0.55%                   -5.83%                    6.68%
                       1.89%                   -4.97%                    8.49%
                       1.61%                   -4.69%                    7.67%
                       1.45%                   -4.82%                    7.49%
                       1.28%                   -4.76%                    7.10%
                       2.76%                   -4.10%                    9.34%
                       3.81%                   -3.66%                   10.98%
                       3.13%                   -4.04%                   10.02%
                       3.44%                   -4.05%                   10.62%
                       2.75%                   -4.54%                    9.75%
                       1.79%                   -5.08%                    8.39%
                       0.28%                   -5.46%                    5.82%
                       0.83%                   -4.87%                    6.33%
                       2.54%                   -4.04%                    8.87%
                       3.05%                   -3.62%                    9.47%
                       3.44%                   -3.38%                   10.00%
                       4.46%                   -2.85%                   11.49%
                       3.97%                   -2.93%                   10.62%
                       3.92%                   -3.11%                   10.67%
                       3.02%                   -3.71%                    9.50%
                       3.02%                   -3.54%                    9.33%
                       4.32%                   -2.49%                   10.87%
                       5.61%                   -1.81%                   12.73%
        Jun-99         6.50%                   -1.53%                   14.21%
                       5.74%                   -1.98%                   13.10%
                       6.22%                   -1.81%                   13.92%
                       6.22%                   -2.01%                   14.15%
                       5.34%                   -2.60%                   12.95%
                       5.82%                   -2.29%                   13.62%
                       6.58%                   -1.68%                   14.53%
                       6.89%                   -1.45%                   14.92%
                       6.62%                   -1.67%                   14.59%
                       7.41%                   -1.49%                   16.04%
                       8.41%                   -0.89%                   17.48%
                       8.28%                   -0.91%                   17.23%
                       7.39%                   -1.38%                   15.88%
                       5.57%                   -2.44%                   13.25%
                       5.82%                   -2.25%                   13.58%
                       5.10%                   -2.53%                   12.37%
                       4.38%                   -3.18%                   11.58%
                       3.10%                   -3.86%                    9.67%
                       3.95%                   -3.48%                   11.01%
                       3.98%                   -3.62%                   11.24%
                       2.83%                   -4.47%                    9.77%
                       3.58%                   -3.87%                   10.67%
                       3.08%                   -4.00%                    9.77%
                       1.61%                   -4.79%                    7.58%
                       0.08%                   -5.70%                    5.38%
                       0.09%                   -5.84%                    5.57%
                      -0.29%                   -6.16%                    5.11%
                      -0.79%                   -6.33%                    4.27%
                      -1.50%                   -6.89%                    3.39%
                      -0.23%                   -6.04%                    5.12%
                      -0.08%                   -6.23%                    5.62%
                       1.13%                   -5.68%                    7.55%
                       1.09%                   -5.85%                    7.66%
                       1.60%                   -5.51%                    8.34%
                       0.94%                   -5.99%                    7.49%
                       0.86%                   -5.81%                    7.12%
                       1.24%                   -5.45%                    7.53%
                       1.90%                   -5.15%                    8.58%
                       1.88%                   -5.32%                    8.72%
                       2.06%                   -5.47%                    9.27%
                       1.63%                   -5.78%                    8.71%
                       0.81%                   -6.42%                    7.69%
                      -0.36%                   -7.42%                    6.34%
                      -0.25%                   -7.38%                    6.53%
                       0.50%                   -6.91%                    7.58%
                      -0.33%                   -7.52%                    6.53%
                       1.65%                   -6.24%                    9.24%
                       2.19%                   -6.00%                   10.11%
                       1.66%                   -6.45%                    9.50%
                       2.09%                   -6.29%                   10.22%
                       2.88%                   -5.96%                   11.51%
                       2.55%                   -6.19%                   11.06%
                       2.22%                   -6.74%                   10.97%
                       1.79%                   -6.71%                   10.04%
                       0.38%                   -7.91%                    8.42%
                       1.36%                   -7.43%                    9.93%
                       1.06%                   -7.86%                    9.78%
                      -0.50%                   -9.02%                    7.81%
                      -0.24%                   -9.24%                    8.57%
                      -1.95%                  -10.48%                    6.38%
                      -2.67%                  -10.98%                    5.41%
                      -1.56%                  -10.20%                    6.88%
                      -2.31%                  -10.79%                    5.97%
                      -1.60%                  -10.35%                    6.97%
                      -0.23%                   -9.24%                    8.59%
                      -1.12%                   -9.90%                    7.48%
                      -0.40%                   -9.50%                    8.53%
                      -0.54%                   -9.74%                    8.49%
                       0.36%                   -9.39%                    9.97%
                      -0.03%                   -9.84%                    9.66%
                      -0.12%                  -10.04%                    9.68%
                       0.46%                   -9.84%                   10.67%
                      -0.82%                  -10.96%                    9.24%
                      -2.06%                  -11.60%                    7.37%
                      -2.05%                  -11.93%                    7.73%
                      -3.14%                  -12.45%                    6.04%
                      -4.49%                  -13.19%                    4.05%
                      -4.01%                  -13.39%                    5.26%
                      -3.31%                  -13.43%                    6.74%
                      -3.22%                  -13.61%                    7.11%
                      -2.19%                  -12.54%                    8.10%
                      -2.40%                  -12.70%                    7.82%
                      -2.87%                  -13.09%                    7.28%
                      -2.62%                  -12.67%                    7.35%
                      -1.21%                  -11.69%                    9.21%
                       0.17%                  -11.05%                   11.37%
                       0.90%                  -10.67%                   12.47%
                       1.04%                  -10.31%                   12.36%
                       2.48%                   -9.65%                   14.62%
                       2.82%                   -9.83%                   15.50%
                       3.40%                   -9.72%                   16.59%
                       4.03%                   -9.65%                   17.80%
                       4.32%                   -9.68%                   18.43%
                       4.91%                   -9.64%                   19.59%
                       4.62%                  -10.01%                   19.40%
                       5.13%                   -9.68%                   20.09%
                       5.90%                   -9.19%                   21.14%
                       6.82%                   -8.77%                   22.60%
                       6.83%                   -8.97%                   22.82%
                       7.99%                   -8.42%                   24.61%
                       7.80%                   -8.83%                   24.67%
                       7.69%                   -9.57%                   25.23%
                       6.22%                  -10.54%                   23.22%
                       6.57%                  -10.64%                   24.05%
                       7.26%                  -10.37%                   25.19%
                       6.83%                  -10.86%                   24.82%
                       6.15%                  -10.59%                   23.15%
                       6.07%                  -10.68%                   23.06%
                       7.65%                  -10.23%                   25.82%
                       8.62%                   -9.93%                   27.50%
                       8.90%                  -10.43%                   28.60%
                       8.90%                  -10.92%                   29.11%
                       9.63%                  -11.33%                   31.04%
                       8.71%                  -12.09%                   29.97%
                       9.13%                  -12.09%                   30.83%
                      10.02%                  -11.88%                   32.42%
                       8.22%                  -12.56%                   29.46%
                       7.93%                  -12.51%                   28.80%
                       8.86%                  -12.22%                   30.41%
                       9.09%                  -12.07%                   30.70%
                       9.32%                  -12.09%                   31.20%
                      11.32%                  -11.28%                   34.46%
                      11.83%                  -11.17%                   35.39%
                      12.88%                  -10.41%                   36.72%
                      13.34%                  -10.41%                   37.67%
                      14.31%                  -10.23%                   39.46%
                      16.40%                   -8.85%                   42.29%
                      16.26%                   -9.02%                   42.19%
        Dec-99        18.17%                   -7.84%                   44.85%
                      16.47%                   -9.53%                   43.15%
                      12.01%                  -11.47%                   36.06%
                      12.11%                  -11.02%                   35.81%
                      11.29%                  -10.59%                   33.67%
                      14.36%                   -8.87%                   38.13%
                      17.53%                   -7.93%                   43.63%
                      15.35%                   -8.82%                   40.11%
                      14.75%                   -9.04%                   39.12%
                      17.38%                   -7.79%                   43.18%
                      18.89%                   -7.12%                   45.56%
                      20.25%                   -6.85%                   48.06%
                      21.78%                   -6.44%                   50.77%
                      23.50%                   -6.17%                   53.99%
                      25.06%                   -5.72%                   56.71%
                      22.53%                   -7.16%                   53.05%
                      22.18%                   -7.58%                   52.77%
                      22.07%                   -7.69%                   52.66%
                      21.12%                   -8.37%                   51.43%
                      18.22%                   -9.55%                   46.75%
                      16.27%                  -10.25%                   43.50%
                      18.05%                   -9.27%                   46.09%
                      19.49%                   -8.73%                   48.46%
                      22.22%                   -7.65%                   52.90%
                      23.14%                   -7.64%                   54.78%
                      24.76%                   -7.22%                   57.61%
                      25.95%                   -7.30%                   60.13%
                      25.61%                   -7.75%                   59.90%
                      27.08%                   -7.70%                   62.86%
                      25.91%                   -8.59%                   61.38%
                      26.57%                   -8.50%                   62.63%
                      26.63%                   -7.95%                   62.19%
                      28.40%                   -7.63%                   65.47%
                      30.91%                   -6.86%                   69.76%
                      27.94%                   -8.40%                   65.32%
                      26.84%                   -8.64%                   63.35%
                      28.91%                   -8.22%                   67.12%
                      29.92%                   -7.98%                   68.91%
                      30.53%                   -7.73%                   69.90%
                      30.76%                   -7.68%                   70.32%
                      35.47%                   -4.77%                   76.89%
                      37.96%                   -4.38%                   81.57%
                      36.95%                   -4.64%                   79.77%
                      40.29%                   -3.41%                   85.28%
                      41.11%                   -3.11%                   86.65%
                      39.60%                   -4.48%                   85.00%
                      39.48%                   -4.80%                   85.07%
      3/9/2000        42.15%                   -3.58%                   89.25%
                      41.62%                   -4.23%                   88.83%
                      38.42%                   -5.54%                   83.69%
                      34.37%                   -7.55%                   77.53%
                      31.16%                   -7.43%                   70.89%
                      34.69%                   -3.94%                   74.45%
                      34.82%                   -3.92%                   74.70%
                      28.83%                   -5.47%                   64.13%
                      29.70%                   -4.97%                   65.38%
                      34.05%                   -3.30%                   72.49%
                      34.64%                   -3.19%                   73.59%
                      34.72%                   -3.21%                   73.77%
                      34.61%                   -3.54%                   73.87%
                      31.18%                   -5.05%                   68.47%
                      27.45%                   -5.34%                   61.19%
                      24.78%                   -5.67%                   56.12%
                      26.54%                   -4.32%                   58.30%
                      21.14%                   -5.85%                   48.94%
                      18.79%                   -7.06%                   45.43%
                      21.61%                   -5.64%                   49.68%
                      25.06%                   -4.05%                   55.04%
                      27.48%                   -2.96%                   58.83%
                      21.81%                   -5.41%                   49.84%
                      19.81%                   -5.47%                   45.85%
                      15.89%                   -6.06%                   38.53%
                      14.91%                   -6.38%                   36.87%
                       6.59%                  -10.29%                   24.05%
                       7.84%                   -9.71%                   25.97%
                      14.16%                   -7.27%                   36.27%
                      14.23%                   -7.29%                   36.42%
                      13.17%                   -7.21%                   34.20%
                      10.06%                   -8.48%                   29.21%
                      14.88%                   -5.75%                   36.16%
                      13.76%                   -5.95%                   34.11%
                      16.18%                   -5.01%                   38.04%
                      18.93%                   -3.76%                   42.31%
                      21.92%                   -2.44%                   47.01%
                      18.71%                   -3.97%                   42.10%
                      16.44%                   -5.48%                   39.06%
                      17.93%                   -4.50%                   41.06%
                      20.50%                   -3.06%                   44.79%
                      17.51%                   -4.11%                   39.83%
                      15.35%                   -4.97%                   36.34%
                      11.48%                   -6.66%                   30.26%
                      15.05%                   -4.35%                   35.12%
                      15.40%                   -4.07%                   35.54%
                      17.00%                   -2.93%                   37.62%
                      18.93%                   -2.18%                   40.74%
                      17.46%                   -3.20%                   38.81%
                      15.42%                   -4.20%                   35.71%
                      12.77%                   -5.53%                   31.71%
                      10.88%                   -6.33%                   28.73%
                       7.91%                   -7.38%                   23.82%
                       8.60%                   -6.89%                   24.71%
                       7.26%                   -7.68%                   22.80%
                       7.56%                   -7.22%                   22.95%
                      12.10%                   -5.35%                   30.19%
                      11.99%                   -5.22%                   29.85%
                      15.84%                   -3.69%                   36.01%
                      20.65%                   -2.08%                   44.03%
                      20.74%                   -2.71%                   44.83%
                      20.34%                   -2.65%                   43.98%
                      21.51%                   -2.24%                   45.92%
                      21.06%                   -2.75%                   45.51%
                      23.07%                   -2.01%                   48.80%
                      19.66%                   -3.03%                   43.00%
                      20.91%                   -1.95%                   44.42%
                      20.01%                   -2.20%                   42.87%
                      20.63%                   -2.00%                   43.91%
                      20.96%                   -2.30%                   44.87%
                      23.10%                   -1.21%                   48.07%
                      23.79%                   -1.38%                   49.63%
                      24.26%                   -1.44%                   50.63%
                      21.33%                   -3.46%                   46.76%
                      20.22%                   -3.68%                   44.76%
                      21.62%                   -3.05%                   46.94%
                      19.69%                   -3.56%                   43.59%
                      22.74%                   -1.95%                   48.09%
                      20.78%                   -2.75%                   44.97%
        Jun-00        21.76%                   -2.45%                   46.63%
                      23.26%                   -0.48%                   47.48%
                      21.92%                   -0.63%                   44.73%
                      23.12%                    0.34%                   46.17%
                      24.26%                    0.73%                   48.19%
                      24.89%                    1.26%                   48.91%
                      24.62%                    1.19%                   48.41%
                      27.11%                    2.44%                   52.32%
                      27.71%                    2.59%                   53.45%
                      27.69%                    2.58%                   53.43%
                      28.29%                    2.60%                   54.71%
                      26.21%                    1.77%                   51.18%
                      24.22%                    1.05%                   47.71%
                      25.86%                    2.01%                   50.12%
                      23.01%                    0.92%                   45.22%
                      21.04%                    0.01%                   42.02%
                      21.05%                    0.42%                   41.54%
                      20.94%                    0.67%                   40.99%
                      18.08%                    0.00%                   35.57%
                      15.39%                   -1.15%                   31.09%
                      17.84%                    0.80%                   34.06%
                      17.18%                    0.83%                   32.58%
                      17.77%                    1.29%                   33.31%
                      17.61%                    1.38%                   32.84%
                      18.59%                    1.94%                   34.30%
                      20.07%                    2.71%                   36.59%
                      19.79%                    3.05%                   35.56%
                      19.54%                    2.91%                   35.21%
                      18.18%                    2.28%                   32.99%
                      20.21%                    4.03%                   35.30%
                      21.21%                    4.80%                   36.53%
                      20.15%                    3.84%                   35.39%
                      20.82%                    4.21%                   36.41%
                      21.71%                    4.50%                   37.97%
                      21.48%                    3.94%                   38.17%
                      21.71%                    3.80%                   38.85%
                      21.95%                    3.87%                   39.27%
                      22.07%                    3.61%                   39.86%
                      23.34%                    4.05%                   42.10%
                      23.79%                    4.16%                   42.92%
                      24.10%                    3.97%                   43.84%
                      24.86%                    4.32%                   45.05%
                      25.51%                    4.62%                   46.12%
                      26.83%                    5.30%                   48.16%
                      27.78%                    5.63%                   49.83%
                      27.09%                    5.47%                   48.51%
                      26.48%                    6.05%                   46.50%
                      28.01%                    6.83%                   48.87%
                      26.17%                    6.19%                   45.65%
                      25.87%                    6.67%                   44.43%
                      25.58%                    6.66%                   43.80%
                      25.97%                    6.71%                   44.61%
                      27.23%                    7.15%                   46.81%
                      25.24%                    6.03%                   43.84%
                      21.89%                    3.85%                   39.20%
                      23.45%                    4.36%                   41.98%
                      23.03%                    4.12%                   41.34%
                      21.35%                    2.92%                   39.16%
                      22.42%                    3.32%                   40.98%
                      21.63%                    2.85%                   39.84%
                      20.33%                    2.20%                   37.80%
                      19.95%                    2.35%                   36.81%
                      23.67%                    4.78%                   41.93%
                      23.10%                    4.71%                   40.80%
                      20.81%                    3.46%                   37.33%
                      19.15%                    3.27%                   33.98%
                      19.84%                    3.56%                   35.12%
                      18.71%                    3.08%                   33.25%
                      15.95%                    1.85%                   28.77%
                      15.60%                    1.76%                   28.12%
                      13.73%                    0.84%                   25.18%
                      12.13%                   -0.07%                   22.80%
                       9.36%                   -1.91%                   19.01%
                      13.48%                    0.22%                   25.37%
                      13.80%                   -0.05%                   26.38%
                      11.24%                   -1.77%                   22.90%
                      10.13%                   -2.02%                   20.82%
                      13.71%                   -0.28%                   26.45%
                      15.15%                    0.10%                   29.12%
                      15.75%                    0.17%                   30.34%
                      15.26%                    0.36%                   29.04%
                      12.28%                   -0.84%                   24.04%
                      13.35%                    0.09%                   25.25%
                      13.38%                    0.86%                   24.40%
                      14.07%                    2.60%                   23.80%
                      17.61%                    4.33%                   29.37%
                      17.03%                    3.75%                   28.82%
                      19.83%                    5.39%                   32.90%
                      20.01%                    5.23%                   33.49%
                      19.12%                    4.81%                   32.06%
                      19.61%                    5.15%                   32.71%
                      18.36%                    5.33%                   29.81%
                      17.11%                    4.79%                   27.74%
                      13.71%                    2.94%                   22.62%
                      12.68%                    3.25%                   20.03%
                      15.14%                    4.11%                   24.33%
                      16.31%                    4.96%                   25.83%
                      13.92%                    3.83%                   22.02%
                      14.17%                    4.62%                   21.61%
                      11.23%                    3.42%                   16.70%
                      10.42%                    3.35%                   15.04%
                       8.32%                    2.72%                   11.27%
                      11.62%                    4.38%                   16.41%
                      11.59%                    4.15%                   16.61%
                       8.60%                    3.23%                   11.27%
                       7.58%                    3.25%                    9.05%
    11/30/2000         5.54%                    2.21%                    5.88%
                       8.11%                    3.89%                    9.41%
                       6.59%                    3.30%                    6.85%
                      11.50%                    6.05%                   14.15%
                       9.72%                    4.58%                   12.06%
                       9.14%                    4.62%                   10.77%
                      13.39%                    7.55%                   16.44%
                      15.33%                    8.36%                   19.64%
                      13.10%                    7.01%                   16.44%
                      11.27%                    6.02%                   13.68%
                       9.36%                    5.12%                   10.65%
                       8.47%                    4.57%                    9.39%
                       9.70%                    6.52%                    9.72%
                       8.65%                    6.37%                    7.65%
                       5.11%                    4.61%                    2.13%
                       5.88%                    6.09%                    2.03%
                       9.66%                    8.66%                    7.11%
                      10.52%                    9.81%                    7.60%
                      13.58%                   12.34%                   11.19%
                      17.08%                   14.98%                   15.58%
        Dec-00        14.60%                   13.19%                   12.36%

-------------------------------------------------------------------------------
                          PEAK-TO-PEAK       PEAK-TO-TROUGH   PEAK-TO-CURRENT
                        4/21/98 - 3/9/00   3/9/00 - 11/30/00  3/9/00 - 12/31/00
-------------------------------------------------------------------------------
Russell 2000                  26.3%             -25.8%          -19.4%
-------------------------------------------------------------------------------
Russell 2000 Value           -12.7                6.0            17.4
-------------------------------------------------------------------------------
Russell 2000 Growth           64.8              -44.1           -40.6
-------------------------------------------------------------------------------

BROADLY DIVERSIFIED
FUNDS
-------------------------------------------------------------------------------
Pennsylvania Mutual            0.7                6.9            16.0
-------------------------------------------------------------------------------
Royce Micro-Cap               10.7               -1.5             2.8
-------------------------------------------------------------------------------
Royce Total Return            -5.4               14.2            23.0
-------------------------------------------------------------------------------
Royce Low-Priced Stock        18.8               11.2            17.9
-------------------------------------------------------------------------------
Royce Opportunity             43.3               -4.4             1.9
-------------------------------------------------------------------------------

CONCENTRATED
FUNDS
---------------------------------------------------------------------------
Royce Premier                  8.3              5.3          14.8
---------------------------------------------------------------------------
Royce Trust & GiftShares      54.0             -2.4           5.0
---------------------------------------------------------------------------
Royce Select                   n/a             -1.9           8.4

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), but it provided positive performance during the downdraft. All Royce Funds outperformed the Russell 2000 in this period. Especially noteworthy performances were turned in by Pennsylvania Mutual Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Premier Fund, all of which posted positive results for the period.

PEAK-TO-CURRENT: Through year-end, value maintained a sizeable lead over growth. Again, all Royce Funds held performance advantages over the Russell 2000 and all have provided positive performance. Interestingly, our most conservative offering, Royce Total Return Fund, was our best performer.


10 THE ROYCE FUNDS ANNUAL REPORT 2000

PERFORMANCE HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
ALL OF THE ROYCE FUNDS OUTPERFORMED THE RUSSELL 2000 FOR THE               JULY-DEC        2000        RUSSELL 2000 PEAK
SECOND HALF OF 2000, THE CALENDAR YEAR AND FROM THE INDEX'S PEAK          2000 RETURN     RETURN       3/9/00 - 12/31/00
ON 3/9/00 THROUGH 12/31/00.
---------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000                                                                -5.9%          -3.0%            -19.4%
---------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND*                                                   11.0           18.4              16.0
Our flagship Fund that invests in both small- and micro-cap
companies outperformed the Russell 2000 for the one-, three-, five-, 15- and 20-year periods ended December 31, 2000. The
Fund's 25-year average annual total return was 16.8%.
---------------------------------------------------------------------------------------------------------------------------
ROYCE MICRO-CAP FUND*                                                        4.0           16.7               2.8
Our broadly diversified portfolio that invests primarily in
companies with market caps less than $300 million outperformed the Russell 2000 for the one-, three-, five-year and since
inception (12/31/91) periods ended December 31, 2000. The Fund's average annual total return since inception was 15.4%.
---------------------------------------------------------------------------------------------------------------------------
ROYCE TOTAL RETURN FUND                                                     15.7           19.4              23.0
Our diversified portfolio that invests primarily in
dividend-paying stocks outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/15/93) periods ended December 31, 2000. Royce Total Return Fund had the SECOND
LOWEST Standard Deviation, the THIRD LOWEST Morningstar Risk
Ratio and the FOURTH LOWEST beta among 332 small-cap objective funds with a three-year history tracked by Morningstar through
12/31/00, making it our least volatile fund for the period. RTR's average annual total return since inception was 14.7%.
---------------------------------------------------------------------------------------------------------------------------
ROYCE LOW-PRICED STOCK FUND                                                  8.8           24.0              17.9
Managed by Whitney George, the Fund was our best performer for the calendar year. RLP, which invests primarily in small- and micro-cap companies trading for less than $15 per share at the time of purchase, outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/15/93) periods ended
December 31, 2000. The Fund's average annual total return since inception was 17.2%.
---------------------------------------------------------------------------------------------------------------------------
ROYCE OPPORTUNITY FUND*                                                      1.3           19.9               1.9
Managed by Buzz Zaino, the Fund outperformed the Russell 2000 for the one-year, three-year and since inception (11/19/96) periods through December 31, 2000. The Fund, which uses an opportunistic value approach, had an average annual total return since
inception of 20.0%.
---------------------------------------------------------------------------------------------------------------------------
ROYCE PREMIER FUND                                                          12.2           17.1              14.8
Our concentrated portfolio that invests primarily in companies with market caps between $300 million and $1.5 billion
outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/31/91) periods ended December 31, 2000. The
Fund's average annual total return since inception was 14.1%.
---------------------------------------------------------------------------------------------------------------------------
ROYCE TRUST & GIFTSHARES FUND*                                               3.8           11.7               5.0
A Fund designed for gifting and estate planning, RTG
substantially outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/27/95) periods ended December
31, 2000. The Fund's average annual total return since inception was 24.5%.
---------------------------------------------------------------------------------------------------------------------------
ROYCE SELECT FUND                                                            6.5           15.0               8.4
Our concentrated, performance-fee fund for qualified clients outperformed the Russell 2000 for the one-year, two-year and since inception (11/18/98) periods ended December 31, 2000. The
Fund was also ahead of its benchmark from the most recent
small-cap trough on 11/30/00. RSF's average annual total return since inception was 27.7%.
---------------------------------------------------------------------------------------------------------------------------

*All performance and risk information reflect Investment Class results. Shares of the Funds' Consultant Class and Institutional Service Class bear an annual distribution expense, and Consultant Class Shares are subject to a deferred sales charge, neither of which are borne by the Investment Class.

See pages 12-27 for a discussion of performance returns and risk statistics.


                                           THE ROYCE FUNDS ANNUAL REPORT 2000 11

PENNSYLVANIA MUTUAL FUND+

MANAGER'S DISCUSSION

In a stormy year for the stock market, our flagship, PENNSYLVANIA MUTUAL FUND
(PMF), sailed relatively smoothly through choppy waters. PMF WAS UP 18.4% IN 2000, WELL AHEAD OF ITS BENCHMARK, THE RUSSELL 2000, WHICH WAS DOWN 3.0%. The Fund posted positive returns in each of 2000's four quarters, and, more importantly, was up 16.0% from the small-cap market peak on 3/9/00 through 12/31/00. This terrific down market showing in last year's volatile environment was especially pleasing to us, as the Fund's diversified portfolio of small- and micro-cap stocks reaped the benefits that came with a market that re-focused on valuation, earnings and cash flow. PMF'S 25-YEAR AVERAGE ANNUAL TOTAL RETURN WAS 16.8%.

   One chief beneficiary of renewed attention to valuation was the insurance industry. More than a year of consistently disappointing performance had allowed us to increase our holdings in our favorite insurance firms. The industry stirred to life late in the second quarter, and continued to rise throughout the year. Notable performances were turned in by property and casualty insurer White Mountains Insurance Group, property underwriter and casualty reinsurer Everest Re Group and title insurance provider Fidelity National Financial. Recovering earlier in the year, a number of Financial Services companies also made large contributions, with gains evenly spread among the information and processing, insurance brokerage and investment management industries. Financial services provider Investors Financial Services and insurance broker Arthur J. Gallagher & Company were two of the best performers. While we took some profits in these, and other, Financial Services and Financial Intermediaries firms, we think that the strongest companies in each sector have yet to reach their full value.

GOOD IDEAS THAT WORKED
2000 Net Realized and Unrealized Gain
----------------------------------------------
Denbury Resources                $5,908,152
----------------------------------------------
Lilly Industries Cl. A            4,905,172
----------------------------------------------
White Mountains
Insurance Group                   4,876,850
----------------------------------------------
Investors Financial Services      4,863,232
----------------------------------------------
Gallagher (Arthur J.) & Co.       4,836,853
----------------------------------------------

DENBURY RESOURCES -- A good case of patience paying off, as investors took notice of this oil and gas exploration and production company that we have been buying since 1997. Its price climbed steadily throughout 2000.

LILLY INDUSTRIES -- A stock that we have owned off and on for 15 years, this specialty chemicals producer was acquired in December at a substantial premium by Valspar, a larger company in the same industry.

+ All performance and risk information presented herein is for PMF's Investment Class. Shares of PMF's Consultant Class, which commenced operations on June 18, 1997, bear an annual distribution expense which is not borne by the Investment Class.

[SIDENOTE]

---------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/00
---------------------------------------------
   July-Dec 2000*                  11.03%
---------------------------------------------
   1-Year                          18.35
---------------------------------------------
   3-Year                           9.31
---------------------------------------------
   5-Year                          12.99
---------------------------------------------
   10-Year                         13.97
---------------------------------------------
   20-Year                         13.78
---------------------------------------------
   25-Year                         16.78

* Not annualized.

CALENDAR YEAR TOTAL RETURNS
---------------------------------------------------
   YEAR        PMF        YEAR        PMF
---------------------------------------------------
   2000       18.4%       1992       16.2%
---------------------------------------------------
   1999        6.0        1991       31.8
---------------------------------------------------
   1998        4.2        1990      -11.5
---------------------------------------------------
   1997       25.0        1989       16.7
---------------------------------------------------
   1996       12.8        1988       24.6
---------------------------------------------------
   1995       18.7        1987        1.4
---------------------------------------------------
   1994       -0.7        1986       11.2
---------------------------------------------------
   1993       11.3

[BAR CHART]

---------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater
Over the Last 15 Years, in Percentages (%)
---------------------------------------------------

Caption
                          PMF    Russell 2000
7/3/86 - 9/16/86          -8.6       -14.6
8/25/87 - 10/28/87       -23.2       -38.9
10/9/89 - 10/31/90       -20.9       -32.5
2/12/92 - 7/8/92          -2.6       -12.0
3/18/94 - 12/9/94         -7.6       -12.3
5/22/96 - 7/24/96         -6.5       -15.4
1/22/97 - 4/25/97         -2.5        -9.0
10/13/97 - 1/12/98        -7.5       -11.3
4/21/98 - 10/8/98        -25.1       -36.5
3/9/00 - 11/30/00        -36.5       -25.8

MORNINGSTAR VOLATILITY MEASURES*
---------------------------------------------------
                               CATEGORY BEST DECILE
                         PMF    MEDIAN   BREAKPOINT
---------------------------------------------------
   Standard Deviation   16.38    27.77    18.45
---------------------------------------------------
   Mstar Risk Ratio      0.74     1.26     0.85
---------------------------------------------------
   Beta                  0.52     0.95     0.61

*Three years ended 12/31/00. Category Median and Best Decile Breakpoint based on 332 small-cap objective funds (lowest expense class only) with at least three years of history.


12 THE ROYCE FUNDS ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW

     High returns throughout the year from oil and gas stocks, as well as energy services companies, helped make Natural Resources the Fund's best-performing sector. Rising energy costs and cold early winter weather combined to push up the stock prices of large oil and gas holdings Denbury Resources, Barrett Resources and 3TEC Energy. We took some profit in the two former companies, but continued to build our position in the latter. We look at energy stocks in the same vein as insurance -- a top-performing industry whose best days may still lay ahead of it. In general, we prefer companies that focus more on natural gas than oil. Natural gas is a business whose primarily domestic focus makes it more immune to geopolitical flare-ups and is thus potentially more stable. We expect that the demand for energy will remain high, especially in light of ongoing difficulties in California.

     Even in a good year, of course, not everything goes right. The Fund's Technology holdings, while showing a small net gain overall for the year, endured significant losses beginning in early March. One industry that was hit particularly hard was information technology services. In spite of their collectively dismal performance, many of these companies still possess considerable potential in our view. For example, we have built a larger position in CIBER, a firm that we think is superbly positioned to benefit from an industry turnaround.

     On the whole, we are very pleased with the Fund's performance. We also think that plentiful buying opportunities exist in the small- and micro-cap universe that could help PMF keep steaming ahead.

GOOD IDEAS AT THE TIME
2000 Net Realized and Unrealized Loss
------------------------------------------
   Spherion Corporation     $2,965,166
------------------------------------------
   Stone & Webster           2,726,329
------------------------------------------
   Blanch (E.W.) Holdings    2,680,531
------------------------------------------
   Comdisco                  2,662,550
------------------------------------------
   CIBER                     2,503,636
------------------------------------------

SPHERION -- The company's stock price fell to the mat from the twin blows of an early year slowdown for companies providing information technology services and 2000's Tech Wreck. We are hopeful that an industry turn-around will see it up and fighting again.

STONE & WEBSTER -- Our once-high hopes for this engineering and construction firm were dashed by bankruptcy, as new management was unable to rescue the company from substantial cost overruns on existing projects.

+ All performance and risk information presented herein is for PMF's
  Investment Class. Shares of PMF's Consultant Class, which commenced operations on June 18, 1997, bear an annual distribution expense which is not borne by the Investment Class.

[SIDENOTE]

PORTFOLIO DIAGNOSTICS
------------------------------------------
   Median Market Cap.         $471 million
------------------------------------------
   Weighted Average P/E Ratio        12.0x
------------------------------------------
   Weighted Average P/B Ratio         1.5x
------------------------------------------
   Weighted Average Yield               8%
------------------------------------------
   Fund Net Assets            $498 million
------------------------------------------
   Turnover Rate                       45%
------------------------------------------
   No. of Holdings                     212
------------------------------------------
   Symbol (Investment Class)         PENNX
          (Consultant Class)         RYPCX

TOP 10 POSITIONS % of Net Assets
------------------------------------------
   Curtiss-Wright                     1.7%
------------------------------------------
   Arnold Industries                  1.6
------------------------------------------
   White Mountains Insurance Group    1.6
------------------------------------------
   Penn Engineering & Manufacturing   1.6
------------------------------------------
   Simpson Manufacturing              1.5
------------------------------------------
   Denbury Resources                  1.5
------------------------------------------
   Florida Rock Industries            1.4
------------------------------------------
   Woodward Governor                  1.3
------------------------------------------
   Zenith National Insurance          1.2
------------------------------------------
   Carbo Ceramics                     1.1

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
------------------------------------------
   Industrial Products              17.1%
------------------------------------------
   Financial Intermediaries         14.4
------------------------------------------
   Industrial Services              13.3
------------------------------------------
   Technology                       10.3
------------------------------------------
   Natural Resources                 9.9
------------------------------------------
   Consumer Products                 9.3
------------------------------------------
   Financial Services                6.0
------------------------------------------
   Health                            5.8
------------------------------------------
   Consumer Services                 3.9
------------------------------------------
   Miscellaneous                     4.9
------------------------------------------
   Cash & Cash Equivalents           5.1

PENNSYLVANIA MUTUAL FUND VS. RUSSELL 2000
Value of $10,000 Invested on 12/31/80
------------------------------------------

[LINE CHART]

[PLOT POINTS]

                                     RUSSELL
                       PMF            2000
     12/31/1980        10,000         10,000
      3/31/1981        10,621         10,829
      6/30/1981        11,671         11,231
      9/30/1981         8,897          9,262
     12/31/1981        10,066         10,203
      3/31/1982         9,203          9,252
      6/30/1982         9,355          9,119
      9/30/1982        10,452         10,080
     12/31/1982        13,435         12,748
      3/31/1983        15,994         14,972
      6/30/1983        18,588         18,010
      9/30/1983        18,358         17,127
     12/31/1983        18,877         16,462
      3/31/1984        18,224         15,357
      6/30/1984        18,064         14,895
      9/30/1984        19,214         15,714
     12/31/1984        19,470         15,258
      3/31/1985        21,559         17,381
      6/30/1985        22,258         17,997
      9/30/1985        22,191         17,213
     12/31/1985        24,683         19,996
      3/31/1986        27,314         22,827
      6/30/1986        28,852         23,934
      9/30/1986        26,818         21,002
     12/31/1986        27,443         21,132
      3/31/1987        31,433         26,271
      6/30/1987        31,838         26,084
      9/30/1987        33,338         27,176
     12/31/1987        27,820         19,279
      3/31/1988        31,838         22,956
      6/30/1988        33,923         24,469
      9/30/1988        34,381         24,239
     12/31/1988        34,656         24,079
      3/31/1989        37,089         25,933
      6/30/1989        39,251         27,585
      9/30/1989        40,927         29,447
     12/31/1989        40,440         27,989
      3/31/1990        40,084         27,370
      6/30/1990        41,383         28,427
      9/30/1990        34,534         21,451
     12/31/1990        35,774         22,530
      3/31/1991        43,014         29,230
      6/30/1991        43,449         28,777
      9/30/1991        45,182         31,123
     12/31/1991        47,161         32,906
      3/31/1992        50,717         35,374
      6/30/1992        49,424         32,961
      9/30/1992        50,591         33,904
     12/31/1992        54,795         38,963
      3/31/1993        57,600         40,626
      6/30/1993        56,984         41,512
      9/30/1993        59,246         45,140
     12/31/1993        60,958         46,327
      3/31/1994        60,300         45,095
      6/30/1994        58,979         43,341
      9/30/1994        61,179         46,349
     12/31/1994        60,519         45,487
      3/31/1995        62,970         47,584
      6/30/1995        67,056         52,042
      9/30/1995        71,790         57,184
     12/31/1995        71,848         58,425
      3/31/1996        73,342         61,410
      6/30/1996        75,953         64,481
      9/30/1996        75,953         64,699
     12/31/1996        81,080         68,063
      3/31/1997        81,421         64,537
      6/30/1997        91,688         75,005
      9/30/1997       103,323         86,166
     12/31/1997       101,317         83,280
      3/31/1998       111,034         91,649
      6/30/1998       110,257         87,378
      9/30/1998        93,802         69,780
     12/31/1998       105,537         81,162
      3/31/1999        92,901         76,763
      6/30/1999       110,993         88,699
      9/30/1999       105,681         83,093
     12/31/1999       111,828         98,416
      3/31/2000       114,904        105,388
      6/30/2000       119,205        101,404
      9/30/2000       128,114        102,525
     12/31/2000       132,352         95,443

Includes reinvestment of distributions.



                                           THE ROYCE FUNDS ANNUAL REPORT 2000 13

ROYCE MICRO-CAP FUND+

MANAGER'S DISCUSSION

Strong performances across several industries in the micro-cap sector helped ROYCE MICRO-CAP FUND'S (RMC) diversified portfolio stand out in the generally down market of 2000. THE FUND WAS UP 16.7% FOR THE YEAR, WELL AHEAD OF ITS BENCHMARK, THE RUSSELL 2000, WHICH WAS DOWN 3.0%. Avoiding the spring downdraft, the Fund raced out to an impressive start, up 12.2% in 2000's first half. The down market of the late fall and winter was a little tougher to weather, but the Fund still turned in a healthy second-half return of 4.0% versus -5.9% for the Russell 2000. The best news from our perspective, however, was the Fund's outperformance relative to its benchmark from the small-cap market peak on 3/9/00. RMC was up 2.8% from 3/9/00 through 12/31/00, while the Russell 2000 was down 19.4% for the same period. THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION (12/31/91) WAS 15.4%. EFFECTIVE JANUARY 2, 2001, W. WHITNEY GEORGE BECAME THE FUND'S PORTFOLIO MANAGER. HE HAS BEEN ACTIVELY INVOLVED IN THE FIRM'S MICRO-CAP PORTFOLIOS FOR SOME TIME.

     Both Technology and biotechnology, traditionally well-represented industries in the micro-cap sector, provided strong returns in 2000. In spite of much-publicized woes in the market as a whole, Technology finished the year as the Fund's top- performing sector. Our selections tended to be in the relatively more conservative areas of service, distribution and software, where we have enjoyed success in the past. Some timely selling was an additional plus. We sold most of our position in components distributor Jaco Electronics at a substantial profit in the summer. We also sold our shares of precision optics designer Coherent in January and integrated circuit manufacturer Exar in November following a stock split. We continue to hold large positions in defense-based Tech firms

GOOD IDEAS THAT WORKED
2000 Net Realized and Unrealized Gain
-----------------------------------------
   Richardson Electronics   $2,031,768
-----------------------------------------
   Denbury Resources         1,976,270
-----------------------------------------
   Jaco Electronics          1,378,063
-----------------------------------------
   Woodward Governor         1,341,243
-----------------------------------------
   Aurora Biosciences        1,107,684
-----------------------------------------

RICHARDSON ELECTRONICS -- This distributor of electronic components and equipment began to attract Wall Street's attention earlier in the year. We first bought it in 1998's third-quarter market correction. Although we sold shares in the spring and summer, we still hold a sizeable position.

DENBURY RESOURCES -- It took a little while for the price of this oil and natural gas exploration company to take off, but once it did, it shot for the stars through a combination of record earnings and an excellent market for energy stocks. We took some profit in the fall and winter, but still hold a large position in the company.

+ All performance and risk information presented herein is for RMC's Investment Class. Shares of RMC's Consultant Class, which commenced operations on May 4, 1998, bear an annual distribution expense which is not borne by the Investment Class.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/00
-----------------------------------------
   July-Dec 2000*                   4.03%
-----------------------------------------
   1-Year                          16.73
-----------------------------------------
   3-Year                           8.64
-----------------------------------------
   5-Year                          13.06
-----------------------------------------
   Since Inception (12/31/91)      15.44
-----------------------------------------

* Not annualized.

CALENDAR YEAR TOTAL RETURNS
-----------------------------------------
   YEAR                           RMC
-----------------------------------------
   2000                          16.7%
-----------------------------------------
   1999                          13.7
-----------------------------------------
   1998                          -3.3
-----------------------------------------
   1997                          24.7
-----------------------------------------
   1996                          15.5
-----------------------------------------
   1995                          19.1
-----------------------------------------
   1994                           3.6
-----------------------------------------
   1993                          23.7
-----------------------------------------
   1992                          29.4

[BAR CHART]

-------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

                                                         RMC        Russell 2000
2/12/92  - 7/8/92                                        -1.5          -12.0
3/18/94  - 12/9/94                                       -4.4          -12.3
5/22/96  - 7/24/96                                       -8.7          -15.4
1/22/97  - 4/25/97                                       -5.1           -9.0
10/13/97 - 1/12/98                                       -7.8          -11.3
4/21/98  - 10/8/98                                      -33.6          -36.5
3/9/00   - 11/30/00                                      -1.5          -25.8

MORNINGSTAR VOLATILITY MEASURES*
----------------------------------------------------
                              CATEGORY  BEST QUARTILE
                        RMC    MEDIAN     BREAKPOINT
----------------------------------------------------
   Standard Deviation   20.92     29.31      18.04
----------------------------------------------------
   Mstar Risk Ratio      0.93      1.33       0.95
----------------------------------------------------
   Beta                  0.61      0.79       0.52

*Three years ended 12/31/00. Category Median and Best Quartile Breakpoint based on 17 micro-cap objective funds (lowest expense class only) with at least three years of history. (All small-cap objective funds with median market capitalizations below $250 million.)


14 THE ROYCE FUNDS ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW

such as Curtiss-Wright and Woodward Governor, both of which posted robust returns. In the biotechnology area, we sold Aurora Biosciences, a designer and developer of systems that enhance drug discovery, after its price skyrocketed through the spring and summer. The price of BioReliance, a biotechnology and pharmaceutical services firm, more than doubled before year end. We reduced our position, but still hold a sizeable stake.

     In the less glamorous industries of oil and gas, energy services and insurance, there were success stories and less selling, as we believe that many of these stocks have room to grow. We sold some shares of oil and gas company Denbury Resources, while building our position in two similar firms, 3TEC Energy and PetroCorp. All three generated consistently high returns in 2000 thanks to a dramatic turnaround in energy stocks. Rising prices also gave a boost to energy services companies. Carbo Ceramics, a manufacturer of ceramic proppants, a key material in hydraulic drilling equipment, did very well, as did Input/Output, a designer and manufacturer of seismic data acquisition products.

     After languishing for more than a year, insurance stocks surged in 2000's second half. Earlier in the year, we had increased our position in medical malpractice insurer Medical Assurance, property and casualty reinsurer PXRE Group and underwriter and holding company NYMAGIC. After a merger with LaSalle Re Holdings drove up its price, we reduced our position in Trenwick Group, although we still own a considerable number of shares.

     We are excited about the prospects of micro-cap value investing in the months ahead and are especially happy with RMC's performance in this volatile market.

GOOD IDEAS AT THE TIME
2000 Net Realized and Unrealized Loss
--------------------------------------
   Stone & Webster          $1,019,962
--------------------------------------
   RCM Technologies            895,006
--------------------------------------
   Carlisle Holdings           866,688
--------------------------------------
   Marvel Enterprises          835,124
--------------------------------------
   Enesco Group                828,928
--------------------------------------

STONE & WEBSTER -- Our high hopes for this engineering and construction firm were dashed by bankruptcy, as new management was unable to rescue the company from substantial cost overruns on existing projects.

RCM TECHNOLOGIES -- The price of this business and technology services provider plummeted throughout the year. Reduced information technology budgets hurt it earlier in the year, then the bear market for Tech stocks dragged its price even lower. We increased our position in the downturn, confident that this well-run firm can bounce back.

+ All performance and risk information presented herein is for RMC's
  Investment Class. Shares of RMC's Consultant Class, which commenced operations on May 4, 1998, bear an annual distribution expense which is not borne by the Investment Class.

[SIDENOTE]

PORTFOLIO DIAGNOSTICS
-------------------------------------------------
   Median Market Cap.                $216 million
-------------------------------------------------
   Weighted Average P/E Ratio               12.5x
-------------------------------------------------
   Weighted Average P/B Ratio                1.3x
-------------------------------------------------
   Weighted Average Yield                    1.0%
-------------------------------------------------
   Fund Net Assets                   $142 million
-------------------------------------------------
   Turnover Rate                              71%
-------------------------------------------------
   No. of Holdings                            150
-------------------------------------------------
   Symbol (Investment Class)                RYOTX
          (Consultant Class)                RYMCX

TOP 10 POSITIONS % of Net Assets
-------------------------------------------------
   Woodward Governor                          2.2%
-------------------------------------------------
   Medical Assurance                          2.2
-------------------------------------------------
   Florida Rock Industries                    1.9
-------------------------------------------------
   3TEC Energy                                1.8
-------------------------------------------------
   PetroCorp                                  1.8
-------------------------------------------------
   PXRE Group                                 1.6
-------------------------------------------------
   Cato Cl. A                                 1.6
-------------------------------------------------
   Denbury Resources                          1.6
-------------------------------------------------
   NYMAGIC                                    1.5
-------------------------------------------------
   Pure Resources                             1.5

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-------------------------------------------------
   Technology                       16.0%
-------------------------------------------------
   Industrial Products              12.9
-------------------------------------------------
   Natural Resources                11.9
-------------------------------------------------
   Industrial Services              11.5
-------------------------------------------------
   Financial Intermediaries         10.2
-------------------------------------------------
   Consumer Products                 8.3
-------------------------------------------------
   Health                            7.2
-------------------------------------------------
   Consumer Services                 5.1
-------------------------------------------------
   Financial Services                3.8
-------------------------------------------------
   Miscellaneous                     4.9
-------------------------------------------------
   Cash & Cash Equivalents           8.2
-------------------------------------------------

ROYCE MICRO-CAP FUND VS. RUSSELL 2000
Value of $10,000 Invested on 12/31/91

[LINE CHART]

[PLOT POINTS]

                              RUSSELL
                     RMC        2000
12/31/91           10,000      10,000
3/31/92            11,100      10,750
6/30/92            10,700      10,017
9/30/92            11,421      10,303
12/31/92           12,941      11,841
3/31/93            14,184      12,346
6/30/93            14,207      12,615
9/30/93            15,316      13,718
12/31/93           16,004      14,079
3/31/94            16,127      13,704
6/30/94            15,855      13,171
9/30/94            16,770      14,085
12/31/94           16,572      13,823
3/31/95            17,185      14,460
6/30/95            18,464      15,815
9/30/95            19,717      17,378
12/31/95           19,731      17,755
3/31/96            20,544      18,662
6/30/96            21,906      19,595
9/30/96            21,172      19,662
12/31/96           22,798      20,684
3/31/97            22,602      19,613
6/30/97            25,095      22,794
9/30/97            29,015      26,186
12/31/97           28,427      25,308
3/31/98            31,360      27,852
6/30/98            30,241      26,554
9/30/98            23,981      21,206
12/31/98           27,476      24,665
3/31/99            23,042      23,328
6/30/99            28,248      26,955
9/30/99            27,573      25,252
12/31/99           31,228      29,910
3/31/00            34,810      32,028
6/30/00            35,040      30,817
9/30/00            37,569      31,159
12/31/00           36,450      29,006


Includes reinvestment of distributions.


                                           THE ROYCE FUNDS ANNUAL REPORT 2000 15

ROYCE TOTAL RETURN FUND

MANAGER'S DISCUSSION

If we were to give an award for Royce "Comeback Fund of the Year," ROYCE TOTAL RETURN FUND (RTR) would easily take the prize. Following two consecutive years of lower (though positive) calendar year returns, RTR WAS UP 19.4% IN 2000, SUBSTANTIALLY AHEAD OF ITS BENCHMARK, THE RUSSELL 2000, WHICH WAS DOWN 3.0%. RTR was up 3.3% in the first half, narrowly ahead of its benchmark, which was up 3.0%. In the more volatile second half, the Fund ignited, up 15.7%, while the Russell 2000 was down 5.9%. Outstanding down market performance played a critical role in the Fund's strong year. From the small-cap market peak on 3/9/00, RTR was up 23.0% through 12/31/00, while the Russell 2000 was down 19.4% for the same period. THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION (12/15/93) WAS 14.7%.

     The market's embrace of more traditional valuation measures, such as earnings and dividends, fueled the Fund's flight. As many Technology issues swooned, industries such as energy, insurance and investment management rose in their place. RTR was ideally positioned for this dramatic shift. Insurance stocks as a group were the portfolio's best performers by a wide margin. Increasing premiums, industry consolidation and a long period of stock market neglect all combined to make insurance companies attractive to investors seeking alternatives to declining stocks in other sectors. Just as we took advantage of low prices by buying insurance stocks throughout 1999 and early 2000, we took some profits in last year's second half as prices rose. We are holding on to large positions in what we think are our strongest companies, such as White

GOOD IDEAS THAT WORKED
2000 Net Realized and Unrealized Gain
-------------------------------------------
   White Mountains
    Insurance Group              $3,514,152
-------------------------------------------
   Trenwick Group                 3,091,537
-------------------------------------------
   Phoenix Investment Partners    2,559,162
-------------------------------------------
   Gallagher (Arthur J.) & Co.    2,426,786
-------------------------------------------
   Woodward Governor              1,984,993

WHITE MOUNTAINS INSURANCE GROUP -- We bought shares of this property and casualty insurer throughout the insurance industry downturn because we thought that highly respected, veteran CEO John Byrne would intelligently deploy the firm's large cash assets. Other investors began to take notice in 2000, driving its price up considerably.

PHOENIX INVESTMENT PARTNERS -- The price of this investment management company soared on news of a take-over by Phoenix Home Life Mutual Insurance in July, giving us the chance to sell shares for a large gain.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/00
-------------------------------------------
   July-Dec 2000*                  15.66%
-------------------------------------------
   1-Year                          19.43
-------------------------------------------
   3-Year                           8.30
-------------------------------------------
   5-Year                          14.54
-------------------------------------------
   Since Inception (12/15/93)      14.70

* Not annualized.

CALENDAR YEAR TOTAL RETURNS
-------------------------------------------
   YEAR                              RTR
-------------------------------------------
   2000                             19.4%
-------------------------------------------
   1999                              1.6
-------------------------------------------
   1998                              4.8
-------------------------------------------
   1997                             23.7
-------------------------------------------
   1996                             25.5
-------------------------------------------
   1995                             26.9
-------------------------------------------
   1994                              5.1

[BAR CHART]

--------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
--------------------------------------------------------------

                                                  RTR               Russell 2000
3/18/94  - 12/9/94                                1.8                  -12.3
5/22/96  - 7/24/96                               -0.5                  -15.4
1/22/97  - 4/25/97                                0.2                   -9.0
10/13/97 - 1/12/98                               -2.7                  -11.3
4/21/98  - 10/8/98                              -19.0                  -36.5
3/9/00   - 11/30/00                              14.2                  -25.8

MORNINGSTAR VOLATILITY MEASURES*
--------------------------------------------------------------
                                   CATEGORY  BEST DECILE
                          RTR       MEDIAN   BREAKPOINT
--------------------------------------------------------------
   Standard Deviation    13.38      27.77      18.45
--------------------------------------------------------------
   Mstar Risk Ratio       0.60       1.26       0.85
--------------------------------------------------------------
   Beta                   0.44       0.95       0.61

*Three years ended 12/31/00. Category Median and Best Decile Breakpoint based on 332 small-cap objective funds (lowest expense class only) with at least three years of history.


16 THE ROYCE FUNDS ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW

Mountains Insurance Group, Trenwick Group, Old Republic International, Zenith National Insurance and LandAmerica Financial Group, because we believe that they have not yet reached full value. Late in the year, we sold our shares of property and casualty insurer W. R. Berkley and title insurer Fidelity National Financial.

     Oil and gas companies and energy services firms were strong-performing groups throughout the year. We sold most of our stake in oil and gas contract driller Helmerich & Payne at a large profit and reduced our position in Carbo Ceramics, a manufacturer of ceramic proppants, a critical material in hydraulic drilling equipment. Medical products manufacturer Arrow International, a company with a solid balance sheet, innovative products and talented management, enjoyed a terrific year based on promising research and development efforts as well as a sound core business.

     Information technology services companies struggled last year, hurt by slashed budgets in the aftermath of Y2K and then by the decline and fall of Tech stocks. We took advantage of declining prices to build our positions in companies that we like. Analysts International is one company that we think could be a dominant force in this industry. Spherion, a staffing and services company with a growing technology services business, has strong management and an attractive financial profile.

     We couldn't be more pleased about the Fund's performance in 2000's volatile environment, and are excited about its performance potential in a period when value has so far been the market leader.

GOOD IDEAS AT THE TIME
2000 Net Realized and Unrealized Loss
-----------------------------------------
   Oregon Steel Mills          $1,876,188
-----------------------------------------
   Anglogold                    1,431,326
-----------------------------------------
   Analysts International       1,245,782
-----------------------------------------
   Spherion Corporation         1,171,493
-----------------------------------------
   MacDermid                      931,828
-----------------------------------------

OREGON STEEL MILLS -- The price of this specialized steel producer fell into the low single digits (and stayed there) due to recent losses, union problems and a strong U.S. dollar, which hurt domestic steel companies.

ANGLOGOLD -- The price of this international gold mining firm continued to suffer in 2000. However, we think that an eventual turnaround is likely for precious metals, and are confident about the prospects for what we think is a well-run company.

[SIDENOTE]

PORTFOLIO DIAGNOSTICS
-----------------------------------------
   Median Market Cap.        $504 million
-----------------------------------------
   Weighted Average P/E Ratio       12.7x
-----------------------------------------
   Weighted Average P/B Ratio        1.4x
-----------------------------------------
   Weighted Average Yield            2.8%
-----------------------------------------
   Fund Net Assets           $282 million
-----------------------------------------
   Turnover Rate                      24%
-----------------------------------------
   No. of Holdings                    202
-----------------------------------------
   Symbol                           RYTRX

TOP 10 POSITIONS % of Net Assets
-----------------------------------------
   White Mountains Insurance Group   1.9%
-----------------------------------------
   Arrow International               1.7
-----------------------------------------
   Trenwick Group                    1.7
-----------------------------------------
   John Nuveen Company Cl. A         1.7
-----------------------------------------
   Woodward Governor                 1.6
-----------------------------------------
   Gallagher (Arthur J.) & Co.       1.5
-----------------------------------------
   Charming Shoppes                  1.4
-----------------------------------------
   Florida Rock Industries           1.3
-----------------------------------------
   Lincoln Electric Holdings         1.3
-----------------------------------------
   Universal                         1.3

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-----------------------------------------
   Industrial Products              23.9%
-----------------------------------------
   Financial Intermediaries         15.9
-----------------------------------------
   Industrial Services              13.9
-----------------------------------------
   Technology                        8.0
-----------------------------------------
   Natural Resources                 7.3
-----------------------------------------
   Consumer Products                 7.2
-----------------------------------------
   Financial Services                7.0
-----------------------------------------
   Health                            3.6
-----------------------------------------
   Consumer Services                 1.3
-----------------------------------------
   Utilities                         0.5
-----------------------------------------
   Miscellaneous                     4.7
-----------------------------------------
   Bonds & Preferred Stocks          3.3
-----------------------------------------
   Cash & Cash Equivalents           3.4

ROYCE TOTAL RETURN FUND VS. RUSSELL 2000
Value of $10,000 Invested on 12/15/93
----------------------------------------

[LINE CHART]

[PLOT POINTS]

                              RUSSELL
                     RTR        2000
12/31/93            10,000      10,354
3/31/94              9,940      10,079
6/30/94              9,960       9,687
9/30/94             10,360      10,359
12/31/94            10,513      10,166
3/31/95             11,149      10,635
6/30/95             12,010      11,631
9/30/95             12,996      12,780
12/31/95            13,336      13,058
3/31/96             13,961      13,725
6/30/96             15,234      14,411
9/30/96             15,512      14,460
12/31/96            16,734      15,212
3/31/97             17,159      14,424
6/30/97             18,861      16,763
9/30/97             20,483      19,258
12/31/97            20,698      18,613
3/31/98             22,129      20,483
6/30/98             22,212      19,529
9/30/98             19,872      15,596
12/31/98            21,682      18,139
3/31/99             19,671      17,156
6/30/99             22,095      19,824
9/30/99             21,280      18,571
12/31/99            22,017      21,997
3/31/00             22,237      23,554
6/30/00             22,733      22,664
9/30/00             25,163      22,916
12/31/00            26,293      21,332


Includes reinvestment of distributions.


                                           THE ROYCE FUNDS ANNUAL REPORT 2000 17

ROYCE LOW-PRICED STOCK FUND

MANAGER'S DISCUSSION

Buying small- and micro-cap stocks at low prices translated into high returns in 2000. ROYCE LOW-PRICED STOCK FUND (RLP), MANAGED BY WHITNEY GEORGE, WAS UP 24.0% FOR THE YEAR, WELL AHEAD OF ITS BENCHMARK, THE RUSSELL 2000, WHICH WAS DOWN 3.0%. The Fund also finished the year with the highest return of all our funds. Equally satisfying for us was the Fund's strong down market performance. In spite of the often volatile nature of low-priced stocks (those selling for $15 or less at the time of purchase), RLP was up 17.9% from the small-cap market peak on 3/9/00 through 12/31/00. By contrast, the Russell 2000 was down 19.4% for the same period. THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION (12/15/93) WAS 17.2%.

     The portfolio's Technology stocks got off to a fast start, which prompted us to sell early in the year as stocks that we owned went beyond our sell targets. However, the remaining Tech issues struggled throughout the year, accounting for the Fund's largest net loss on a sector basis. Also hard hit were companies in the staffing and information technology services business. The industry first had trouble in the face of post-Y2K information technology budget tightening, then suffered the same fate as many other Tech-related industries. The year-long difficulties made prices more attractive in two such companies. RemedyTemp provides temporary staffing for clerical, light manufacturing and e-commerce businesses. We like the quality of its balance sheet and the fact that it's been trading at six to seven times earnings, so we increased our position through the fall. Spherion, a workforce management firm whose management we like, devotes approximately 20% of its business to information technology. Although its price plummeted precipitously in the Tech Wreck, we added to our position in hopes of an eventual turnaround.

GOOD IDEAS THAT WORKED
2000 Net Realized and Unrealized Gain
----------------------------------------------
   Fidelity National Financial      $1,141,907
----------------------------------------------
   Oakley                            1,135,515
----------------------------------------------
   3TEC Energy                       1,133,018
----------------------------------------------
   Phoenix Investment Partners       1,100,249
----------------------------------------------
   Input/Output                        943,597
----------------------------------------------

FIDELITY NATIONAL FINANCIAL -- We first acquired shares of this title insurance provider when the company bought a smaller player that we owned in the same business. Liking its management, we bought more shares as rising mortgage rates drove the stock's price down. We sold some shares late in the year when performance turned around.

OAKLEY -- We sold some shares of this designer, manufacturer and distributor of high-performance eyewear, footwear, watches and apparel as its price kept moving higher through the fall. A marginal slump at year-end did little to dampen our enthusiasm for this long-time holding.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/00
-----------------------------------------
   July-Dec 2000*                   8.76%
-----------------------------------------
   1-Year                          23.95
-----------------------------------------
   3-Year                          18.09
-----------------------------------------
   5-Year                          19.29
-----------------------------------------
   Since Inception (12/15/93)      17.16

*Not annualized.

CALENDAR YEAR TOTAL RETURNS
-----------------------------------------
   YEAR                              RLP
-----------------------------------------
   2000                             24.0%
-----------------------------------------
   1999                             29.8
-----------------------------------------
   1998                              2.4
-----------------------------------------
   1997                             19.5
-----------------------------------------
   1996                             22.8
-----------------------------------------
   1995                             22.5
-----------------------------------------
   1994                              3.0

-----------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
-----------------------------------------------------------
-----------------------------------------------------------

[BAR CHART]

                                                         RLP        Russell 2000
3/18/94  -   12/9/94                                     -2.7           -12.3
5/22/96  -   7/24/96                                    -10.5           -15.4
1/22/97  -   4/25/97                                     -4.8            -9.0
10/13/97 -   1/12/98                                     -9.9           -11.3
4/21/98  -   10/8/98                                    -31.3           -36.5
3/9/00   -  11/30/00                                     11.2           -25.8

*All Russel l 2000 downturns of 7.5% or more from the Index's prior historical high since Royce Low-Priced Stock Fund's inception.

MORNINGSTAR VOLATILITY MEASURES*
--------------------------------------------------------
                                 CATEGORY  BEST QUARTILE
                          RLP     MEDIAN    BREAKPOINT
--------------------------------------------------------
   Standard Deviation    23.24      27.77      21.56
--------------------------------------------------------
   Mstar Risk Ratio       0.81       1.26       1.01
--------------------------------------------------------
   Beta                   0.67       0.95       0.75

*Three years ended 12/31/00. Category Median and Best Quartile Breakpoint based on 332 small-cap objective funds (lowest expense class only) with at least three years of history.


18 THE ROYCE FUNDS ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW

     Speaking of turnarounds, we were thrilled by the comeback of insurance stocks in 2000. After demonstrating what we thought was ample patience for more than a year, we watched increasing premiums and industry consolidation nudge prices upward late in the second quarter. The industry then rallied steadily for the rest of the year. As a result, we reduced our position in HCC Insurance Holdings, but added to companies that we feel still have room to grow, such as Medical Assurance and Trenwick Group.

     We also remain confident about the additional growth potential for energy-related companies, especially those that concentrate on natural gas, a domestic industry that we think we understand well. Although their prices were on the upswing, we added to our positions in oil and gas firms 3TEC Energy and Pure Resources, as well as in seismic data acquisition product manufacturer Input/Output. We took some gains in oil and gas companies Denbury Resources and Tom Brown, but still hold sizeable positions in both stocks.

     Other gains were spread across a variety of industries, underscoring our belief in the necessity of portfolio diversification. The price of Lexicon Genetics, a genomics company, soared into the 30s in the summer, prompting us to sell, then fell back into the low teens in the fall, which led us to buy it again. Biotechnology is an area that we believe continues to hold interesting purchase opportunities.

     Although the uncertainty that is a natural consequence of a volatile market has created a slippery playing field for investors, we think that disciplined stock selection can continue to yield positive results.

GOOD IDEAS AT THE TIME
2000 Net Realized and Unrealized Loss
--------------------------------------
   ESS Technology           $1,190,237
--------------------------------------
   Enesco Group                830,833
--------------------------------------
   Remedy Temp Cl. A           753,333
--------------------------------------
   Homestake Mining            665,770
--------------------------------------
   Syntel                      625,851
--------------------------------------

ESS TECHNOLOGY -- At ten times earnings and selling for half of its historical high, the stock certainly looked like a bargain, though in hindsight it appears that we bought too soon. We are still excited, however, about the prospects for this innovative manufacturer of semiconductors primarily for PCs and laptops, as well as its growing business in sound chips for DVD players.

ENESCO GROUP -- We had high hopes for this collectibles designer and licenser once it acquired the rights to all domestic merchandise for Harry Potter. Unfortunately, not even young Harry's wizardry could save its price from free-falling. We are keeping our fingers crossed that potential blockbuster products will reverse its fortunes.


[SIDENOTE]

PORTFOLIO DIAGNOSTICS
------------------------------------------------
   Median Market Cap.               $383 million
------------------------------------------------
   Weighted Average P/E Ratio             11.3x*
------------------------------------------------
   Weighted Average P/B Ratio               1.4x
------------------------------------------------
   Weighted Average Yield                   1.3%
------------------------------------------------
   Fund Net Assets                  $131 million
------------------------------------------------
   Turnover Rate                             56%
------------------------------------------------
   No. of Holdings                           100
------------------------------------------------
   Symbol                                  RYLPX

*Excludes 23% of portfolio holdings with zero or negative earnings as of 12/31/00.

TOP 10 POSITIONS % of Net Assets
-----------------------------------------
   3TECEnergy                        2.2%
-----------------------------------------
   Consolidated Stores               2.2
-----------------------------------------
   Medical Assurance                 2.1
-----------------------------------------
   Lincoln Electric Holdings         2.0
-----------------------------------------
   Spherion Corporation              1.9
-----------------------------------------
   Charming Shoppes                  1.9
-----------------------------------------
   Arnold Industries                 1.9
-----------------------------------------
   Cato Cl. A                        1.8
-----------------------------------------
   Input/Output                      1.8
-----------------------------------------
   Comdisco                          1.8

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-----------------------------------------
   Industrial Services              17.8%
-----------------------------------------
   Technology                       13.0
-----------------------------------------
   Natural Resources                12.6
-----------------------------------------
   Consumer Services                10.9
-----------------------------------------
   Financial Intermediaries          9.9
-----------------------------------------
   Health                            9.4
-----------------------------------------
   Consumer Products                 8.4
-----------------------------------------
   Industrial Products               4.5
-----------------------------------------
   Financial Services                2.3
-----------------------------------------
   Miscellaneous                     4.8
-----------------------------------------
   Cash & Cash Equivalents           6.4

ROYCE LOW-PRICED STOCK FUND VS. RUSSELL 2000
Value of $10,000 Invested on 12/15/93

[LINE CHART]

[PLOT POINTS]

                              RUSSELL
                     RLP        2000
12/31/93           10,020      10,354
3/31/94             9,780      10,079
6/30/94             9,659       9,687
9/30/94            10,259      10,359
12/31/94           10,319      10,166
3/31/95            11,011      10,635
6/30/95            12,131      11,631
9/30/95            13,005      12,780
12/31/95           12,644      13,058
3/31/96            14,443      13,725
6/30/96            15,388      14,411
9/30/96            14,780      14,460
12/31/96           15,526      15,212
3/31/97            15,404      14,424
6/30/97            16,660      16,763
9/30/97            19,125      19,258
12/31/97           18,550      18,613
3/31/98            21,107      20,483
6/30/98            21,379      19,529
9/30/98            16,782      15,596
12/31/98           18,989      18,139
3/31/99            17,159      17,156
6/30/99            21,722      19,824
9/30/99            20,793      18,571
12/31/99           24,644      21,997
3/31/00            26,576      23,554
6/30/00            28,086      22,664
9/30/00            31,077      22,916
12/31/00           30,545      21,332

Includes reinvestment of distributions.


                                           THE ROYCE FUNDS ANNUAL REPORT 2000 19

ROYCE OPPORTUNITY FUND+

MANAGER'S DISCUSSION

The year 2000 provided ROYCE OPPORTUNITY FUND (ROF), managed by Buzz Zaino, with many chances to shine. THE FUND WAS UP 19.9% FOR THE YEAR, SUBSTANTIALLY AHEAD OF ITS BENCHMARK, THE RUSSELL 2000, WHICH WAS DOWN 3.0%. In a market climate of negative returns and increased volatility, the Fund performed well, up 18.4% in the first half. In the more difficult second half, the Fund was up 1.3%, hampered somewhat by losses in technology and retail issues. These areas struggled late in the year and accounted for the Fund's greatest net losses as a group for the year. THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION (11/19/96) WAS 20.0%.

     The dramatic shift in market leadership from high growth to value that began early in the year coincided with changes in the Fund's portfolio. We began to build positions in insurance, aerospace and defense, energy and chemical stocks near the end of 1999 and in early 2000, around the same time that we were reducing our exposure to Technology issues. These moves did not reflect an ability to predict Technology's now well-publicized problems. Instead, they were based on the fact that the prices of a number of red-hot Tech positions, such as electronic component manufacturer Microsemi and semiconductor maker Bell Microproducts, had accelerated beyond our sell targets. Proceeds from these gains then went to other stocks in these industries because, in our view, they were substantially undervalued at the time. One telling indication of the market's wildly volatile behavior was the attractive prices that many Technology stocks sported at year end. Early in 2000, we were sellers of Technology. Only months later, we became buyers, although the Fund's exposure to the sector was significantly lower at 12/31/00 than it had been at the end of 1999.

GOOD IDEAS THAT WORKED
2000 Net Realized and Unrealized Gain
--------------------------------------
   Precision Castparts      $2,321,694
--------------------------------------
   Gymboree                  2,157,395
--------------------------------------
   Planar Systems            2,025,734
--------------------------------------
   Bell Microproducts        2,023,383
--------------------------------------
   NCO Group                 1,882,368
--------------------------------------

PRECISION CASTPARTS -- We took gains throughout the year in this manufacturer of complex metal components for the aerospace industry as its price moved to ever higher levels. Even after considerable selling, it remains a large holding, and we are excited about its future.

GYMBOREE -- This operator of specialty children's apparel stores overcame business difficulties with some smart re-merchandising that brought customers back to its stores and investors back to its stock. We sold almost half our shares into a November and December rally.

+ All performance and risk information presented herein is for ROF's Investment Class. Shares of ROF's Institutional Service Class, which commenced operations on May 22, 2000, bear an annual distribution expense which is not borne by the Investment Class.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/00
-----------------------------------------
   July-Dec 2000*                   1.26%
-----------------------------------------
   1-Year                          19.85
-----------------------------------------
   3-Year                          18.50
-----------------------------------------
   Since Inception (11/19/96)      19.95

*Not annualized.

CALENDAR YEAR TOTAL RETURNS
-----------------------------------------
   YEAR                              ROF
-----------------------------------------
   2000                             19.9%
-----------------------------------------
   1999                             32.3
-----------------------------------------
   1998                              4.9
-----------------------------------------
   1997                             20.8

[BAR CHART]

-------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
-------------------------------------------------------
-------------------------------------------------------

                                                        ROF         Russell 2000
1/22/97 - 4/25/97                                      -1.1             -9.0
10/13/97 - 1/12/98                                    -10.1            -11.3
4/21/98 - 10/8/98                                     -33.9            -36.5
3/9/00 - 11/30/00                                      -4.4            -25.8

MORNINGSTAR VOLATILITY MEASURES*
-------------------------------------------------------------------
                                        CATEGORY     BEST QUARTILE
                          ROF           MEDIAN        BREAKPOINT
-------------------------------------------------------------------
   Standard Deviation    25.74           27.77           21.56
-------------------------------------------------------------------
   Mstar Risk Ratio       0.93            1.26            1.01
-------------------------------------------------------------------
   Beta                   0.77            0.95            0.75

*Three years ended 12/31/00. Category Median and Best Quartile Breakpoint based on 332 small-cap objective funds (lowest expense class only) with at least three years of history.


20 THE ROYCE FUNDS ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW

     Energy stocks were one of last year's most consistently positive performers, successfully avoiding market gyrations. We sold our position in natural gas and crude oil exploration company Barrett Resources in October, after its price nearly doubled. We continue to hold service companies, such as jack-up drilling rig operator Chiles Offshore, and oil and natural gas firm Forest Oil. Aerospace and defense has been an attractively steady area as well. Like insurance, it's a traditional, Old Economy industry that surged in 2000. Our confidence remains high in Esterline Technologies, a manufacturer of high-end aerospace components that we first began to buy in May. In the Industrial Services sector, we like Kaman, a helicopter component maker with subsidiaries in music and industrial distribution (now that's diversity) that enjoyed a terrific year.

     A new entry in the Fund's top ten, NCO Group, provides accounts receivable management and outsourcing services to a wide range of businesses. Fears of a slowing economy actually helped the stock, because the need for accounts receivable services tends to increase in a sluggish economy. We're hoping that a slower growth environment (as opposed to a recession, which we think is unlikely) continues to favor the company.

     While the economic future is uncertain, we think that defense and energy will continue to grow. Currently, we see values in retail, telecommunications and PC-related Tech stocks, as many seem to have been disproportionately punished in last year's downturns.

GOOD IDEAS AT THE TIME
2000 Net Realized and Unrealized Loss
--------------------------------------
   ShopKo Stores            $1,542,986
--------------------------------------
   Computer Horizons         1,447,712
--------------------------------------
   Epicor Software           1,439,045
--------------------------------------
   UNOVA                     1,372,862
--------------------------------------
   Robotic Vision Systems    1,234,936
--------------------------------------

SHOPKO STORES -- The stock of this regional retail store operator suffered from the woes that affected many retailers -- rising energy costs and decreasing consumer spending. The company was also carrying a higher level of debt that drove investors away. We think that its capable management and strong core business can help it to engineer a turnaround.

COMPUTER HORIZONS-- We first began to buy this information technology services company in 1999. Its price has suffered a major decline since then, but we think that IT corporate budgets will grow again at some point, leading to an industry rebound.

+ All performance and risk information presented herein is for ROF's
  Investment Class. Shares of ROF's Institutional Service Class, which commenced operations on May 22, 2000, bear an annual distribution expense which is not borne by the Investment Class.

[SIDENOTE]

PORTFOLIO DIAGNOSTICS
---------------------------------------------
   Median Market Cap.            $264 million
---------------------------------------------
   Weighted Average P/E Ratio          11.2x*
---------------------------------------------
   Weighted Average P/B Ratio            1.1x
---------------------------------------------
   Weighted Average Yield                0.9%
---------------------------------------------
   Fund Net Assets               $300 million
---------------------------------------------
   Turnover Rate                          56%
---------------------------------------------
   No. of Holdings                        236
---------------------------------------------
   Symbol (Investment Class)            RYPNX
          (Institutional Service Class) RYOFX

*Excludes 23% of portfolio holdings with zero or negative earnings as of 12/31/00.

TOP 10 POSITIONS % of Net Assets
-----------------------------------------
   Esterline Technologies            1.1%
-----------------------------------------
   Forest Oil                        1.0
-----------------------------------------
   Wallace Computer Services         1.0
-----------------------------------------
   Kaman Corporation Cl. A           1.0
-----------------------------------------
   Albany International Cl. A        0.9
-----------------------------------------
   Burlington Coat Factory Warehouse 0.9
-----------------------------------------
   NCO Group                         0.9
-----------------------------------------
   Vail Resorts                      0.9
-----------------------------------------
   Chiles Offshore                   0.9
-----------------------------------------
   Enhance Financial Services Group  0.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-----------------------------------------
   Industrial Products              28.7%
-----------------------------------------
   Technology                       18.7
-----------------------------------------
   Industrial Services              15.0
-----------------------------------------
   Natural Resources                 7.3
-----------------------------------------
   Consumer Services                 6.8
-----------------------------------------
   Financial Intermediaries          6.1
-----------------------------------------
   Consumer Products                 5.3
-----------------------------------------
   Health                            2.0
-----------------------------------------
   Miscellaneous                     5.0
-----------------------------------------
   Cash & Cash Equivalents           5.1

ROYCE OPPORTUNITY FUND VS. RUSSELL 2000
Value of $10,000 Invested on 11/19/96
---------------------------------------

[LINE CHART]

[PLOT POINTS]

                          RUSSELL
                  ROF       2000
                  ----      ----
12/31/96        10,520     10,476
3/31/97         10,420      9,933
6/30/97         11,620     11,545
9/30/97         13,340     13,262
12/31/97        12,711     12,818
3/31/98         14,129     14,106
6/30/98         13,678     13,449
9/30/98         10,929     10,740
12/31/98        13,336     12,492
3/31/99         11,719     11,815
6/30/99         15,374     13,652
9/30/99         15,307     12,789
12/31/99        17,648     15,148
3/31/00         21,257     16,220
6/30/00         20,889     15,607
9/30/00         22,460     15,781
12/31/00        21,151     14,690

Includes reinvestment of distributions.


                                           THE ROYCE FUNDS ANNUAL REPORT 2000 21

ROYCE PREMIER FUND

MANAGER'S DISCUSSION

ROYCE PREMIER FUND'S (RPR) limited portfolio of small-cap stocks reaped the benefits of increased investor attention on company quality in the year 2000. THE FUND WAS UP 17.1% FOR THE YEAR, WELL AHEAD OF ITS BENCHMARK, THE RUSSELL 2000, WHICH WAS DOWN 3.0%. Critical to the Fund's showing was its positive down market performance, which was especially gratifying in the face of last year's volatile market. From the small-cap market peak on 3/9/00 through 12/31/00, RPR was up 14.8%, while the Russell 2000 was down 19.4% for the same period. THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION (12/31/91) WAS 14.1%.

     Technology stocks, the Fund's largest sector, also showed the largest losses for the year. In selecting securities for RPR's portfolio, we focus on balance sheet quality, high returns on assets and established records of earnings. The extreme downturn in Tech stocks did not seem to take into account any of these factors, as many companies with what we think are excellent financial characteristics still fell victim to the sector's decline. Companies that provide information technology services, such as Keane, American Management Systems and Spherion, were hard hit. We have increased our stake in each because we are confident in the industry's eventual resurgence. There were some note worthy, high-return exceptions among the Fund's Tech holdings, including aerospace/defense firms Woodward Governor and Curtiss-Wright. The price of National Computer Systems, a maker of educational and data management software, skyrocketed last fall on news of a takeover by a larger company, which prompted us to sell our shares at a large premium. National Instruments supplies computer-based instrumentation hardware and software products for engineers and scientists. Growing

GOOD IDEAS THAT WORKED
2000 Net Realized and Unrealized Gain
------------------------------------------------
   White Mountains
     Insurance Group                $20,054,457
------------------------------------------------
   Gallagher (Arthur J.) & Co.       16,390,213
------------------------------------------------
   Tom Brown                         12,311,596
------------------------------------------------
   Pioneer Group (The)               12,094,113
------------------------------------------------
   National Computer Systems         10,013,828
------------------------------------------------

WHITE MOUNTAINS INSURANCE GROUP -- A savvy industry veteran, CEO John Byrne has been able both to intelligently deploy the company's substantial cash reserves and to keep Wall Street interested, even when other insurance stocks were still out of favor.

GALLAGHER (ARTHUR J.) & CO. -- Smart acquisitions, strong earnings, rising premiums and industry consolidation helped the price of this insurance brokerage firm to keep rising throughout the year. Considerable coverage from a growing number of Wall Streeters didn't hurt, either.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/00
-----------------------------------------
   July-Dec 2000*                  12.19%
-----------------------------------------
   1-Year                          17.12
-----------------------------------------
   3-Year                          11.70
-----------------------------------------
   5-Year                          14.28
-----------------------------------------
   Since Inception (12/31/91)      14.05

* Not annualized.

CALENDAR YEAR TOTAL RETURNS
-----------------------------------------
   YEAR                              RPR
-----------------------------------------
   2000                             17.1%
-----------------------------------------
   1999                             11.5
-----------------------------------------
   1998                              6.7
-----------------------------------------
   1997                             18.4
-----------------------------------------
   1996                             18.1
-----------------------------------------
   1995                             17.8
-----------------------------------------
   1994                              3.3
-----------------------------------------
   1993                             19.0
-----------------------------------------
   1992                             15.8

[BAR CHART]

---------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
---------------------------------------------------------------------
---------------------------------------------------------------------

                                                     RPR            Russell 2000
2/12/92  - 7/8/92                                    0.0               -12.0
3/18/94  - 12/9/94                                  -4.2               -12.3
5/22/96  - 7/24/96                                  -6.4               -15.4
1/22/97  - 4/25/97                                   0.3                -9.0
10/13/97 - 1/12/98                                 -11.0               -11.3
4/21/98  - 10/8/98                                 -26.9               -36.5
3/9/00   - 11/30/00                                  5.3               -25.8

MORNINGSTAR VOLATILITY MEASURES*
-------------------------------------------------------------
                                     CATEGORY    BEST DECILE
                           RPR        MEDIAN     BREAKPOINT
-------------------------------------------------------------
   Standard Deviation     18.69       27.77        18.45
-------------------------------------------------------------
   Mstar Risk Ratio        0.78        1.26         0.85
-------------------------------------------------------------
   Beta                    0.63        0.95         0.61

*Three years ended 12/31/00. Category Median and Best Decile Breakpoint based on 332 small-cap objective funds (lowest expense class only) with at least three years of history.


22 THE ROYCE FUNDS ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW

earnings went hand in hand with growing attention from Wall Street, which boosted its stock price.

     Company quality seemed to inspire high returns in other industries, too, principally insurance and energy. Insurance was the Fund's best-performing industry group, buoyed by a long-awaited turnaround that began late in the second quarter. High earnings and investors seeking alternatives to fast-sinking Tech stocks helped Bermuda-based property and casualty reinsurer RenaissanceRe Holdings enjoy a terrific year. Zenith National Insurance, whose business combines property and casualty insurance, workmen's compensation insurance and real estate holdings, restructured its debt and overcame sluggish earnings to rally late in the year. Insurance broker Aon's price soared through the fall before the announcement of layoffs and missed earnings in November brought it back down a bit. As we think that these companies have not yet reached their full value, we are holding on to our positions.

     Energy stocks, benefiting from increased prices, were probably the year's most consistently positive performers. We took some profit in natural gas exploration company Tom Brown, although our faith in its management and our positive outlook for natural gas has us maintaining a large position. Health care stocks Haemonetics, a designer and manufacturer of blood-processing systems, and IMS Health, a provider of market information to pharmaceutical companies, both rallied late in the year. We remain confident about each company's prospects.

     We think that in the more volatile, lower-return market climate, RPR can continue to reflect the virtues of careful small-cap stock selection.

GOOD IDEAS AT THE TIME
2000 Net Realized and Unrealized Loss
--------------------------------------
   MarchFirst              $12,414,787
--------------------------------------
   Spherion Corporation     11,076,789
--------------------------------------
   Blanch (E.W.) Holdings   10,085,152
--------------------------------------
   Keane                     6,314,645
--------------------------------------
   American
     Management Systems      4,967,239
--------------------------------------

MARCHFIRST -- Every assumption that we made about this internet services firm, including its ability to sustain free cash flow and maintain a workable business model in an industry downturn, proved wrong. One of the worst experiences we've had with a company in some years.

SPHERION -- Post-Y2K budget tightening for information technology services, a missed earnings estimate and the ripple effect of Technology's bear market all helped to drag the price of this workforce management company down in 2000. We're putting our confidence in its management and an industry turnaround.

[SIDENOTE]

PORTFOLIO DIAGNOSTICS
---------------------------------------
   Median Market Cap.      $1.0 billion
---------------------------------------
   Weighted Average P/E Ratio     12.0x
---------------------------------------
   Weighted Average P/B Ratio      2.0x
---------------------------------------
   Weighted Average Yield          1.1%
---------------------------------------
   Fund Net Assets         $676 million
---------------------------------------
   Turnover Rate                    40%
---------------------------------------
   No. of Holdings                   50
---------------------------------------
   Symbol                         RYPRX

TOP 10 POSITIONS % of Net Assets
-----------------------------------------
   White Mountains Insurance Group   4.2%
-----------------------------------------
   Gallagher (Arthur J.)&Co.         3.8
-----------------------------------------
   Haemonetics                       3.1
-----------------------------------------
   Zenith National Insurance         3.0
-----------------------------------------
   Florida Rock Industries           2.7
-----------------------------------------
   Pittston Brink's Group            2.6
-----------------------------------------
   Simpson Manufacturing             2.5
-----------------------------------------
   Curtiss-Wright                    2.5
-----------------------------------------
   Aon                               2.5
-----------------------------------------
   National Instruments              2.4

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-----------------------------------------
   Technology                       18.2%
-----------------------------------------
   Financial Intermediaries         16.3
-----------------------------------------
   Industrial Products              12.6
-----------------------------------------
   Financial Services               11.5
-----------------------------------------
   Industrial Services              11.4
-----------------------------------------
   Health                            6.3
-----------------------------------------
   Consumer Services                 5.4
-----------------------------------------
   Natural Resources                 4.9
-----------------------------------------
   Consumer Products                 2.4
-----------------------------------------
   Cash & Cash Equivalents          11.0

ROYCE PREMIER FUND VS. RUSSELL 2000
Value of $10,000 Invested on 12/31/91
-------------------------------------

[LINE CHART]

                          RUSSELL
                  RPR       2000
                  ----      ----
3/31/92          10,160     10,750
6/30/92          10,140     10,017
9/30/92          10,440     10,303
12/31/92         11,580     11,841
3/31/93          12,125     12,346
6/30/93          12,608     12,615
9/30/93          12,923     13,718
12/31/93         13,784     14,079
3/31/94          13,891     13,704
6/30/94          13,741     13,171
9/30/94          14,258     14,085
12/31/94         14,236     13,823
3/31/95          14,851     14,460
6/30/95          16,103     15,815
9/30/95          16,807     17,378
12/31/95         16,774     17,755
3/31/96          17,339     18,662
6/30/96          18,022     19,595
9/30/96          18,469     19,662
12/31/96         19,813     20,684
3/31/97          20,041     19,613
6/30/97          22,705     22,794
9/30/97          24,837     26,186
12/31/97         23,460     25,308
3/31/98          25,726     27,852
6/30/98          25,456     26,554
9/30/98          21,762     21,206
12/31/98         25,041     24,665
3/31/99          22,137     23,328
6/30/99          26,795     26,955
9/30/99          25,151     25,252
12/31/99         27,919     29,910
3/31/00          28,854     32,028
6/30/00          29,146     30,817
9/30/00          31,716     31,159
12/31/00         32,700     29,006

Includes reinvestment of distributions.


                                           THE ROYCE FUNDS ANNUAL REPORT 2000 23

ROYCE TRUST & GIFTSHARES FUND+

MANAGER'S DISCUSSION

ROYCE TRUST & GIFTSHARES FUND (RTG) began the year with a strong first quarter (+10.3%), then endured a negative second quarter (-2.4%). The Fund was positive again in the third quarter (+7.2%), but closed the year on a slightly down note in the fourth (-3.1%). This paralleled the increased volatility in the overall market, which, in spite of its up and down year, the Fund generally bore well. RTG WAS UP 11.7% FOR THE YEAR, COMFORTABLY AHEAD OF ITS BENCHMARK, THE RUSSELL 2000, WHICH WAS DOWN 3.0%. In addition, the Fund's down market performance was solid. From the small-cap market peak on 3/9/00 through 12/31/00, the Fund was up 5.0%, again ahead of the Russell 2000, which was down 19.4% for the same period. THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION (12/27/95) WAS 24.5%.

     Stocks in two of the Fund's largest sectors, Technology and Industrial Services, were the chief culprits in holding back the Fund's overall performance. While we initially counseled patience in our Semi-Annual report, we sold our shares of workforce management company RCM Technologies in October after it announced another round of lower-than-expected earnings. We also cut our losses in internet services firm MarchFirst, ending one of our most unpleasant experiences with a stock in some time, as operations, cash flows and stock price all rapidly became enormous disappointments. Anticipating an eventual rebound, we built our positions in two other internet service companies, internet.com, an e-business and internet technology network for news and discussion groups, and IMRglobal, an e-business and information technology consulting firm. Our thinking is that each firm would benefit from an eventual reversal of fortunes for e-commerce service companies.

GOOD IDEAS THAT WORKED
2000 Net Realized and Unrealized Gain
--------------------------------------
   Schein (Henry)             $645,021
--------------------------------------
   Denbury Resources           633,232
--------------------------------------
   Oakley                      535,291
--------------------------------------
   Trenwick Group              494,063
--------------------------------------
   Berkley (W.R.)              465,803
--------------------------------------

SCHEIN (HENRY) -- This health care product and service distributor rallied in the middle of the year, as it sold off subsidiaries and focused more closely on its core business. Positive earnings showed the effect of these actions, and investors began buying.

DENBURY RESOURCES -- Energy as a whole had a superb year, but record earnings and successful explorations kept the price of this oil and natural gas exploration company climbing above many of its counterparts. We took some gains late in the year, but still hold a large stake in this well-run firm.

+ All performance and risk information presented herein is for RTG's Investment Class. Shares of RTG's Consultant Class, which commenced operations on September 26, 1997, bear an annual distribution expense and are subject to a deferred sales charge, which are not borne by the Investment Class.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/00
-----------------------------------------
   July-Dec 2000*                   3.82%
-----------------------------------------
   1-Year                          11.74
-----------------------------------------
   3-Year                          23.69
-----------------------------------------
   5-Year                          24.53
-----------------------------------------
   Since Inception (12/27/95)      24.49
-----------------------------------------

* Not annualized.

CALENDAR YEAR TOTAL RETURNS
-----------------------------------------
   YEAR                             RTG
   2000                             11.7%
-----------------------------------------
   1999                             41.8
-----------------------------------------
   1998                             19.5
-----------------------------------------
   1997                             26.0
-----------------------------------------
   1996                             25.6

[BAR CHART]

-------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
-------------------------------------------------------
-------------------------------------------------------

                                                         RTG        Russell 2000
5/22/96  - 7/24/96                                       -3.5           -15.4
1/22/97  - 4/25/97                                       -0.5            -9.0
10/13/97 - 1/12/98                                       -3.8           -11.3
4/21/98  - 10/8/98                                      -30.7           -36.5
3/9/00   - 11/30/00                                      -2.4           -25.8

MORNINGSTAR VOLATILITY MEASURES*
--------------------------------------------------------
                                 CATEGORY  BEST QUARTILE
                          RTG     MEDIAN    BREAKPOINT
--------------------------------------------------------
   Standard Deviation    25.29     27.77       21.56
--------------------------------------------------------
   Mstar Risk Ratio       0.75      1.26        1.01
--------------------------------------------------------
   Beta                   0.77      0.95        0.75

*Three years ended 12/31/00. Category Median and Best Quartile Breakpoint based on 332 small-cap objective funds (lowest expense class only) with at least three years of history.


24 THE ROYCE FUNDS ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW

     Fortunately, the portfolio held numerous successes. We initiated a large (and thus- far profitable) position in Delta Apparel, a manufacturer of specialty sportswear and fleeces, in August. In addition, we sold some shares of oil and natural gas companies Denbury Resources and Pure Resources, and also cut in half our position in seismic data acquisition product maker Input/Output, all at handsome gains. Carbo Ceramics, a manufacturer of ceramic proppants for the oil and gas industry, also performed well, but we like the company's ongoing potential upside enough to hold on to all of our shares for now. Although energy stocks were strong performers in 2000, prices are still rising and our outlook for the industry remains positive.

     Like energy stocks, insurance also had a terrific year, although the industry did not really take flight until the second half. We sold our shares in property and casualty insurer W. R. Berkley after a dramatic upswing late in the year and trimmed our position in property and casualty reinsurer Trenwick Group around the same time. Our confidence remains high, so we are sticking with large positions in insurance brokerage firms Aon and Arthur J. Gallagher & Co., both of which enjoyed strong years. In addition, our large holdings in insurance firms Medical Assurance, Zenith National Insurance, Argonaut Group and Horace Mann Educators all reflect our belief that well-run, conservatively capitalized companies in this industry still have ample room to grow.

     In 2000, the Fund displayed more volatility than we would prefer, although this was not unexpected from a concentrated portfolio of small- and micro-cap stocks. Still, we think that after building positions in our high-confidence choices and cutting our losses in poor performers, the Fund is well-positioned for the thus-far volatile new year.

GOOD IDEAS AT THE TIME
2000 Net Realized and Unrealized Loss
--------------------------------------
   Stone & Webster            $764,225
--------------------------------------
   Spherion Corporation        498,480
--------------------------------------
   RCM Technologies            432,407
--------------------------------------
   MarchFirst                  361,296
--------------------------------------
   internet.com                339,716
--------------------------------------

STONE & WEBSTER -- Our once-high hopes for this large-scale engineering and construction firm were dashed by bankruptcy. New management was unable to navigate the effects of huge overruns on its existing projects.

SPHERION -- Post-Y2K budget tightening for information technology services, a missed earnings estimate and the ripple effect of Technology's bear market all helped to drag down the price of this workforce management company. We like its management and the chance for an industry turnaround.

[SIDENOTE]

PORTFOLIO DIAGNOSTICS
---------------------------------------
   Median Market Cap.      $550 million
---------------------------------------
   Weighted Average P/E Ratio     4.8x*
---------------------------------------
   Weighted Average P/B Ratio      1.6x
---------------------------------------
   Weighted Average Yield          0.8%
---------------------------------------
   Fund Net Assets          $25 million
---------------------------------------
   Turnover Rate                    90%
---------------------------------------
   No. of Holdings                   50
---------------------------------------
   Symbol (Investment Class)      RGFAX
          (Consultant Class)      RGFCX

*Excludes 23% of portfolio holdings with zero or negative earnings as of 12/31/00.

TOP 10 POSITIONS % of Net Assets
-----------------------------------------
   Pittston Brink's Group            4.0%
-----------------------------------------
   Pure Resources                    3.6
-----------------------------------------
   Medical Assurance                 3.3
-----------------------------------------
   Delta Apparel                     3.3
-----------------------------------------
   Trenwick Group                    3.2
-----------------------------------------
   Richardson Electronics            2.9
-----------------------------------------
   Aon                               2.8
-----------------------------------------
   Denbury Resources                 2.7
-----------------------------------------
   Carbo Ceramics                    2.7
-----------------------------------------
   Arrow International               2.6

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-----------------------------------------
   Technology                       20.8%
-----------------------------------------
   Financial Intermediaries         16.1
-----------------------------------------
   Industrial Services              13.1
-----------------------------------------
   Natural Resources                12.1
-----------------------------------------
   Health                           10.3
-----------------------------------------
   Financial Services                8.9
-----------------------------------------
   Industrial Products               3.5
-----------------------------------------
   Consumer Services                 3.4
-----------------------------------------
   Consumer Products                 3.3
-----------------------------------------
   Cash & Cash Equivalents           8.5

----------------------------------------------
ROYCE TRUST & GIFTSHARES FUND VS. RUSSELL 2000
Value of $10,000 Invested on 12/27/95
----------------------------------------------

[LINE CHART]

[PLOT POINTS]

                          RUSSELL
                  RTG       2000
                  ----      ----
12/31/95         10,020     10,064
3/31/96          10,600     10,578
6/30/96          11,500     11,107
9/30/96          11,600     11,145
12/31/96         12,580     11,724
3/31/97          12,645     11,117
6/30/97          14,111     12,920
9/30/97          15,621     14,843
12/31/97         15,853     14,345
3/31/98          18,033     15,787
6/30/98          17,941     15,051
9/30/98          14,752     12,020
12/31/98         18,941     13,981
3/31/99          16,505     13,223
6/30/99          22,067     15,279
9/30/99          22,573     14,313
12/31/99         26,848     16,954
3/31/00          29,613     18,154
6/30/00          28,897     17,468
9/30/00          30,971     17,662
12/31/00         30,002     16,442

Includes reinvestment of distributions.


                                           THE ROYCE FUNDS ANNUAL REPORT 2000 25

ROYCE SELECT FUND

MANAGER'S DISCUSSION

ROYCE SELECT FUND'S (RSF) performance in 2000 was like a two-sided mirror, reflecting the increased volatility of the market on one hand and the renewed focus on valuation, earnings and cash flow on the other. Fortunately, the latter reflected more. THE FUND WAS UP 15.0% FOR THE YEAR, WELL AHEAD OF ITS BENCHMARK, THE RUSSELL 2000, WHICH WAS DOWN 3.0%. In addition, the Fund's concentrated portfolio of small- and micro-cap stocks showed healthy down market performance, successfully navigating through a generally negative market. From the small-cap market peak on 3/9/00 through 12/31/00, RSF was up 8.4%, while the Russell 2000 was down 19.4%. THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION (11/18/98) WAS 27.7%.

     Energy stocks were the Fund's best performers as a group by a considerable margin. Rising prices, growing demand and increased investor interest combined to push stock prices higher throughout 2000, following a generally difficult 1999. In some cases, we took advantage of the robust market by taking gains. For example, a run-up during the spring prompted us to sell our shares of oil and gas exploration companies Barrett Resources and Tom Brown. We also sold our position in Carbo Ceramics, a maker of ceramic proppants for use in hydraulic drilling, after its price soared in July. Confident in the industry's ongoing strength, we are holding on to positions in seismic data acquisition product maker Input/Output, oil- and gas-related engineering and construction firm Willbros Group, and oil and natural gas firm Pure Resources.

     Stalled until late in the second quarter, the prices of insurance stocks rallied in the fall and winter. The industry seemed to offer a haven for many investors retreating from

GOOD IDEAS THAT WORKED
2000 Net Realized and Unrealized Gain
--------------------------------------
   Schein (Henry)             $417,880
--------------------------------------
   Denbury Resources           362,378
--------------------------------------
   Richardson Electronics      245,819
--------------------------------------
   Pure Resources              225,497
--------------------------------------
   Oakley                      199,867
--------------------------------------

SCHEIN (HENRY) -- This health care product and service distributor rallied in the middle of the year, as it sold off subsidiaries and focused more closely on its core business. Positive earnings showed the effect of these actions and attracted investor attention.

DENBURY RESOURCES -- Energy as a whole had a superb year, but record earnings and successful explorations kept the price of this oil and natural gas exploration company climbing above many of its counterparts. We took some gains late in the year, but still hold a large stake in this well-run firm.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/00
-----------------------------------------
   July-Dec 2000*                   6.49%
-----------------------------------------
   1-Year                          14.97
-----------------------------------------
   Since Inception (11/18/98)      27.69

* Not annualized.

CALENDAR YEAR TOTAL RETURNS
---------------------------------------
   YEAR                            RSF
---------------------------------------
   2000                           15.0%
---------------------------------------
   1999                           35.4

-    CONCENTRATED PORTFOLIO OF SMALL AND MICRO-CAP SECURITIES

- UNLIKE ANY OTHER MUTUAL FUND PRESENTLY OFFERED, RSF UTILIZES AN ALL-INCLUSIVE EXPENSE STRUCTURE THAT VARIES IN RELATION TO THE FUND'S PERFORMANCE

-    DESIGNED FOR QUALIFIED INVESTORS, THOSE WITH A NET WORTH EXCEEDING $1.5
     MILLION


26 THE ROYCE FUNDS ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW

rapidly declining Technology issues. Certainly a long period of dismal performance sweetened the industry's appeal once company consolidations and rising premiums began to stoke Wall Street interest. We trimmed our position in two property and casualty insurers that we still like, selling shares of Trenwick Group in November after a profitable merger with LaSalle Re Holdings, and Fidelity National Financial after its price spiked upward in December. We think that the industry has room to grow, so we maintained sizeable stakes in each firm, along with Medical Assurance, Zenith National Insurance (both of which enjoyed good years) and Argonaut Group. Two companies that did not join the insurance rally were Frontier Insurance Group and Reliance Group Holdings, so we cut our losses, selling both positions.

     New additions to the Fund's top-ten holdings include Pittston Brink's Group, a security and transportation company that posted a small gain for the year. Plummeting Technology prices led us to three companies that we think have turnaround potential. Gartner Group is a technology research company with a strong brand name and a growing technology consulting business. We were sufficiently intrigued by the low price and long-term prospects of GenRad, a computer-based testing and development equipment maker, to build a large position. In October, we initiated a position in Peak International, a dominant manufacturer of electronic packaging products with a strong balance sheet, high returns on capital and a unique product niche.

     We believe that our disciplined approach to stock selection in a concentrated portfolio can be successful in the current market climate of high volatility and lower returns.

GOOD IDEAS AT THE TIME
2000 Net Realized and Unrealized Loss
---------------------------------------
   Stone & Webster             $271,873
---------------------------------------
   Spherion Corporation         235,511
---------------------------------------
   MarchFirst                   173,554
---------------------------------------
   internet.com                 150,487
---------------------------------------
   American Management Systems  146,640
---------------------------------------

STONE & WEBSTER -- Our once-high hopes for this large-scale engineering and construction firm were dashed by bankruptcy. New management was unable to navigate the effects of huge overruns on its existing projects.

SPHERION -- Post-Y2K budget tightening for information technology services, a missed earnings estimate and the ripple effect of Technology's bear market all helped to drag down the price of this workforce management company. We sold our shares in September.

[SIDENOTE]

PORTFOLIO DIAGNOSTICS
---------------------------------------
   Median Market Cap.      $521 million
---------------------------------------
   Weighted Average P/E Ratio    13.2x*
---------------------------------------
   Weighted Average P/B Ratio      1.5x
---------------------------------------
   Weighted Average Yield          0.9%
---------------------------------------
   No. of Holdings                   47
---------------------------------------
   Fund Net Assets          $13 million
---------------------------------------
   Turnover Rate                   114%
---------------------------------------
   Symbol                         RYSFX

*Excludes 22% of portfolio holdings with zero or negative earnings as of 12/31/00.

TOP 10 POSITIONS % of Net Assets
-----------------------------------------
   Pittston Brink's Group            4.7%
-----------------------------------------
   Erie Indemnity Company Cl. A      4.5
-----------------------------------------
   Pure Resources                    3.9
-----------------------------------------
   PMA Capital Cl. A                 3.4
-----------------------------------------
   Zenith National Insurance         3.4
-----------------------------------------
   Trenwick Group                    3.2
-----------------------------------------
   Denbury Resources                 3.2
-----------------------------------------
   Gartner Group Cl. A               3.1
-----------------------------------------
   GenRad                            3.1
-----------------------------------------
   Peak International                2.7

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-----------------------------------------
   Financial Intermediaries         20.4%
-----------------------------------------
   Technology                       15.6
-----------------------------------------
   Industrial Services              14.7
-----------------------------------------
   Natural Resources                10.3
-----------------------------------------
   Industrial Products              10.2
-----------------------------------------
   Consumer Services                 9.6
-----------------------------------------
   Financial Services                6.2
-----------------------------------------
   Health                            5.2
-----------------------------------------
   Consumer Products                 4.0
-----------------------------------------
   Cash & Cash Equivalents           3.8

ROYCE SELECT FUND VS. RUSSELL 2000
Value of $10,000 Invested on 11/18/98
-------------------------------------

[LINE CHART]

                          RUSSELL
                  RSF       2000
                  ----      ----
12/31/98        10,785     10,776
3/31/99         10,336     10,192
6/30/99         13,195     11,777
9/30/99         13,189     11,032
12/31/99        14,606     13,067
3/31/00         15,998     13,992
6/30/00         15,769     13,463
9/30/00         17,210     13,613
12/31/00        16,792     12,672

Includes reinvestment of distributions.


                                           THE ROYCE FUNDS ANNUAL REPORT 2000 27

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION

[GRAPHIC: COMPUTER WITH "THE ROYCE FUNDS" DISPLAYED ON MONITOR]

ARE YOU TAKING ADVANTAGE OF ROYCE ONLINE ACCOUNT SERVICES?

     With just one click from our homepage, you can establish online account access quickly and directly. This service allows you to view daily account information, including share balances, NAVs, account values and transaction history. You may also make certain transactions, including purchases, redemptions, exchanges and changes to your Personal Identification Number (PIN).

E-DELIVERY OF REGULATORY DOCUMENTS

     Make your life easier (and reduce Fund expenses) by electing to view and download the prospectus, semi-annual and annual reports electronically in Portable Document Format (PDF) via e-mail over the internet rather than receiving paper copies.

     For more information, e-mail us at funds@roycenet.com or call Investor Services at (800) 221-4268.


     NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Primary Risks" in the prospectus). The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds' portfolios and Royce's investment intentions with respect to those securities reflect Royce's opinions as of December 31, 2000 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

     Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds, which have an average score of 1.00. The lower the risk ratio, the lower a fund's downside volatility has been. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P Index, with the beta of the S&P 500 equal to 1.00. A low beta means that a fund's market-reflected volatility has been low. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The Funds' P/E ratio calculations exclude companies with zero or negative earnings.

     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. The Royce Funds and Royce Trust & GiftShares Fund are service marks of The Royce Funds. Distributor:
Royce Fund Services, Inc.


28 THE ROYCE FUNDS ANNUAL REPORT 2000

SCHEDULES OF INVESTMENTS                                       DECEMBER 31, 2000
--------------------------------------------------------------------------------

         PENNSYLVANIA MUTUAL FUND

COMMON STOCKS - 94.9%

                                              SHARES           VALUE
CONSUMER PRODUCTS - 9.3%
APPAREL AND SHOES - 3.3%
   Garan                                      89,500      $   2,092,063
   K-Swiss Cl. A                              96,300          2,407,500
   Nautica Enterprises (a)                   102,100          1,555,430
   Oshkosh B'Gosh Cl. A                      140,100          2,591,850
   WEYCO GROUP                               196,600          4,742,975
   Wolverine World Wide                      190,300          2,902,075
                                                          --------------
                                                             16,291,893
                                                          --------------
COLLECTIBLES - 0.6%
   Enesco Group                              364,500          1,708,594
   Sotheby's Holdings Cl. A (a)               53,400          1,238,212
                                                          --------------
                                                              2,946,806
                                                          --------------
FOOD/BEVERAGE/TOBACCO - 0.1%
   800 JR Cigar (a,e)                         34,900            453,700
                                                          --------------
HOME FURNISHING/APPLIANCES - 2.1%
   Bassett Furniture Industries              221,087          2,487,229
   Burnham Corporation Cl. A                  51,526          1,803,410
   La-Z-Boy                                   70,000          1,102,500
   Lifetime Hoan                             275,099          1,994,468
   Mikasa                                    202,200          3,298,387
                                                          --------------
                                                             10,685,994
                                                          --------------
PUBLISHING - 0.1%
   Marvel Enterprises (a,d)                  271,400            390,137
                                                          --------------
SPORTS AND RECREATION - 1.0%
   Lund International Holdings (a)           220,300            605,825
  +Meade Instruments (a,d)                   146,000            958,125
   Oakley (a)                                162,300          2,191,050
   Sturm, Ruger & Co.                        121,900          1,150,431
                                                          --------------
                                                              4,905,431
                                                          --------------
OTHER CONSUMER PRODUCTS - 2.1%
   Koala Corporation (a)                      65,800            559,300
   Lazare Kaplan International (a)           167,600            848,475
   Matthews International Cl. A              138,200          4,361,938
   VELCRO INDUSTRIES                         476,500          5,003,250
                                                          --------------
                                                             10,772,963
                                                          --------------
TOTAL (Cost $32,340,618)                                     46,446,924
                                                          ==============

CONSUMER SERVICES - 3.9%
RETAIL STORES - 3.9%
   Cato Cl. A                                265,100          3,645,125
   CHARMING SHOPPES (a)                      815,900          4,895,400
   Claire's Stores                           125,900          2,258,331
   Consolidated Stores (a)                   404,200          4,294,625
   Pier 1 Imports                             50,600            521,813
  +Ross Stores                                85,200          1,437,750
   Sunglass Hut International (a)            262,100          1,343,262
   Urban Outfitters (a)                      149,400          1,185,862
                                                          --------------
TOTAL (Cost $17,929,164)                                     19,582,168
                                                          ==============

FINANCIAL INTERMEDIARIES - 14.4%
BANKING - 1.1%
   Baker Boyer Bancorp                        31,300          1,815,400
   Community Banks                            68,960          1,413,680
   F & M Bancorporation (OK)                  13,800            731,400
   Hanmi Financial (a)                        30,911            494,576
   Oriental Financial Group                   84,833          1,129,339
                                                          --------------
                                                              5,584,395
                                                          --------------
INSURANCE - 13.3%
   Argonaut Group                            104,900          2,202,900
   Baldwin & Lyons Cl. B                     115,678          2,689,513
   Capitol Transamerica                      107,600          1,338,275
   Commerce Group                             82,542          2,243,492
   Everest Re Group                           47,700          3,416,512
   Fidelity National Financial                95,200          3,516,450
   The First American Corporation             33,300          1,094,737
   HCC Insurance Holdings                     83,300          2,243,894
   Horace Mann Educators                     122,400          2,616,300
   Leucadia National                          87,200          3,090,150
   MEDICAL ASSURANCE (a)                     302,654          5,050,539
  +MIIX Group                                276,500          2,073,750
   Mutual Risk Management                     56,100            852,019
   Old Republic International                102,900          3,292,800
   PMA Capital Cl. A                         241,232          4,161,252
   PXRE Group                                 72,600          1,229,663
   RLI                                        46,681          2,086,057
   TRENWICK GROUP                            206,150          5,115,097
   Wesco Financial                            13,360          3,764,180
   WHITE MOUNTAINS INSURANCE GROUP            24,400          7,783,600
   ZENITH NATIONAL INSURANCE                 210,200          6,174,625
                                                          --------------
                                                             66,035,805
                                                          --------------
TOTAL (Cost $41,715,906)                                     71,620,200
                                                          ==============

FINANCIAL SERVICES - 6.0%
INFORMATION AND PROCESSING - 1.3%
   BARRA (a)                                  40,650          1,915,631
   Fair, Isaac and Co.                        55,200          2,815,200
   Investors Financial Services               21,216          1,824,576
                                                          --------------
                                                              6,555,407
                                                          --------------
INSURANCE BROKERS - 3.0%
  +Aon                                        79,800          2,733,150
   Blanch (E.W.) Holdings                    176,700          3,081,206
   Clark/Bardes Holdings (a)                 111,100          1,124,887
   Crawford & Co. Cl. A (d)                  286,875          2,922,539
   GALLAGHER (ARTHUR J.) & COMPANY            74,400          4,733,700
                                                          --------------
                                                             14,595,482
                                                          --------------
INVESTMENT MANAGEMENT - 1.7%
  +BKF Capital Group                         101,000          1,843,250
   John Nuveen Company Cl. A                  67,800          3,898,500
   Phoenix Investment Partners               181,900          2,853,556
                                                          --------------
                                                              8,595,306
                                                          --------------
TOTAL (Cost $16,862,948)                                     29,746,195
                                                          ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                          THE ROYCE FUNDS ANNUAL REPORT 2000  29

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

     PENNSYLVANIA MUTUAL FUND (CONTINUED)

                                              SHARES           VALUE
HEALTH - 5.8%
COMMERCIAL SERVICES - 2.3%
   IDEXX Laboratories (a)                     39,900      $     877,800
   PAREXEL International (a)                 223,500          2,416,594
   Quintiles Transnational (a)               145,600          3,048,500
   Schein (Henry) (a)                         75,600          2,617,650
   Young Innovations (a)                     129,000          2,483,250
                                                          --------------
                                                             11,443,794
                                                          --------------
DRUGS AND BIOTECH - 0.8%
  +Antigenics (a,d)                           55,900            618,394
   BioReliance (a)                           117,800          1,560,850
  +Organogenesis (a)                         199,500          1,793,505
                                                          --------------
                                                              3,972,749
                                                          --------------
PERSONAL CARE - 0.7%
  +Ocular Sciences (a)                       167,000          1,941,375
  +Regis                                      96,900          1,405,050
                                                          --------------
                                                              3,346,425
                                                          --------------
SURGICAL PRODUCTS AND DEVICES - 2.0%
   ARROW INTERNATIONAL                       134,100          5,051,798
   Haemonetics (a)                           120,700          3,726,612
   Perrigo (a)                               168,600          1,396,219
                                                          --------------
                                                             10,174,629
                                                          --------------
TOTAL (Cost $21,405,722)                                     28,937,597
                                                          ==============

INDUSTRIAL PRODUCTS - 17.1%
BUILDING SYSTEMS AND COMPONENTS - 4.6%
   Falcon Products                           162,900          1,293,019
   Fleetwood Enterprises                     151,800          1,593,900
   International Aluminum                     54,600            999,862
   Kimball International Cl. B               188,900          2,739,050
   Liberty Homes Cl. A                        93,350            437,578
   Preformed Line Products Company           189,786          2,609,558
   SIMPSON MANUFACTURING (a)                 150,900          7,695,900
   Skyline                                    71,700          1,357,819
   Thor Industries                           209,300          4,133,675
                                                          --------------
                                                             22,860,361
                                                          --------------
CONSTRUCTION MATERIALS - 3.2%
   ASH GROVE CEMENT COMPANY                   50,018          5,126,845
   FLORIDA ROCK INDUSTRIES                   177,800          6,956,425
   Puerto Rican Cement Company               135,600          4,000,200
                                                          --------------
                                                             16,083,470
                                                          --------------
INDUSTRIAL COMPONENTS - 2.0%
   PENN ENGINEERING & MANUFACTURING          178,450          6,290,363
   PENN ENGINEERING &
     MANUFACTURING CL. A                      47,050          1,461,491
   Woodhead Industries                       104,650          2,053,756
                                                          --------------
                                                              9,805,610
                                                          --------------
MACHINERY - 2.0%
   LINCOLN ELECTRIC HOLDINGS                 277,480          5,445,545
   Nordson Corporation                        91,400          2,330,700
   PAXAR (a)                                 194,200          1,978,412
                                                          --------------
                                                              9,754,657
                                                          --------------
PAPER AND PACKAGING - 0.5%
   CLARCOR                                    38,175            789,745
   Liqui-Box                                  40,800          1,519,800
                                                          --------------
                                                              2,309,545
                                                          --------------
PUMPS, VALVES AND BEARINGS - 1.3%
   Kaydon Corporation                        130,500          3,246,188
   NN                                         97,900            905,575
   Roper Industries                           78,900          2,608,631
                                                          --------------
                                                              6,760,394
                                                          --------------
SPECIALTY CHEMICALS AND MATERIALS - 1.1%
   CFC International (a)                      91,100            421,337
   Donaldson Company                          99,000          2,753,438
   MacDermid                                 119,431          2,269,189
                                                          --------------
                                                              5,443,964
                                                          --------------
TEXTILES - 1.0%
   Fab Industries                            202,232          2,679,574
   Unifi (a)                                 235,500          2,104,781
                                                          --------------
                                                              4,784,355
                                                          --------------
OTHER INDUSTRIAL PRODUCTS - 1.4%
   BHA Group Holdings                        189,857          2,657,998
  +Baldor Electric                           108,100          2,283,612
   Myers Industries                          152,509          2,211,381
                                                          --------------
                                                              7,152,991
                                                          --------------
TOTAL (Cost $47,630,839)                                     84,955,347
                                                          ==============
INDUSTRIAL SERVICES - 13.3%
ADVERTISING/PUBLISHING - 0.4%
   True North Communications                  43,300          1,840,250
                                                          --------------
COMMERCIAL SERVICES - 4.0%
   ABM Industries                             91,600          2,805,250
  +aaiPharma (a)                             156,800          1,597,400
   CDI Corporation (a)                       129,600          1,895,400
   Carlisle Holdings (a,d)                   338,600          2,370,200
   Comdisco                                  121,300          1,387,369
   Cornell Companies (a)                     297,400          1,598,525
   Modis Professional Services (a)           142,700            588,637
  +RemedyTemp Cl. A (a)                      317,000          2,456,750
   Spherion Corporation (a)                  322,600          3,649,413
  +Wackenhut Corrections (a)                 231,600          1,708,050
                                                          --------------
                                                             20,056,994
                                                          --------------
ENGINEERING AND CONSTRUCTION - 1.4%
   Sevenson Environmental Services           257,840          2,771,780
   Washington Group International (a)        532,500          4,359,844
                                                          --------------
                                                              7,131,624
                                                          --------------
FOOD/TOBACCO PROCESSORS - 1.6%
   DIMON                                     195,300          1,074,150
   Farmer Bros.                               11,175          2,318,812
   Midwest Grain Products                    280,550          2,454,813
   Standard Commercial                       282,521          1,924,674
                                                          --------------
                                                              7,772,449
                                                          --------------
PRINTING - 1.9%
   Bowne & Co.                               308,500          3,258,531
   Ennis Business Forms                      315,600          2,327,550
   New England Business Service              218,900          3,994,925
                                                          --------------
                                                              9,581,006
                                                          --------------
TRANSPORTATION AND LOGISTICS - 4.0%
   AirNet Systems (a)                        361,300          1,377,456
   ARNOLD INDUSTRIES                         435,048          7,830,864
   CNF                                        44,500          1,504,656
   EGL (a)                                    66,974          1,603,190


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


30  THE ROYCE FUNDS ANNUAL REPORT 2000

                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                              SHARES           VALUE
INDUSTRIAL SERVICES (CONTINUED)
TRANSPORTATION AND LOGISTICS (CONTINUED)
   Fritz Companies (a)                       204,800      $   1,241,600
   Frozen Food Express Industries (a)        602,037          1,185,260
   Kenan Transport                            76,300          1,874,119
   Pittston Brink's Group                    160,730          3,194,509
                                                          --------------
                                                             19,811,654
                                                          --------------
TOTAL (Cost $56,803,872)                                     66,193,977
                                                          ==============

NATURAL RESOURCES - 9.9%
ENERGY SERVICES - 3.6%
   CARBO CERAMICS                            149,000          5,578,188
  +Chiles Offshore (a)                        62,200          1,555,000
   Global Industries (a)                      89,400          1,223,663
   Helmerich & Payne                          71,300          3,128,287
   Input/Output (a)                          440,500          4,487,594
   Willbros Group (a)                        315,850          2,013,544
                                                          --------------
                                                             17,986,276
                                                          --------------
GOLD - 0.6%
  +Anglogold ADR (b)                         204,100          3,048,744
                                                          --------------
OIL AND GAS - 5.4%
   Barrett Resources (a)                      81,300          4,618,856
   Tom Brown (a)                             119,900          3,941,712
   DENBURY RESOURCES (a)                     680,072          7,480,792
   PetroCorp (a)                             109,800          1,056,825
   Pure Resources (a)                        209,799          4,248,430
+3TEC ENERGY (a)                             297,400          5,278,850
                                                          --------------
                                                             26,625,465
                                                          --------------
REAL ESTATE - 0.3%
   Patriot Transportation Holding (a)         85,900          1,288,500
                                                          --------------
TOTAL (Cost $29,875,180)                                     48,948,985
                                                          ==============

TECHNOLOGY - 10.3%
AEROSPACE/DEFENSE - 3.6%
   CURTISS-WRIGHT                            185,400          8,621,100
+Ducommun Incorporated (a)                   235,900          2,609,644
   WOODWARD GOVERNOR                         145,772          6,523,297
                                                          --------------
                                                             17,754,041
                                                          --------------
COMPONENTS AND SYSTEMS - 1.5%
   Cognex Corporation (a)                     56,100          1,241,213
   Dionex (a)                                107,276          3,701,022
   Kronos (a)                                 31,800            983,812
   MOCON                                      73,400            477,100
   Perceptron (a)                            151,100            226,650
   Scitex (a)                                 75,000            553,125
                                                          --------------
                                                              7,182,922
                                                          --------------
DISTRIBUTION - 1.3%
   Arrow Electronics (a)                      59,400          1,700,325
   Avnet                                      82,348          1,770,482
   Richardson Electronics                    225,762          3,104,228
                                                          --------------
                                                              6,575,035
                                                          --------------
IT SERVICES - 0.8%
   American Management Systems (a)            19,000         $  376,438
   Analysts International                    278,300          1,061,019
   CIBER (a)                                 301,400          1,469,325
   IMRglobal Corporation (a)                 168,800            907,300
   Syntel (a)                                 56,700            326,025
                                                          --------------
                                                              4,140,107
                                                          --------------
SEMICONDUCTORS AND EQUIPMENT - 0.7%
   Electroglas (a)                           134,600          2,061,063
   Exar (a)                                   31,800            985,303
   Helix Technology                           15,000            355,078
   PRI Automation (a)                         10,000            187,500
                                                          --------------
                                                              3,588,944
                                                          --------------
SOFTWARE - 2.2%
  +Covance (a)                               162,600          1,747,950
   JDA Software Group (a)                    193,800          2,531,512
   MSC.Software (a)                          135,600          1,064,460
   National Instruments (a)                   50,250          2,440,266
  +SPSS (a)                                   83,600          1,844,425
   Structural Dynamics Research (a)          138,800          1,388,000
                                                          --------------
                                                             11,016,613
                                                          --------------
TELECOMMUNICATION - 0.2%
   REMEC (a)                                 103,700            998,113
                                                          --------------
TOTAL (Cost $35,032,305)                                     51,255,775
                                                          ==============

MISCELLANEOUS - 4.9%
TOTAL (Cost $25,855,540)                                     24,386,616
                                                          ==============

TOTAL COMMON STOCKS
   (Cost $325,452,094)                                      472,073,784
                                                          ==============

REPURCHASE AGREEMENT - 5.2%
State Street Bank & Trust Company,
   5.50% dated 12/29/00, due
   1/2/01, maturity value $26,067,921
   (collateralized by U.S. Treasury
   Notes, 6.375% due 6/30/02,
   valued at $26,577,846)
   (Cost $26,052,000)                                        26,052,000
                                                          ==============

TOTAL INVESTMENTS - 100.1%
   (Cost $351,504,094)                                      498,125,784

LIABILITIES LESS CASH
   AND OTHER ASSETS - (0.1)%                                   (533,500)
                                                          --------------

NET ASSETS - 100.0%                                       $ 497,592,284
                                                          ==============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                          THE ROYCE FUNDS ANNUAL REPORT 2000  31

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

                ROYCE MICRO-CAP FUND

COMMON STOCKS - 91.8%
                                              SHARES           VALUE
APPAREL AND SHOES - 1.5%
  +Nautica Enterprises (a)                    60,200      $     917,109
   Oshkosh B'Gosh Cl. A                       63,000          1,165,500
                                                          --------------
                                                              2,082,609
                                                          --------------
COLLECTIBLES - 0.6%
  +Enesco Group                              194,100            909,844
                                                          --------------
FOOD/BEVERAGE/TOBACCO - 1.4%
   800 JR CIGAR (a,e)                        151,900          1,974,700
                                                          --------------
HOME FURNISHING/APPLIANCES - 1.6%
   Bassett Furniture Industries               43,100            484,875
   Lifetime Hoan                              90,880            658,880
   Mikasa                                     62,600          1,021,162
   Neutral Posture Ergonomics (a)            107,000            150,469
                                                          --------------
                                                              2,315,386
                                                          --------------
PUBLISHING - 0.1%
   Marvel Enterprises (a)                    101,000            145,188
                                                          --------------
SPORTS AND RECREATION - 1.1%
   Aldila (a)                                239,500            314,344
   Johnson Outdoors Cl. A (a)                 69,900            410,662
  +Meade Instruments (a)                     117,300            769,781
                                                          --------------
                                                              1,494,787
                                                          --------------
OTHER CONSUMER PRODUCTS - 2.0%
   Lazare Kaplan International (a)           207,600          1,050,975
   Matthews International Cl. A               47,400          1,496,063
   Velcro Industries                          34,100            358,050
                                                          --------------
                                                              2,905,088
                                                          --------------
TOTAL (Cost $11,160,850)                                     11,827,602
                                                          ==============

CONSUMER SERVICES - 5.1%
LEISURE/ENTERTAINMENT - 1.1%
  +Cheap Tickets (a)                          99,400            969,150
  +Monaco Coach (a)                           43,000            760,562
                                                          --------------
                                                              1,729,712
                                                          --------------
RESTAURANTS/LODGINGS - 0.1%
   Diedrich Coffee (a)                        93,600             26,325
                                                          --------------
RETAIL STORES - 3.9%
   Buckle (The) (a)                           54,700            960,669
   CATO CL. A                                166,200          2,285,250
  +Finish Line (The) Cl. A (a)               108,300            639,647
   Stein Mart (a)                             56,700            659,137
   Suzy Shier (a)                            182,500            486,569
   Urban Outfitters (a)                       63,800            506,413
                                                          --------------
                                                              5,537,685
                                                          --------------
TOTAL (Cost $6,326,237)                                       7,293,722
                                                          ==============

FINANCIAL INTERMEDIARIES - 10.2%
INSURANCE - 10.2%
   CAPITOL TRANSAMERICA                      152,855     $    1,901,134
   Highlands Insurance Group (a)              63,200            568,800
  +IPC Holdings (a)                           56,900          1,194,900
   MEDICAL ASSURANCE (a)                     186,300          3,108,881
   NYMAGIC                                   115,300          2,176,288
   Navigators Group (a)                      123,100          1,638,769
   PXRE GROUP                                136,200          2,306,887
   Trenwick Group                             61,600          1,528,450
                                                          --------------
TOTAL (Cost $10,857,630)                                     14,424,109
                                                          ==============

FINANCIAL SERVICES - 3.8%
INSURANCE BROKERS - 2.4%
   BLANCH (E.W.) HOLDINGS                    122,900          2,143,069
   Clark/Bardes Holdings (a)                  52,700            533,587
   CorVel (a)                                 23,000            796,375
                                                          --------------
                                                              3,473,031
                                                          --------------
INVESTMENT MANAGEMENT - 1.4%
  +BKF Capital Group                          99,300          1,812,225
   U.S. Global Investors Cl. A (a)           137,000            145,563
                                                          --------------
                                                              1,957,788
                                                          --------------
TOTAL (Cost $5,819,762)                                       5,430,819
                                                          ==============

HEALTH - 7.2%
COMMERCIAL SERVICES - 2.3%
   PAREXEL International (a)                 115,600          1,249,925
   Simione Central Holdings (a)                2,044              6,643
   YOUNG INNOVATIONS (a)                     103,100          1,984,675
                                                          --------------
                                                              3,241,243
                                                          --------------
DRUGS AND BIOTECH - 1.4%
   BioReliance (a)                            99,300          1,315,725
  +Organogenesis (a)                          68,800            618,512
                                                          --------------
                                                              1,934,237
                                                          --------------
HEALTH SERVICES - 1.0%
  +DIANON Systems (a)                         13,200            579,150
  +Ventiv Health (a)                          66,800            839,175
                                                          --------------
                                                              1,418,325
                                                          --------------
PERSONAL CARE - 0.7%
  +Ocular Sciences (a)                        84,800            985,800
                                                          --------------
SURGICAL PRODUCTS AND DEVICES - 1.8%
   Allied Healthcare Products (a)             71,000            208,562
  +CONMED (a)                                 22,600            387,025
   NMT Medical (a)                           144,100            166,616
  +Orthofix International (a)                 30,000            573,750
  +Vital Signs                                38,000          1,220,750
                                                          --------------
                                                              2,556,703
                                                          --------------
TOTAL (Cost $7,664,426)                                      10,136,308
                                                          ==============
INDUSTRIAL PRODUCTS - 12.9%
BUILDING SYSTEMS AND COMPONENTS - 3.4%
   Falcon Products                            98,800            784,225
   SIMPSON MANUFACTURING (a)                  39,200          1,999,200
   THOR INDUSTRIES                           104,900          2,071,775
                                                          --------------
                                                              4,855,200
                                                          --------------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


32  THE ROYCE FUNDS ANNUAL REPORT 2000

                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                              SHARES           VALUE
INDUSTRIAL PRODUCTS (CONTINUED)
CONSTRUCTION MATERIALS - 3.0%
   FLORIDA ROCK INDUSTRIES                    70,200      $   2,746,575
   Puerto Rican Cement Company                52,500          1,548,750
                                                          --------------
                                                              4,295,325
                                                          --------------
INDUSTRIAL COMPONENTS - 1.9%
  +Chase Industries (a)                       59,200            617,900
   Penn Engineering & Manufacturing           29,300          1,032,825
   Woodhead Industries                        55,800          1,095,075
                                                          --------------
                                                              2,745,800
                                                          --------------
PAPER AND PACKAGING - 0.4%
  +Tuscarora                                  43,900            581,675
                                                          --------------
PUMPS, VALVES AND BEARINGS - 1.8%
   Denison International ADR (a,b)            95,900          1,426,513
   NN                                         55,700            515,225
   Sun Hydraulics                             80,500            533,312
                                                          --------------
                                                              2,475,050
                                                          --------------
SPECIALTY CHEMICALS AND MATERIALS - 0.3%
   Hawkins Chemical                            4,707             39,421
   Synalloy Corporation                       80,700            383,325
                                                          --------------
                                                                422,746
                                                          --------------
TEXTILES - 0.3%
   Fab Industries                             33,600            445,200
                                                          --------------
OTHER INDUSTRIAL PRODUCTS - 1.8%
   BHA Group Holdings                         74,346          1,040,844
   Cubic Corporation                          47,900          1,230,431
   FLIR Systems (a)                           41,000            228,063
                                                          --------------
                                                              2,499,338
                                                          --------------
TOTAL (Cost $13,326,838)                                     18,320,334
                                                          ==============

INDUSTRIAL SERVICES - 11.5%
COMMERCIAL SERVICES - 4.6%
   aaiPharma (a)                              57,700            587,819
   CDI Corporation (a)                        35,200            514,800
   Carlisle Holdings (a)                     209,400          1,465,800
   Cornell Companies (a)                     108,400            582,650
   New Horizons Worldwide (a)                 95,200          1,320,900
   RCM Technologies (a)                       80,200            290,725
   RemedyTemp Cl. A (a)                      119,200            923,800
  +Wackenhut Corrections (a)                 110,700            816,412
                                                          --------------
                                                              6,502,906
                                                          --------------
ENGINEERING AND CONSTRUCTION - 1.3%
   SEVENSON ENVIRONMENTAL SERVICES           177,868          1,912,081
                                                          --------------
FOOD/TOBACCO PROCESSORS - 0.5%
   Midwest Grain Products                     80,550            704,813
                                                          --------------
PRINTING - 2.2%
   Ennis Business Forms                      154,600          1,140,175
   NEW ENGLAND BUSINESS SERVICE              104,700          1,910,775
                                                          --------------
                                                              3,050,950
                                                          --------------

TRANSPORTATION AND LOGISTICS - 2.9%
   AirNet Systems (a)                        185,800      $     708,362
   EGL (a)                                    22,800            545,775
   Frozen Food Express Industries (a)        182,450            359,198
   Kenan Transport                            34,430            845,687
  +Knight Transportation (a)                  83,000          1,597,750
                                                          --------------
                                                              4,056,772
                                                          --------------
TOTAL (Cost $16,710,612)                                     16,227,522
                                                          ==============

NATURAL RESOURCES - 11.9%
ENERGY SERVICES - 4.5%
   Carbo Ceramics                             48,700          1,823,206
   Dril-Quip (a)                              16,000            547,000
  +Gulf Island Fabrication (a)                55,000          1,000,313
   INPUT/OUTPUT (a)                          204,600          2,084,362
   Willbros Group (a)                        144,200            919,275
                                                          --------------
                                                              6,374,156
                                                          --------------
OIL AND GAS - 7.3%
   DENBURY RESOURCES (a)                     202,500          2,227,500
  +NATCO Group Cl. A (a)                     104,600            862,950
   PETROCORP (a)                             262,300          2,524,638
   PURE RESOURCES (a)                        106,301          2,152,595
  +3TEC ENERGY (a)                           145,500          2,582,625
                                                          --------------
                                                             10,350,308
                                                          --------------
REAL ESTATE - 0.1%
   Patriot Transportation Holding (a)         13,500            202,500
                                                          --------------
TOTAL (Cost $11,192,216)                                     16,926,964
                                                          ==============

TECHNOLOGY - 16.0%
AEROSPACE/DEFENSE - 5.5%
   CURTISS-WRIGHT                             40,600          1,887,900
   Ducommun Incorporated (a)                 158,400          1,752,300
   Herley Industries (a)                      32,600            541,975
   Special Metals (a)                        181,200            453,000
   WOODWARD GOVERNOR                          69,648          3,116,748
                                                          --------------
                                                              7,751,923
                                                          --------------
COMPONENTS AND SYSTEMS - 3.5%
   CSP (a)                                   100,823            302,469
  +DuraSwitch Industries (a)                  64,500            705,469
   Kronos (a)                                 21,100            652,781
   MOCON                                     112,975            734,338
   Perceptron (a)                            126,500            189,750
   Performance Technologies (a)               13,850            188,706
   Rainbow Technologies (a)                   23,700            374,756
   SBS Technologies (a)                       40,800          1,221,450
   SIPEX Corporation (a)                      15,000            359,063
   TransAct Technologies (a)                  33,500            175,875
                                                          --------------
                                                              4,904,657
                                                          --------------
DISTRIBUTION - 1.3%
   Jaco Electronics (a)                       32,250            234,820
   Richardson Electronics                    115,300          1,585,375
                                                          --------------
                                                              1,820,195
                                                          --------------
IT SERVICES - 0.9%
   Analysts International                    187,100            713,319
   Syntel (a)                                 91,900            528,425
                                                          --------------
                                                              1,241,744
                                                          --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                          THE ROYCE FUNDS ANNUAL REPORT 2000  33

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

                        ROYCE MICRO-CAP FUND (CONTINUED)

                                              SHARES           VALUE
TECHNOLOGY (CONTINUED)
SEMICONDUCTORS AND EQUIPMENT - 1.0%
  +ESS Technology (a)                        116,900      $     599,113
   Electroglas (a)                            52,400            802,375
                                                          --------------
                                                              1,401,488
                                                          --------------
SOFTWARE - 3.2%
   ANSYS (a)                                  81,900            921,375
  +Integral Systems (a)                       62,000            868,000
   InterVoice-Brite (a)                        5,000             36,250
   JDA Software Group (a)                     81,300          1,061,981
   MSC.Software (a)                           36,300            284,955
  +Micro General (a)                          90,300            581,306
   SPSS (a)                                   38,300            844,994
                                                          --------------
                                                              4,598,861
                                                          --------------
TELECOMMUNICATION - 0.6%
  +Globecomm Systems (a)                     103,400            762,575
   REMEC (a)                                  13,200            127,050
                                                          --------------
                                                                889,625
                                                          --------------
TOTAL (Cost $20,208,790)                                     22,608,493
                                                          ==============

MISCELLANEOUS - 4.9%
TOTAL (Cost $7,855,454)                                       6,956,669
                                                          ==============

TOTAL COMMON STOCKS
    (Cost $111,122,815)                                     130,152,542
                                                          ==============

REPURCHASE AGREEMENT - 8.0%
State Street Bank & Trust Company,
   5.50% dated 12/29/00, due
   1/2/01, maturity value $11,301,903
   (collateralized by U.S. Treasury
   Notes, 6.625% due 5/15/07,
   valued at $11,522,226)
   (Cost $11,295,000)                                     $  11,295,000
                                                          ==============

TOTAL INVESTMENTS - 99.8%
   (Cost $122,417,815)                                      141,447,542

CASH AND OTHER ASSETS
   LESS LIABILITIES - 0.2%                                      310,116
                                                          --------------

NET ASSETS - 100.0%                                       $ 141,757,658
                                                          ==============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


34  THE ROYCE FUNDS ANNUAL REPORT 2000

                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                  ROYCE TOTAL RETURN FUND

COMMON STOCKS - 93.3%
                                              SHARES           VALUE
CONSUMER PRODUCTS - 7.2%
APPAREL AND SHOES - 1.5%
   Garan                                      49,600      $   1,159,400
   Oshkosh B'Gosh Cl. A                       46,100            852,850
   Wolverine World Wide                      140,000          2,135,000
                                                          --------------
                                                              4,147,250
                                                          --------------
COLLECTIBLES - 0.4%
   Enesco Group                              134,400            630,000
   Russ Berrie and Company                    25,500            538,687
                                                          --------------
                                                              1,168,687
                                                          --------------
FOOD/BEVERAGE/TOBACCO - 0.5%
  +SUPERVALU                                  89,000          1,234,875
   Tootsie Roll Industries                     6,210            286,048
                                                          --------------
                                                              1,520,923
                                                          --------------
HOME FURNISHING/APPLIANCES - 2.6%
   Bassett Furniture Industries              166,700          1,875,375
   Flexsteel Industries                      175,500          2,018,250
   La-Z-Boy                                   36,000            567,000
   Lifetime Hoan                             125,568            910,368
   Mikasa                                    111,900          1,825,369
                                                          --------------
                                                              7,196,362
                                                          --------------
SPORTS AND RECREATION - 0.9%
   Sturm, Ruger & Co.                        283,000          2,670,813
                                                          --------------
OTHER CONSUMER PRODUCTS - 1.3%
   Matthews International Cl. A               15,000            473,438
   Toro                                       12,500            458,594
   Velcro Industries                         212,000          2,226,000
   WD-40                                      23,400            454,837
                                                          --------------
                                                              3,612,869
                                                          --------------
TOTAL (Cost $24,406,196)                                     20,316,904
                                                          ==============

CONSUMER SERVICES - 1.3%
RESTAURANTS/LODGINGS - 0.1%
   CBRL Group                                 20,000            363,750
                                                          --------------
RETAIL STORES - 1.2%
   Claire's Stores                            83,000          1,488,813
   Consolidated Stores (a)                   136,700          1,452,437
   Stein Mart (a)                             30,000            348,750
   West Marine (a)                            30,000            123,750
                                                          --------------
                                                              3,413,750
                                                          --------------
TOTAL (Cost $3,685,743)                                       3,777,500
                                                          ==============

FINANCIAL INTERMEDIARIES - 15.9%
BANKING - 0.9%
   Bank of the Ozarks                         17,500            228,594
   Banknorth Group                            25,000            498,438
   Chittenden                                 10,000            303,125
   First Midwest Financial                     3,700             40,700
   Susquehanna Bancshares                     25,000            412,500
   Texas Regional Bancshares Cl. A            22,000            715,000
   Webster Financial                          10,000            283,125
                                                          --------------
                                                              2,481,482
                                                          --------------

INSURANCE - 15.0%
   Argonaut Group                            125,500          2,635,500
   Capitol Transamerica                      183,800          2,286,012
   Commerce Group                             36,400            989,352
   Erie Indemnity Company Cl. A               85,000          2,534,063
  +Everest Re Group                           18,000          1,289,250
  +Horace Mann Educators                      55,000          1,175,625
   Independence Holding                       11,000            148,500
   LandAmerica Financial Group                40,600          1,641,762
  +Medical Assurance (a)                      73,200          1,221,525
   Mutual Risk Management                     60,700            921,881
   NYMAGIC                                   134,300          2,534,913
   Nationwide Financial Services Cl. A        15,000            712,500
   Old Republic International                 97,500          3,120,000
   PMA Capital Cl. A                         162,580          2,804,505
   PXRE Group                                166,424          2,818,806
   Protective Life                            10,000            322,500
   RLI                                        35,000          1,564,062
   TRENWICK GROUP                            191,960          4,763,008
   WHITE MOUNTAINS INSURANCE GROUP            16,900          5,391,100
   ZENITH NATIONAL INSURANCE                 112,800          3,313,500
                                                          --------------
                                                             42,188,364
                                                          --------------
TOTAL (Cost $35,515,493)                                     44,669,846
                                                          ==============

FINANCIAL SERVICES - 7.0%
INSURANCE BROKERS - 3.1%
   Aon                                        65,000          2,226,250
   Crawford & Co. Cl. A                      202,700          2,065,006
   GALLAGHER (ARTHUR J.) & COMPANY            67,700          4,307,413
                                                          --------------
                                                              8,598,669
                                                          --------------
INVESTMENT MANAGEMENT - 3.9%
   Federated Investors Cl. B                  15,000            436,875
   JOHN NUVEEN COMPANY CL. A                  82,400          4,738,000
   Liberty Financial Companies                14,800            659,525
   Mackenzie Financial                       101,400          1,837,875
   PHOENIX INVESTMENT PARTNERS               212,000          3,325,750
                                                          --------------
                                                             10,998,025
                                                          --------------
TOTAL (Cost $11,786,291)                                     19,596,694
                                                          ==============

HEALTH - 3.6%
COMMERCIAL SERVICES - 0.9%
   IDEXX Laboratories (a)                     20,000            440,000
  +Quintiles Transnational (a)               100,000          2,093,750
                                                          --------------
                                                              2,533,750
                                                          --------------
SURGICAL PRODUCTS AND DEVICES - 2.7%
   ARROW INTERNATIONAL                       130,200          4,904,878
   Invacare                                   45,000          1,541,250
   Varian Medical Systems (a)                 18,000          1,222,875
                                                          --------------
                                                              7,669,003
                                                          --------------
TOTAL (Cost $6,322,867)                                      10,202,753
                                                          ==============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                          THE ROYCE FUNDS ANNUAL REPORT 2000  35

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

                   ROYCE TOTAL RETURN FUND (CONTINUED)

                                              SHARES           VALUE
INDUSTRIAL PRODUCTS - 23.9%
BUILDING SYSTEMS AND COMPONENTS - 3.4%
   Falcon Products                           189,100      $   1,500,981
   Fleetwood Enterprises                     132,000          1,386,000
   International Aluminum                     63,000          1,153,687
   Kimball International Cl. B               100,200          1,452,900
   LSI Industries                             15,000            306,563
   Mueller (Paul) (c)                         59,500          1,591,625
   Skyline                                    40,000            757,500
   Thor Industries                            75,000          1,481,250
                                                          --------------
                                                              9,630,506
                                                          --------------
CONSTRUCTION MATERIALS - 3.4%
   Ameron International                       20,500            763,625
   Ash Grove Cement Company                   27,610          2,830,025
   FLORIDA ROCK INDUSTRIES                    95,000          3,716,875
   Oregon Steel Mills (a)                    272,900            289,956
   Puerto Rican Cement Company                70,100          2,067,950
                                                          --------------
                                                              9,668,431
                                                          --------------
INDUSTRIAL COMPONENTS - 1.8%
   Penn Engineering &
      Manufacturing Cl. A                     78,600          2,441,512
   Woodhead Industries                       139,100          2,729,838
                                                          --------------
                                                              5,171,350
                                                          --------------
MACHINERY - 3.1%
   LINCOLN ELECTRIC HOLDINGS                 188,300          3,695,387
   Minuteman International                   136,800          1,197,000
   Nordson Corporation                       112,600          2,871,300
   Regal-Beloit                               50,000            853,000
                                                          --------------
                                                              8,616,687
                                                          --------------
PAPER AND PACKAGING - 0.3%
   CLARCOR                                    20,000            413,750
   Greif Bros. Cl. A                          10,000            285,000
                                                          --------------
                                                                698,750
                                                          --------------
PUMPS, VALVES AND BEARINGS - 3.4%
   Franklin Electric                          41,300          2,829,050
   NN                                        227,600          2,105,300
   Roper Industries                           66,500          2,198,656
   Sun Hydraulics                            304,550          2,017,644
   Tech/Ops Sevcon                            43,700            393,300
                                                          --------------
                                                              9,543,950
                                                          --------------
SPECIALTY CHEMICALS AND MATERIALS - 3.8%
   Arch Chemicals                            122,500          2,174,375
   Brady Cl. A                                78,700          2,661,044
   Calgon Carbon                             174,000            989,625
   Donaldson Company                          25,000            695,312
   Eastern                                    15,000            196,875
   MacDermid                                  83,600          1,588,400
   PolyOne Corporation                        35,000            205,625
   Schulman (A.)                              30,000            345,000
   Synalloy Corporation                      295,000          1,401,250
   Teleflex                                   10,000            441,875
                                                          --------------
                                                             10,699,381
                                                          --------------
TEXTILES - 0.7%
   Fab Industries                            145,100          1,922,575
                                                          --------------

OTHER INDUSTRIAL PRODUCTS - 4.0%
   BHA GROUP HOLDINGS                        223,829          3,133,606
   Baldor Electric                           100,000          2,112,500
  +Hillenbrand Industries                     32,900          1,694,350
   Landauer                                   84,600          1,543,950
   Myers Industries                           38,357            556,177
   Steelcase Cl. A                            50,000            693,750
   Tennant                                    33,800          1,622,400
                                                          --------------
                                                             11,356,733
                                                          --------------
TOTAL (Cost $70,270,296)                                     67,308,363
                                                          ==============

INDUSTRIAL SERVICES - 13.9%
COMMERCIAL SERVICES - 3.9%
   ABM INDUSTRIES                            109,300          3,347,313
   Angelica                                  155,700          1,459,687
   Comdisco                                  137,700          1,574,944
   Hardinge                                  137,400          1,957,950
   Spherion Corporation (a)                  115,000          1,300,938
   Superior Uniform Group                    164,200          1,334,125
                                                          --------------
                                                             10,974,957
                                                          --------------
ENGINEERING AND CONSTRUCTION - 0.4%
   Sevenson Environmental Services           111,276          1,196,217
                                                          --------------
FOOD/TOBACCO PROCESSORS - 2.5%
   DIMON                                     632,200          3,477,100
   UNIVERSAL                                 104,800          3,668,000
                                                          --------------
                                                              7,145,100
                                                          --------------
INDUSTRIAL DISTRIBUTION - 1.4%
   Central Steel & Wire                        4,118          1,770,740
   Lawson Products                            77,100          2,096,156
                                                          --------------
                                                              3,866,896
                                                          --------------
PRINTING - 2.1%
   Bowne & Co.                                98,700          1,042,519
   Ennis Business Forms                      311,500          2,297,312
   New England Business Service               85,000          1,551,250
   Standard Register (The)                    75,000          1,068,750
                                                          --------------
                                                              5,959,831
                                                          --------------
TRANSPORTATION AND LOGISTICS - 3.6%
   Airborne                                   52,500            511,875
   ARNOLD INDUSTRIES                         192,300          3,461,400
   EGL(a)                                     81,300          1,946,119
   Frozen Food Express Industries(a)         456,635            899,000
   PITTSTON BRINK'S GROUP                    162,010          3,219,949
                                                          --------------
                                                             10,038,343
                                                          --------------
TOTAL (Cost $44,700,808)                                     39,181,344
                                                          ==============

NATURAL RESOURCES - 7.3%
ENERGY SERVICES - 2.3%
   CARBO CERAMICS                             89,700          3,358,144
   Helmerich & Payne                          24,600          1,079,325
   Lufkin Industries                          67,700          1,214,369
   Penn Virginia                              10,000            331,875
   Tidewater                                   9,000            399,375
                                                          --------------
                                                              6,383,088
                                                          --------------
GOLD - 1.1%
   Anglogold ADR (b)                         205,400          3,068,162
                                                          --------------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


36  THE ROYCE FUNDS ANNUAL REPORT 2000

                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                              SHARES           VALUE
NATURAL RESOURCES (CONTINUED)
OIL AND GAS - 1.7%
   Barrett Resources (a)                      15,000     $      852,188
   Berry Petroleum Company Cl. A              20,000            267,500
   Pure Resources (a)                        148,257          3,002,204
   St. Mary Land & Exploration Company        20,000            666,250
                                                          --------------
                                                              4,788,142
                                                          --------------
REAL ESTATE - 2.2%
   CHELSEA GCA REALTY                         89,500          3,300,313
   Cousins Properties                         15,000            419,062
   Federal Realty Investment Trust            16,000            304,000
   Glenborough Realty Trust                   25,000            434,375
   Thornburg Mortgage                        115,000          1,042,187
   Vornado Realty Trust                       20,000            766,250
                                                          --------------
                                                              6,266,187
                                                          --------------
TOTAL (Cost $15,031,734)                                     20,505,579
                                                          ==============

TECHNOLOGY - 8.0%
AEROSPACE/DEFENSE - 2.9%
   CURTISS-WRIGHT                             76,800          3,571,200
   WOODWARD GOVERNOR                         100,600          4,501,850
                                                          --------------
                                                              8,073,050
                                                          --------------
COMPONENTS AND SYSTEMS - 0.5%
   Analogic                                   10,000            445,625
   Dionex (a)                                 10,000            345,000
   Planar Systems (a)                         20,000            497,500
                                                          --------------
                                                              1,288,125
                                                          --------------
DISTRIBUTION - 1.4%
   Avnet                                     102,000          2,193,000
   Richardson Electronics                    132,400          1,820,500
                                                          --------------
                                                              4,013,500
                                                          --------------
IT SERVICES - 2.2%
   Analysts International                    399,200          1,521,950
  +Complete Business Solutions (a)           149,400          1,540,687
   Computer Task Group                       110,000            433,125
  +Gartner Group Cl. A (a)                   181,700          1,253,730
  +IMRglobal Corporation (a)                 250,000          1,343,750
                                                          --------------
                                                              6,093,242
                                                          --------------
SEMICONDUCTORS AND EQUIPMENT - 0.6%
   Dallas Semiconductor                       10,000            256,250
  +Exar (a)                                   40,000          1,239,375
   Helix Technology                            5,000            118,359
   Innovex (a)                                30,000            202,500
                                                          --------------
                                                              1,816,484
                                                          --------------
TELECOMMUNICATION - 0.4%
   Communications Systems                     93,000            819,563
   Technitrol                                 10,000            411,250
                                                          --------------
                                                              1,230,813
                                                          --------------
TOTAL (Cost $20,820,874)                                     22,515,214
                                                          ==============

UTILITIES - 0.5%
   EnergySouth                                23,250            488,250
   NUI Corporation                            25,000            804,688
                                                          --------------
TOTAL (Cost $1,039,249)                                       1,292,938
                                                          ==============

MISCELLANEOUS - 4.7%
TOTAL (Cost $12,686,999)                                  $  13,288,590
                                                          ==============

TOTAL COMMON STOCKS
    (Cost $246,266,550)                                     262,655,725
                                                          ==============

PREFERRED STOCKS - 0.8%
Fleetwood Capital Trust 6.00% Conv.           50,000            800,000
Frontier Financing Trust 6.25% Conv.          50,000             50,000
Peak TRENDS Trust 9.00% Conv.                133,800            635,550
Vornado Realty Trust 6.50% Conv.              15,000            810,000
                                                          --------------

TOTAL PREFERRED STOCKS
    (Cost $5,126,019)                                         2,295,550
                                                          ==============

                                           PRINCIPAL
                                              AMOUNT
CORPORATE BONDS - 2.5%
CHARMING SHOPPES 7.50%
   Conv. Sub. Note due 7/15/06            $4,115,000          3,909,250
HMT Technology 5.75%
   Conv. Sub. Note due 1/15/04             2,750,000            742,500
MSC.Software 7.875%
   Conv. Sub. Deb. due 8/18/04               300,000            259,875
Richardson Electronics 8.25%
   Conv. Sub. Deb. due 6/15/06               300,000            270,000
Sizeler Property Investors 8.00%
   Conv. Sub. Deb. due 7/15/03               300,000            267,750
Standard Commercial 7.25%
   Conv. Sub. Deb. due 3/31/07               500,000            330,000
Sunglass Hut International 5.25%
   Conv. Sub. Note due 6/15/03             1,750,000          1,310,312
                                                          --------------

TOTAL CORPORATE BONDS
   (Cost $8,454,849)                                          7,089,687
                                                          ==============

REPURCHASE AGREEMENT - 0.6 %
State Street Bank & Trust Company,
   5.50% dated 12/29/00, due
   1/2/01, maturity value $1,540,941
   (collateralized by U. S. Treasury
   Bonds, 10.00% due 05/15/10
   valued at $1,572,450)
   (Cost $1,540,000)                                          1,540,000
                                                          ==============

TOTAL INVESTMENTS - 97.2%
   (Cost $261,387,418)                                      273,580,962

CASH AND OTHER ASSETS
   LESS LIABILITIES - 2.8%                                    7,981,517
                                                          --------------

NET ASSETS - 100.0%                                       $ 281,562,479
                                                          ==============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                          THE ROYCE FUNDS ANNUAL REPORT 2000  37

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

                       ROYCE LOW-PRICED STOCK FUND

COMMON STOCKS - 93.6%

                                              SHARES           VALUE

CONSUMER PRODUCTS - 8.4%
APPAREL AND SHOES - 2.3%
  +Nautica Enterprises (a)                    94,800      $   1,444,219
   Wolverine World Wide                      101,600          1,549,400
                                                          --------------
                                                              2,993,619
                                                          --------------
COLLECTIBLES - 1.0%
   Enesco Group                              268,300          1,257,656
                                                          --------------
FOOD/BEVERAGE/TOBACCO - 0.6%
   800 JR Cigar (a,e)                         60,700            789,100
                                                          --------------
HOME FURNISHING/APPLIANCES - 0.7%
  +Bassett Furniture Industries               82,200            924,750
                                                          --------------
PUBLISHING - 0.7%
   Marvel Enterprises (a)                    240,000            345,000
   Topps Company (The) (a)                    56,800            521,850
                                                          --------------
                                                                866,850
                                                          --------------
SPORTS AND RECREATION - 1.9%
  +Meade Instruments (a)                     150,000            984,375
   Oakley (a)                                113,800          1,536,300
                                                          --------------
                                                              2,520,675
                                                          --------------
OTHER CONSUMER PRODUCTS - 1.2%
  +Velcro Industries                         151,000          1,585,500
                                                          --------------
TOTAL (Cost $10,653,972)                                     10,938,150
                                                          ==============

CONSUMER SERVICES - 10.9%
LEISURE/ENTERTAINMENT - 2.6%
  +Cheap Tickets (a)                         138,700          1,352,325
  +Hasbro                                     75,000            796,875
  +Monaco Coach (a)                           73,600          1,301,800
                                                          --------------
                                                              3,451,000
                                                          --------------
RETAIL STORES - 8.3%
   CATO CL. A                                173,700          2,388,375
   CHARMING SHOPPES (a)                      420,200          2,521,200
   CONSOLIDATED STORES (a)                   265,100          2,816,688
   Finish Line (The) Cl. A (a)               188,200          1,111,556
   PIER 1 IMPORTS                            190,400          1,963,500
                                                          --------------
                                                             10,801,319
                                                          --------------
TOTAL (Cost $13,427,254)                                     14,252,319
                                                          ==============

FINANCIAL INTERMEDIARIES - 9.9%
INSURANCE - 9.9%
  +Argonaut Group                             39,000            819,000
  +Fidelity National Financial                40,000          1,477,500
   HCC Insurance Holdings                      5,000            134,687
  +Horace Mann Educators                      50,000          1,068,750
  +MEDICAL ASSURANCE (a)                     163,000          2,720,063
  +NYMAGIC                                    51,000            962,625
  +NAVIGATORS GROUP (a)                      149,500          1,990,219
   PMA Capital Cl. A                          19,500            336,375
  +PXRE GROUP                                118,100          2,000,319
   Trenwick Group                             60,000          1,488,750
                                                          --------------
TOTAL (Cost $9,465,670)                                      12,998,288
                                                          ==============

FINANCIAL SERVICES - 2.3%
INSURANCE BROKERS - 0.7%
  +Blanch (E.W.) Holdings                     50,100            873,619
                                                          --------------
INVESTMENT MANAGEMENT - 1.6%
   PHOENIX INVESTMENT PARTNERS               135,200          2,120,950
                                                          --------------
TOTAL (Cost $1,710,693)                                       2,994,569
                                                          ==============

HEALTH - 9.4%
COMMERCIAL SERVICES - 2.1%
   PAREXEL International (a)                 118,700          1,283,444
  +Quintiles Transnational (a)                50,000          1,046,875
   Young Innovations (a)                      22,000            423,500
                                                          --------------
                                                              2,753,819
                                                          --------------
DRUGS AND BIOTECH - 3.7%
  +Antigenics (a)                            117,700          1,302,056
  +Genset ADR (a,b)                           72,700            917,837
  +Lexicon Genetics (a)                       93,100          1,547,788
  +Organogenesis (a)                         118,400          1,064,416
                                                          --------------
                                                              4,832,097
                                                          --------------
PERSONAL CARE - 1.4%
  +Ocular Sciences (a)                       154,300          1,793,737
                                                          --------------
SURGICAL PRODUCTS AND DEVICES - 2.2%
   Perrigo (a)                               185,500          1,536,172
   STERIS (a)                                 85,500          1,378,687
                                                          --------------
                                                              2,914,859
                                                          --------------
TOTAL (Cost $10,984,481)                                     12,294,512
                                                          ==============

INDUSTRIAL PRODUCTS - 4.5%
BUILDING SYSTEMS AND COMPONENTS - 0.7%
  +Fleetwood Enterprises                      81,200            852,600
                                                          --------------
MACHINERY - 2.0%
  +LINCOLN ELECTRIC HOLDINGS                 133,100          2,612,087
                                                          --------------
SPECIALTY CHEMICALS AND MATERIALS - 0.7%
   Schulman (A.)                              85,000            977,500
                                                          --------------
TEXTILES - 0.4%
   Unifi (a)                                  56,900            508,544
                                                          --------------
OTHER INDUSTRIAL PRODUCTS - 0.7%
  +Quixote                                    50,000            931,250
                                                          --------------
TOTAL (Cost $5,373,252)                                       5,881,981
                                                          ==============

INDUSTRIAL SERVICES - 17.8%
COMMERCIAL SERVICES - 8.8%
   aaiPharma (a)                              65,200            664,225
  +CDI Corporation (a)                        55,700            814,613
   CARLISLE HOLDINGS (a)                     303,200          2,122,400
   COMDISCO                                  201,000          2,298,937
   Cornell Companies (a)                      75,000            403,125
   RemedyTemp Cl. A (a)                      190,000          1,472,500
   SPHERION CORPORATION (a)                  222,900          2,521,556
  +Wackenhut Corrections (a)                 160,000          1,180,000
                                                          --------------
                                                             11,477,356
                                                          --------------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


38  THE ROYCE FUNDS ANNUAL REPORT 2000

                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                             SHARES              VALUE
INDUSTRIAL SERVICES (CONTINUED)
ENGINEERING AND CONSTRUCTION - 5.0%
   MCDERMOTT INTERNATIONAL                   200,000    $     2,150,000
   Sevenson Environmental Services           145,026          1,559,030
   Stone & Webster (a)                       491,000            608,840
   WASHINGTON GROUP INTERNATIONAL (a)        276,000          2,259,750
                                                        ---------------
                                                              6,577,620
                                                        ---------------
PRINTING - 0.9%
   Ennis Business Forms                      165,000          1,216,875
                                                        ---------------
TRANSPORTATION AND LOGISTICS - 3.1%
   AirNet Systems (a)                        217,200            828,075
   ARNOLD INDUSTRIES                         137,200          2,469,600
   Knight Transportation (a)                  36,000            693,000
                                                        ---------------
                                                              3,990,675
                                                        ---------------
TOTAL (Cost $23,780,513)                                     23,262,526
                                                        ===============

NATURAL RESOURCES - 12.6%
ENERGY SERVICES - 3.1%
   Global Industries (a)                     125,000          1,710,937
   INPUT/OUTPUT (a)                          232,600          2,369,613
                                                        ---------------
                                                              4,080,550
                                                        ---------------
GOLD - 3.2%
  +ANGLOGOLD ADR (b)                         142,300          2,125,606
   HOMESTAKE MINING                          503,000          2,106,313
                                                        ---------------
                                                              4,231,919
                                                        ---------------
OIL AND GAS - 5.6%
   Tom Brown (a)                              10,600            348,475
   Denbury Resources (a)                     123,200          1,355,200
   Husky Energy (a)                           60,565            601,492
  +NATCO Group Cl. A (a)                     110,000            907,500
   Pure Resources (a)                         63,373          1,283,303
  +3TEC ENERGY (a)                           161,900          2,873,725
                                                        ---------------
                                                              7,369,695
                                                        ---------------
REAL ESTATE - 0.7%
   Glenborough Realty Trust                   50,000            868,750
                                                        ---------------
TOTAL (Cost $13,129,356)                                     16,550,914
                                                        ===============

TECHNOLOGY - 13.0%
COMPONENTS AND SYSTEMS - 1.2%
   CSP (a)                                    70,700            212,100
  +Xircom (a)                                 90,400          1,401,200
                                                        ---------------
                                                              1,613,300
                                                        ---------------
DISTRIBUTION - 1.3%
   Richardson Electronics                    122,200          1,680,250
                                                        ---------------
INTERNET SERVICES - 1.0%
  +internet.com (a)                          209,600          1,244,500
                                                        ---------------
IT SERVICES - 1.1%
   CIBER (a)                                  90,000            438,750
   Syntel (a)                                183,100          1,052,825
                                                        ---------------
                                                              1,491,575
                                                        ---------------
SEMICONDUCTORS AND EQUIPMENT - 1.8%
   ESS Technology (a)                        188,700            967,087
   Electroglas (a)                            94,600          1,448,563
                                                        ---------------
                                                              2,415,650
                                                        ---------------
SOFTWARE - 5.6%
   ANSYS (a)                                  70,000            787,500
  +Covance (a)                               110,000          1,182,500
   Informix (a)                              158,700            471,141
  +Integral Systems (a)                       65,800            921,200
   JDA SOFTWARE GROUP (a)                    142,400          1,860,100
  +Perot Systems Cl. A (a)                    90,000            826,875
  +Transaction Systems Architects Cl. A (a)  110,000          1,271,875
                                                        ---------------
                                                              7,321,191
                                                        ---------------
TELECOMMUNICATION - 1.0%
   Globecomm Systems (a)                     171,400          1,264,075
                                                        ---------------
TOTAL (Cost $19,907,668)                                     17,030,541
                                                        ===============
MISCELLANEOUS - 4.8%
TOTAL (Cost $6,943,846)                                       6,253,689
                                                        ===============
TOTAL COMMON STOCKS
   (Cost $115,376,705)                                      122,457,489
                                                        ===============
REPURCHASE AGREEMENT - 4.6%
State Street Bank & Trust Company,
   5.50% dated 12/29/00, due
   1/2/01, maturity value $5,985,656
   (collateralized by U.S. Treasury
   Bonds, 10.75% due 2/15/03,
   valued at $6,104,995)
   (Cost $5,982,000)                                          5,982,000
                                                        ===============

TOTAL INVESTMENTS - 98.2%
   (Cost $121,358,705)                                      128,439,489
CASH AND OTHER ASSETS
   LESS LIABILITIES - 1.8%                                    2,415,823
                                                        ---------------
NET ASSETS - 100.0%                                        $130,855,312
                                                        ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                           THE ROYCE FUNDS ANNUAL REPORT 2000 39

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

       ROYCE OPPORTUNITY FUND

  COMMON STOCKS - 94.9%
                                             SHARES              VALUE
CONSUMER PRODUCTS - 5.3%
APPAREL AND SHOES - 2.4%
   BROWN SHOE COMPANY                        195,000     $    2,535,000
   DONNA KARAN INTERNATIONAL (a)             268,000          2,412,000
   Gymboree (a)                              117,000          1,623,375
   Hartmarx (a)                              330,400            784,700
                                                         --------------
                                                              7,355,075
                                                         --------------
HOME FURNISHING/APPLIANCES - 0.5%
  +Salton (a)                                 73,300          1,516,394
                                                         --------------
PUBLISHING - 0.4%
   Topps Company (The) (a)                   121,900          1,119,956
                                                         --------------
SPORTS AND RECREATION - 0.5%
  +Coastcast Corporation (a)                  88,100          1,541,750
                                                         --------------
OTHER CONSUMER PRODUCTS - 1.5%
   Cross (A.T.) & Company Cl. A (a)          170,000            754,375
   Polaroid                                  195,700          1,137,506
   Toro                                       44,200          1,621,587
   Velcro Industries                          85,000            892,500
                                                         --------------
                                                              4,405,968
                                                         --------------
TOTAL (Cost $14,388,126)                                     15,939,143
                                                         ==============
CONSUMER SERVICES - 6.8%
DIRECT MARKETING - 0.5%
   Spiegel Cl. A                             346,900          1,496,006
                                                         --------------
LEISURE/ENTERTAINMENT - 2.6%
   AMC Entertainment (a)                     320,000          1,280,000
   Metro-Goldwyn-Mayer (a)                   105,000          1,712,813
  +Steinway Musical Instruments (a)          120,000          2,152,500
  +VAIL RESORTS (a)                          112,500          2,636,719
                                                         --------------
                                                              7,782,032
                                                         --------------
RESTAURANTS/LODGINGS - 0.5%
  +IHOP Corporation (a)                       57,000          1,236,187
   Piccadilly Cafeterias (a)                 137,600            189,200
                                                         --------------
                                                              1,425,387
                                                         --------------
RETAIL STORES - 2.9%
   Bombay Company (The) (a)                  416,600            807,163
   BURLINGTON COAT FACTORY WAREHOUSE         141,200          2,673,975
   Good Guys (The) (a)                       261,500            784,500
   Phar-Mor (a)                              210,200            183,925
  +Rent-A-Center (a)                          30,000          1,035,000
  +Sharper Image (a)                          35,100            539,663
  +ShopKo Stores (a)                         206,200          1,031,000
  +Wilsons The Leather Experts (a)           105,000          1,470,000
   Zany Brainy (a)                           212,076            112,665
                                                         --------------
                                                              8,637,891
                                                         --------------
OTHER CONSUMER SERVICES - 0.3%
  +Cash America International                247,400          1,082,375
                                                         --------------
TOTAL (Cost $22,203,805)                                     20,423,691
                                                         ==============
FINANCIAL INTERMEDIARIES - 6.1%
BANKING - 2.6%
  +Banknorth Group                            56,000          1,116,500
   East West Bancorp                          13,200            329,175
  +ENHANCE FINANCIAL SERVICES GROUP          165,000          2,547,188
  +Sterling Bancorp                           85,000          1,859,375
  +Waypoint Financial (a)                    160,000          1,760,000
                                                         --------------
                                                              7,612,238
                                                         --------------
INSURANCE - 3.5%
  +Annuity and Life Re (Holdings)             60,000          1,916,250
   Berkley (W.R.)                             36,000          1,698,750
   Fremont General                           345,900            972,844
  +Highlands Insurance Group (a)             170,000          1,530,000
  +HORACE MANN EDUCATORS                     115,700          2,473,088
   PXRE Group                                115,100          1,949,506
                                                         --------------
                                                             10,540,438
                                                         --------------
TOTAL (Cost $14,342,610)                                     18,152,676
                                                         ==============

HEALTH - 2.0%
DRUGS AND BIOTECH - 0.3%
   New Brunswick Scientific (a)              154,930            706,868
   QuadraMed (a)                             275,000            223,438
                                                         --------------
                                                                930,306
                                                         --------------
HEALTH SERVICES - 0.4%
   Balanced Care (a)                         152,200             38,050
  +LabOne (a)                                184,000          1,058,000
                                                         --------------
                                                              1,096,050
                                                         --------------
PERSONAL CARE - 0.9%
   Herbalife International Cl. A             127,700            973,713
   Nu Skin Enterprises Cl. A (a)             238,300          1,265,969
   Weider Nutrition International Cl. A      184,400            391,850
                                                         --------------
                                                              2,631,532
                                                         --------------
SURGICAL PRODUCTS AND DEVICES - 0.4%
   SpaceLabs Medical (a)                     100,000          1,300,000
                                                         --------------
TOTAL (Cost $8,911,914)                                       5,957,888
                                                         ==============

INDUSTRIAL PRODUCTS - 28.7%
BUILDING SYSTEMS AND COMPONENTS - 1.0%
   AZZ                                        81,500          1,436,437
  +Fleetwood Enterprises                     158,000          1,659,000
                                                         --------------
                                                              3,095,437
                                                         --------------
CONSTRUCTION MATERIALS - 1.0%
   Foster (L.B.) Cl. A (a)                   131,700            329,250
   Huttig Building Products (a)              250,200          1,032,075
   Lamson & Sessions (a)                     145,000          1,522,500
                                                         --------------
                                                              2,883,825
                                                         --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


40 THE ROYCE FUNDS ANNUAL REPORT 2000

                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                             SHARES              VALUE
INDUSTRIAL PRODUCTS (CONTINUED)
INDUSTRIAL COMPONENTS - 8.4%
  +BMC Industries                            260,600     $    1,270,425
  +Channell Commercial (a)                   201,400          1,309,100
   CoorsTek (a)                               64,900          2,036,238
   Deswell Industries                         85,900          1,363,662
   EDO Corporation                           238,000          1,755,250
   ESCO Technologies (a)                      97,500          2,017,031
   FLOWSERVE (a)                             118,000          2,522,250
   Gundle/SLT Environmental (a)              259,500            535,219
  +Hexcel Corporation (a)                    229,000          2,046,687
   LeCroy Corporation (a)                     85,100          1,053,113
   Osmonics (a)                              176,400          1,212,750
   Penn Engineering & Manufacturing           50,000          1,762,500
   PRECISION CASTPARTS                        60,000          2,523,750
  +SPS TECHNOLOGIES (a)                       46,000          2,521,375
  +Timken                                     87,100          1,317,387
                                                         --------------
                                                             25,246,737
                                                         --------------
INDUSTRIAL OEM - 1.1%
  +ABC-NACO (a)                              175,700          1,065,181
   Smith (A.O.) Corporation                  125,000          2,132,813
                                                         --------------
                                                              3,197,994
                                                         --------------
MACHINERY - 4.2%
   Atchison Casting (a)                      125,400            352,687
   Baldwin Technology Company (a)            315,900            473,850
   Chart Industries (a)                      345,000          1,487,813
  +CIRCOR International                      102,600          1,026,000
  +Cummins Engine Company                     40,000          1,517,500
   DT Industries (a)                         140,000            498,750
  +Gardner Denver (a)                         87,700          1,868,010
  +GENRAD (a)                                237,500          2,375,000
   Hurco Companies (a)                       124,300            435,050
  +JLG Industries                             61,200            650,250
   MTS Systems                               135,000            978,750
   UNOVA (a)                                 275,000            996,875
                                                         --------------
                                                             12,660,535
                                                         --------------
PAPER AND PACKAGING - 1.2%
   Applied Extrusion Technologies (a)        222,000            686,812
   Longview Fibre                            130,000          1,755,000
   Peak International (a)                    209,600          1,113,500
                                                         --------------
                                                              3,555,312
                                                         --------------
PUMPS, VALVES AND BEARINGS - 0.6%
   Kaydon Corporation                         55,600          1,383,050
   NN                                         60,000            555,000
                                                         --------------
                                                              1,938,050
                                                         --------------
SPECIALTY CHEMICALS AND MATERIALS - 6.4%
   ALBANY INTERNATIONAL CL. A (a)            202,526          2,721,443
   Arch Chemicals                             55,000            976,250
  +Brady Cl. A                                40,000          1,352,500
   Calgon Carbon                             320,400          1,822,275
   Carpenter Technology                       46,000          1,610,000
  +LESCO                                     137,500          1,813,281
   Lydall (a)                                 83,600            726,275
   Olin Corporation                           83,800          1,854,075
   PolyOne Corporation                       246,800          1,449,950
  +Quaker Chemical                           117,000          2,201,063
   Terra Industries (a)                      340,000            850,000
  +Titanium Metals (a)                       282,800          1,908,900
                                                         --------------
                                                             19,286,012
                                                         --------------
TEXTILES - 0.4%
   Burlington Industries (a)                 320,500            560,875
   Cone Mills (a)                            273,200            700,075
                                                         --------------
                                                              1,260,950
                                                         --------------
OTHER INDUSTRIAL PRODUCTS - 4.4%
   Chyron (a)                                357,900            447,375
   Cubic Corporation                          87,800          2,255,362
   DRS Technologies (a)                      145,000          1,939,375
   Del Global Technologies (a)                87,000            130,500
   FLIR Systems (a)                          167,900            933,944
   Fansteel (a)                              172,400            743,475
   GRIFFON (a)                               290,000          2,283,750
   Maxwell Technologies (a)                   92,000          1,374,250
  +Pinnacle Systems (a)                      184,900          1,363,638
   Stewart & Stevenson Services               69,800          1,584,678
                                                         --------------
                                                             13,056,347
                                                         --------------
TOTAL (Cost $85,478,334)                                     86,181,199
                                                         ==============
INDUSTRIAL SERVICES - 15.0%
ADVERTISING/PUBLISHING - 0.2%
   Modem Media (a)                           177,800            588,963
                                                         --------------
COMMERCIAL SERVICES - 7.1%
   AAR Corporation                           180,000          2,272,500
  +Ag Services of America (a)                114,100          1,568,875
   Alexander & Baldwin                        52,200          1,370,250
  +Central Garden & Pet (a)                  175,000          1,203,125
  +Encompass Services (a)                    340,300          1,722,769
  +Fleming Companies                         186,700          2,205,394
   GTS Duratek (a)                           145,700            910,625
  +Interpool                                  98,900          1,687,481
  +NCO GROUP (a)                              87,300          2,651,737
   Ogden Corporation (a)                     112,000          1,722,000
  +Right Management Consultants (a)          127,200          2,003,400
   Volt Information Sciences (a)              96,500          2,002,375
                                                         --------------
                                                             21,320,531
                                                         --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                           THE ROYCE FUNDS ANNUAL REPORT 2000 41

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

       ROYCE OPPORTUNITY FUND (CONTINUED)

                                             SHARES              VALUE
INDUSTRIAL SERVICES (CONTINUED)
ENGINEERING AND CONSTRUCTION - 0.8%
   Modtech Holdings (a)                      220,101     $    1,595,732
   Washington Group International (a)         67,100            549,381
   Weston (Roy F.) Cl. A (a)                  69,400            312,300
                                                         --------------
                                                              2,457,413
                                                         --------------
INDUSTRIAL DISTRIBUTION - 1.2%
   KAMAN CORPORATION CL. A                   170,000          2,868,750
   Lawson Products                            27,500            747,656
                                                         --------------
                                                              3,616,406
                                                         --------------
PRINTING - 2.4%
  +Banta Corporation                          85,000          2,160,700
   Bowne & Co.                               186,300          1,967,794
  +WALLACE COMPUTER SERVICES                 170,000          2,890,000
                                                         --------------
                                                              7,018,494
                                                         --------------
TRANSPORTATION AND LOGISTICS - 3.3%
   Arkansas Best (a)                         102,900          1,884,356
   Fritz Companies (a)                       195,000          1,182,188
  +Frontier Airlines (a)                       7,500            232,031
   Mesa Air Group (a)                        247,600          1,733,200
   OMI Corporation (a)                       297,300          1,913,869
  +Overseas Shipholding Group                 40,000            917,500
  +Rollins Truck Leasing                     216,000          1,728,000
   Sea Containers Cl. A                       10,000            217,500
                                                         --------------
                                                              9,808,644
                                                         --------------
TOTAL (Cost $38,459,233)                                     44,810,451
                                                         ==============
NATURAL RESOURCES - 7.3%
ENERGY SERVICES - 2.0%
  +CHILES OFFSHORE (a)                       104,700          2,617,500
  +Kaneb Services (a)                        155,000            910,625
   Pride International (a)                    55,000          1,354,375
   Willbros Group (a)                        166,100          1,058,887
                                                         --------------
                                                              5,941,387
                                                         --------------
METALS AND MINING - 2.1%
   Brush Engineered Materials                 85,000          1,715,938
   Century Aluminum                          136,000          1,547,000
   Cleveland-Cliffs                           71,700          1,546,031
   Coeur d'Alene Mines (a)                   179,200            168,000
  +Oglebay Norton Company                     68,400          1,329,525
                                                         --------------
                                                              6,306,494
                                                         --------------
OIL AND GAS - 2.9%
   Denbury Resources (a)                     150,500          1,655,500
   FOREST OIL (a)                             83,700          3,086,437
  +Friede Goldman Halter (a)                 284,900          1,014,956
   Nuevo Energy (a)                           75,000          1,298,438
   Patina Oil & Gas                           45,500          1,092,000
   Clayton Williams Energy (a)                25,400            685,800
                                                         --------------
                                                              8,833,131
                                                         --------------
OTHER NATURAL RESOURCES - 0.3%
   Cadiz (a)                                  95,000            849,062
                                                         --------------
TOTAL (Cost $19,333,628)                                     21,930,074
                                                         ==============
TECHNOLOGY - 18.7%
AEROSPACE/DEFENSE - 5.6%
  +BE Aerospace (a)                          128,300          2,052,800
   Curtiss-Wright                             38,700          1,799,550
  +Ducommun Incorporated (a)                 115,700          1,279,931
  +ESTERLINE TECHNOLOGIES (a)                130,000          3,412,500
  +GenCorp                                   211,400          2,034,725
   Hawker Pacific Aerospace (a)              190,600            607,538
  +HEICO                                     111,000          1,734,375
  +HEICO Cl. A                                 3,000             34,875
  +Herley Industries (a)                     101,000          1,679,125
  +Moog Cl. A (a)                             73,800          2,140,200
                                                         --------------
                                                             16,775,619
                                                         --------------
COMPONENTS AND SYSTEMS - 3.9%
  +Analogic                                   39,000          1,737,937
   Auspex Systems (a)                        183,300          1,283,100
   Dot Hill Systems (a)                      268,900          1,041,987
   Evans & Sutherland Computer (a)           216,000          1,674,000
   Exabyte (a)                               101,700            349,594
   Inprimis (a)                              129,100            121,031
   Maxtor Corporation (a)                    170,800            955,413
   Merix Corporation (a)                      69,600            930,900
   Network Equipment Technologies (a)        166,100          1,069,269
   PLANAR SYSTEMS (a)                         94,400          2,348,200
   Sonic Solutions (a)                       156,600            234,900
                                                         --------------
                                                             11,746,331
                                                         --------------
DISTRIBUTION - 0.3%
   Bell Industries (a)                       127,300            318,250
   Komag (a)                                 301,961            198,162
   Richardson Electronics                     21,700            298,375
   Ultrak (a)                                 34,500            157,406
                                                         --------------
                                                                972,193
                                                         --------------
INTERNET SERVICES - 0.2%
   Media 100 (a)                             194,500            498,406
                                                         --------------
IT SERVICES - 1.8%
  +CACI International Cl. A (a)               52,800          1,215,225
  +Computer Task Group                       293,700          1,156,444
   Computer Horizons (a)                     315,900            770,006
  +Ladish Company (a)                        162,300          1,744,725
   SCB Computer Technology (a)               649,400            194,820
   Technology Solutions (a)                  269,100            571,838
                                                         --------------
                                                              5,653,058
                                                         --------------
SEMICONDUCTORS AND EQUIPMENT - 3.4%
   ESS Technology (a)                         56,800            291,100
   FSI International (a)                      90,400            757,100
   General Semiconductor (a)                 181,700          1,135,625
   Innovex (a)                               144,000            972,000
   MEMC ELECTRONIC MATERIALS (a)             242,100          2,345,344
   Mentor Graphics (a)                         5,000            137,187
   Robotic Vision Systems (a)                318,400            875,600
   Sheldahl (a)                              120,800            241,600
   Sigma Designs (a)                         222,200            256,919
   Spectrian Corporation (a)                 100,200          1,628,250
  +Standard Microsystems (a)                  45,000            911,250
   White Electronic Designs (a)               79,800            516,206
                                                         --------------
                                                             10,068,181
                                                         --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


42 THE ROYCE FUNDS ANNUAL REPORT 2000

                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                             SHARES              VALUE
TECHNOLOGY (CONTINUED)
SOFTWARE - 1.9%
   AlphaNet Solutions (a)                     72,500     $      122,344
   Carreker (a)                               12,500            434,375
   Epicor Software (a)                       573,300            465,806
   MSC.Software (a)                          255,400          2,004,890
   Phoenix Technologies (a)                  114,300          1,541,264
   Westell Technologies Cl. A (a)            325,000            995,312
                                                         --------------
                                                              5,563,991
                                                         --------------
TELECOMMUNICATION - 1.6%
   Allen Telecom (a)                          77,100          1,382,981
   Comtech Telecommunications (a)            128,300          1,996,669
   Symmetricom (a)                           148,700          1,449,825
                                                         --------------
                                                              4,829,475
                                                         --------------
TOTAL (Cost $62,317,218)                                     56,107,254
                                                         ==============
MISCELLANEOUS - 5.0%
TOTAL (Cost $21,776,582)                                     14,938,357
                                                         ==============
TOTAL COMMON STOCKS
   (Cost $287,211,450)                                      284,440,733
                                                         ==============
REPURCHASE AGREEMENT - 4.5%
State Street Bank & Trust Company,
   5.50% dated 12/29/00, due
   1/2/01, maturity value $13,561,282
   (collateralized by U.S. Treasury
   Bonds 5.50% due 8/15/28,
   valued at $13,827,825)
   (Cost $13,553,000)                                        13,553,000
                                                         ==============
TOTAL INVESTMENTS - 99.4%
   (Cost $300,764,450)                                      297,993,733
CASH AND OTHER ASSETS
   LESS LIABILITIES - 0.6%                                    1,667,398
                                                         --------------
NET ASSETS - 100.0%                                        $299,661,131
                                                         ==============

ROYCE PREMIER FUND

COMMON STOCKS - 89.0%

CONSUMER PRODUCTS - 2.4%
APPAREL AND SHOES - 1.8%
   Wolverine World Wide                      774,600     $   11,812,650
                                                         --------------
SPORTS AND RECREATION - 0.6%
   Oakley (a)                                309,400          4,176,900
                                                         --------------
TOTAL (Cost $10,869,797)                                     15,989,550
                                                         ==============
CONSUMER SERVICES - 5.4%
RETAIL STORES - 5.4%
   Charming Shoppes (a)                    1,443,800          8,662,800
   Claire's Stores                           353,000          6,331,937
   Consolidated Stores (a)                   959,600         10,195,750
  +Ross Stores                               688,900         11,625,188
                                                         --------------
TOTAL (Cost $34,382,937)                                     36,815,675
                                                         ==============
FINANCIAL INTERMEDIARIES - 16.3%
INSURANCE - 16.3%
   Commerce Group                            265,500          7,216,290
   ERIE INDEMNITY COMPANY CL. A              547,400         16,319,362
   Medical Assurance (a)                     667,099         11,132,215
   RENAISSANCERE HOLDINGS                    170,300         13,336,619
   WESCO FINANCIAL                            47,000         13,242,250
   WHITE MOUNTAINS INSURANCE GROUP            88,400         28,199,600
   ZENITH NATIONAL INSURANCE                 694,400         20,398,000
                                                         --------------
TOTAL (Cost $75,570,640)                                    109,844,336
                                                         ==============
FINANCIAL SERVICES - 11.5%
INFORMATION AND PROCESSING - 1.9%
   Fair, Isaac and Co.                       245,300         12,510,300
                                                         --------------
INSURANCE BROKERS - 7.8%
  +AON                                       488,500         16,731,125
   Blanch (E.W.) Holdings                    575,900         10,042,256
   GALLAGHER (ARTHUR J.) & COMPANY           408,000         25,959,000
                                                         --------------
                                                             52,732,381
                                                         --------------
INVESTMENT MANAGEMENT - 1.8%
   John Nuveen Company Cl. A                 216,800         12,466,000
                                                         --------------
TOTAL (Cost $46,044,684)                                     77,708,681
                                                         ==============
HEALTH - 6.3%
COMMERCIAL SERVICES - 3.2%
  +IMS HEALTH                                519,000         14,013,000
   Quintiles Transnational (a)               359,000          7,516,562
                                                         --------------
                                                             21,529,562
                                                         --------------
SURGICAL PRODUCTS AND DEVICES - 3.1%
   HAEMONETICS (a)                           687,500         21,226,563
                                                         --------------
TOTAL (Cost $24,769,608)                                     42,756,125
                                                         ==============
INDUSTRIAL PRODUCTS - 12.6%
BUILDING SYSTEMS AND COMPONENTS - 2.5%
   SIMPSON MANUFACTURING (a)                 331,300         16,896,300
                                                         --------------
CONSTRUCTION MATERIALS - 2.7%
   FLORIDA ROCK INDUSTRIES                   464,700         18,181,387
                                                         --------------
MACHINERY - 4.3%
   LINCOLN ELECTRIC HOLDINGS                 815,090         15,996,141
   NORDSON CORPORATION                       511,600         13,045,800
                                                         --------------
                                                             29,041,941
                                                         --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                           THE ROYCE FUNDS ANNUAL REPORT 2000 43

SCHEDULES OF INVESTMENTS

   ROYCE PREMIER FUND (CONTINUED)
--------------------------------------------------------------------------------
                                             SHARES              VALUE
INDUSTRIAL PRODUCTS (CONTINUED)
PUMPS, VALVES AND BEARINGS - 1.6%
   Roper Industries                          326,000     $   10,778,375
                                                         --------------
TEXTILES - 1.5%
   Unifi (a)                               1,108,600          9,908,113
                                                         --------------
TOTAL (Cost $71,451,269)                                     84,806,116
                                                         ==============
INDUSTRIAL SERVICES - 11.4%
COMMERCIAL SERVICES - 3.7%
   Comdisco                                  900,400         10,298,325
   SPHERION CORPORATION (a)                1,290,100         14,594,256
                                                         --------------
                                                             24,892,581
                                                         --------------
ENGINEERING AND CONSTRUCTION - 1.4%
   Washington Group International (a)      1,201,800          9,839,737
                                                         --------------
INDUSTRIAL DISTRIBUTION - 1.1%
  +Ritchie Bros. Auctioneers (a)             348,000          7,221,000
                                                         --------------
TRANSPORTATION AND LOGISTICS - 5.2%
   C. H. Robinson Worldwide                  186,600          5,866,238
  +CNF                                        35,000          1,183,438
   EGL (a)                                   193,800          4,639,087
   Expeditors International of
      Washington                             116,600          6,259,963
   PITTSTON BRINK'S GROUP                    878,594         17,462,056
                                                         --------------
                                                             35,410,782
                                                         --------------
TOTAL (Cost $77,440,946)                                     77,364,100
                                                         ==============
NATURAL RESOURCES - 4.9%
GOLD - 1.5%
   Anglogold ADR (b)                         673,500         10,060,406
                                                         --------------
OIL AND GAS - 3.4%
   TOM BROWN (a)                             433,910         14,264,791
   Husky Energy (a)                          860,172          8,542,667
                                                         --------------
                                                             22,807,458
                                                         --------------
TOTAL (Cost $26,949,607)                                     32,867,864
                                                         ==============
TECHNOLOGY - 18.2%
AEROSPACE/DEFENSE - 4.5%
   CURTISS-WRIGHT                            361,600         16,814,400
   WOODWARD GOVERNOR                         309,556         13,852,631
                                                         --------------
                                                             30,667,031
                                                         --------------
COMPONENTS AND SYSTEMS - 1.4%
   Dionex (a)                                276,700          9,546,150
                                                         --------------
DISTRIBUTION - 4.0%
   Arrow Electronics (a)                     415,200         11,885,100
   AVNET                                     702,762         15,109,383
                                                         --------------
                                                             26,994,483
                                                         --------------
IT SERVICES - 3.9%
   American Management Systems (a)           555,400         11,003,862
  +Gartner Group Cl. A (a)                 1,180,800          8,147,520
   Keane (a)                                 752,500          7,336,875
                                                         --------------
                                                             26,488,257
                                                         --------------
SEMICONDUCTORS AND EQUIPMENT - 1.2%
   Dallas Semiconductor                      315,600          8,087,250
                                                         --------------
SOFTWARE - 2.5%
   NATIONAL INSTRUMENTS (a)                  339,950         16,508,822
                                                         --------------
TELECOMMUNICATION - 0.7%
   Plantronics (a)                           100,500          4,723,500
                                                         --------------
TOTAL (Cost $98,705,296)                                    123,015,493
                                                         ==============
TOTAL COMMON STOCKS
   (Cost $466,184,784)                                      601,167,940
                                                         ==============
REPURCHASE AGREEMENT - 10.5%
State Street Bank & Trust Company,
   5.50% dated 12/29/00, due
   1/2/01, maturity value $71,388,600
   (collateralized by U.S. Treasury
   Bonds, 12.00% due 8/15/13,
   valued at $72,776,094)
   (Cost $71,345,000)                                        71,345,000
                                                         ==============
TOTAL INVESTMENTS - 99.5%
   (Cost $537,529,784)                                      672,512,940
CASH AND OTHER ASSETS
   LESS LIABILITIES - 0.5%                                    3,140,096
                                                         --------------
NET ASSETS - 100.0%                                        $675,653,036
                                                         ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


44 THE ROYCE FUNDS ANNUAL REPORT 2000

                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------
    ROYCE TRUST & GIFTSHARES FUND

COMMON STOCKS - 91.5%
                                             SHARES              VALUE
CONSUMER PRODUCTS - 3.3%
APPAREL AND SHOES - 3.3%
  +DELTA APPAREL                              61,140     $      821,569
                                                         --------------
TOTAL (Cost $589,507)                                           821,569
                                                         ==============
CONSUMER SERVICES - 3.4%
RETAIL STORES - 3.4%
  +Consolidated Stores (a)                    32,000            340,000
  +Ross Stores                                 5,100             86,063
   Urban Outfitters (a)                       53,000            420,687
                                                         --------------
TOTAL (Cost $1,088,607)                                         846,750
                                                         ==============
FINANCIAL INTERMEDIARIES - 16.1%
INSURANCE - 16.1%
  +ARGONAUT GROUP                             27,200            571,200
  +Erie Indemnity Company Cl. A               15,000            447,188
  +HORACE MANN EDUCATORS                      25,000            534,375
   MEDICAL ASSURANCE (a)                      49,548            826,832
  +Navigators Group (a)                       16,000            213,000
   TRENWICK GROUP                             32,200            798,962
   ZENITH NATIONAL INSURANCE                  20,000            587,500
                                                         --------------
TOTAL (Cost $3,123,814)                                       3,979,057
                                                         ==============
FINANCIAL SERVICES - 8.9%
INSURANCE BROKERS - 6.5%
  +AON                                        20,000            685,000
   Blanch (E.W.) Holdings                     16,200            282,488
   GALLAGHER (ARTHUR J.) & COMPANY            10,000            636,250
                                                         --------------
                                                              1,603,738
                                                         --------------
INVESTMENT MANAGEMENT - 2.4%
  +BKF CAPITAL GROUP                          33,000            602,250
                                                         --------------
TOTAL (Cost $1,609,511)                                       2,205,988
                                                         ==============
HEALTH - 10.3%
COMMERCIAL SERVICES - 4.0%
  +IMS HEALTH                                 20,000            540,000
   Schein (Henry) (a)                         13,000            450,125
                                                         --------------
                                                                990,125
                                                         --------------
DRUGS AND BIOTECH - 1.3%
  +Lexicon Genetics (a)                       20,000            332,500
                                                         --------------
HEALTH SERVICES - 2.4%
  +EXELIXIS (a)                               40,000            585,000
                                                         --------------
SURGICAL PRODUCTS AND DEVICES - 2.6%
   ARROW INTERNATIONAL                        17,000            640,422
                                                         --------------
TOTAL (Cost $1,771,660)                                       2,548,047
                                                         ==============
INDUSTRIAL PRODUCTS - 3.5%
MACHINERY - 2.3%
   LINCOLN ELECTRIC HOLDINGS                  28,900            567,162
                                                         --------------
OTHER INDUSTRIAL PRODUCTS - 1.2%
   BHA Group Holdings                         21,843            305,802
                                                         --------------
TOTAL (Cost $881,323)                                           872,964
                                                         ==============
INDUSTRIAL SERVICES - 13.1%
COMMERCIAL SERVICES - 5.4%
  +kforce.com (a)                            112,500    $       344,531
   New Horizons Worldwide (a)                 26,000            360,750
   Spherion Corporation (a)                   34,500            390,281
  +Wackenhut Corrections (a)                  30,500            224,938
                                                         --------------
                                                              1,320,500
                                                         --------------
INDUSTRIAL DISTRIBUTION - 2.4%
   RITCHIE BROS. AUCTIONEERS (a)              29,000            601,750
                                                         --------------
TRANSPORTATION AND LOGISTICS - 5.3%
   AirNet Systems (a)                         86,000            327,875
   PITTSTON BRINK'S GROUP                     49,270            979,241
                                                         --------------
                                                              1,307,116
                                                         --------------
TOTAL (Cost $3,536,762)                                       3,229,366
                                                         ==============
NATURAL RESOURCES - 12.1%
ENERGY SERVICES - 5.8%
   CARBO CERAMICS                             18,000            673,875
   Global Industries (a)                      18,000            246,375
   Input/Output (a)                           49,800            507,338
                                                         --------------
                                                              1,427,588
                                                         --------------
OIL AND GAS - 6.3%
   DENBURY RESOURCES (a)                      61,400            675,400
   PURE RESOURCES (a)                         44,145            893,936
                                                         --------------
                                                              1,569,336
                                                         --------------
TOTAL (Cost $1,413,548)                                       2,996,924
                                                         ==============
TECHNOLOGY - 20.8%
COMPONENTS AND SYSTEMS - 2.3%
   Kronos (a)                                  9,000            278,438
  +T/R Systems (a)                            45,000            286,875
                                                         --------------
                                                                565,313
                                                         --------------
DISTRIBUTION - 6.0%
   Arrow Electronics (a)                      10,000            286,250
   Avnet                                      12,000            258,000
  +Brightpoint (a)                            60,000            210,000
   RICHARDSON ELECTRONICS                     53,100            730,125
                                                         --------------
                                                              1,484,375
                                                         --------------
INTERNET SERVICES - 2.4%
  +INTERNET.COM (a)                          100,000            593,750
                                                         --------------
IT SERVICES - 5.1%
  +Complete Business Solutions (a)            32,300            333,094
  +IMRglobal Corporation (a)                  84,400            453,650
  +Keane (a)                                  32,000            312,000
  +Proxicom (a)                               40,000            165,000
                                                         --------------
                                                              1,263,744
                                                         --------------
SEMICONDUCTORS AND EQUIPMENT - 1.9%
   ESS Technology (a)                         49,000            251,125
   PCD (a)                                    35,000            212,187
                                                         --------------
                                                                463,312
                                                         --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                           THE ROYCE FUNDS ANNUAL REPORT 2000 45

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

   ROYCE TRUST & GIFTSHARES FUND (CONTINUED)
                                             SHARES              VALUE
TECHNOLOGY (CONTINUED)
SOFTWARE - 3.1%
  +Integral Systems (a)                       10,000     $      140,000
   JDA Software Group (a)                     32,800            428,450
   National Instruments (a)                    4,400            213,675
                                                         --------------
                                                                782,125
                                                         --------------
TOTAL (Cost $5,499,633)                                       5,152,619
                                                         ==============
TOTAL COMMON STOCKS
   (Cost $19,514,365)                                        22,653,284
                                                         ==============
REPURCHASE AGREEMENT - 9.0%
State Street Bank & Trust Company,
   5.50% dated 12/29/00, due
   1/2/01, maturity value $2,226,360
   (collateralized by U.S. Treasury
   Notes, 7.875% due 11/15/04,
   valued at $2,274,452)
   (Cost $2,225,000)                                          2,225,000
                                                         ==============
TOTAL INVESTMENTS - 100.5%
   (Cost $21,739,365)                                        24,878,284
LIABILITIES LESS CASH
   AND OTHER ASSETS - (0.5%)                                   (121,705)
                                                         --------------
NET ASSETS - 100.0%                                        $ 24,756,579
                                                         ==============

   ROYCE SELECT FUND

COMMON STOCKS - 96.2%

CONSUMER PRODUCTS - 4.0%
APPAREL AND SHOES - 2.2%
  +WOLVERINE WORLD WIDE                       19,000            289,750
                                                         --------------
COLLECTIBLES - 1.8%
  +Sotheby's Holdings Cl. A (a)               10,000            231,875
                                                         --------------
TOTAL (Cost $407,755)                                           521,625
                                                         ==============
CONSUMER SERVICES - 9.6%
LEISURE/ENTERTAINMENT - 1.5%
  +Cheap Tickets (a)                          20,000            195,000
                                                         --------------
RETAIL STORES - 8.1%
   Charming Shoppes (a)                       36,100            216,600
   Claire's Stores                            10,500            188,344
  +Consolidated Stores (a)                    22,000            233,750
  +Ross Stores                                 8,900            150,187
  +URBAN OUTFITTERS (a)                       35,000            277,813
                                                         --------------
                                                              1,066,694
                                                         --------------
TOTAL (Cost $1,332,028)                                       1,261,694
                                                         ==============
FINANCIAL INTERMEDIARIES - 20.4%
INSURANCE - 20.4%
  +ARGONAUT GROUP                             12,500            262,500
   ERIE INDEMNITY COMPANY CL. A               19,800            590,288
  +FIDELITY NATIONAL FINANCIAL                 7,000            258,562
   Medical Assurance (a)                      14,987            250,096
   PMA CAPITAL CL. A                          25,600            441,600
  +TRENWICK GROUP                             16,900            419,331
   ZENITH NATIONAL INSURANCE                  15,000            440,625
                                                         --------------
TOTAL (Cost $2,061,298)                                       2,663,002
                                                         ==============
FINANCIAL SERVICES - 6.2%
INSURANCE BROKERS - 4.8%
  +AON                                        10,000            342,500
   Blanch (E.W.) Holdings                      5,100             88,931
  +Gallagher (Arthur J.) & Company             3,000            190,875
                                                         --------------
                                                                622,306
                                                         --------------
INVESTMENT MANAGEMENT - 1.4%
  +BKF Capital Group                          10,100            184,325
                                                         --------------
TOTAL (Cost $616,155)                                           806,631
                                                         ==============
HEALTH - 5.2%
COMMERCIAL SERVICES - 2.0%
   SCHEIN (HENRY) (a)                          7,500            259,688
                                                         --------------
PERSONAL CARE - 1.8%
  +Ocular Sciences (a)                        20,000            232,500
                                                         --------------
SURGICAL PRODUCTS AND DEVICES - 1.4%
  +Arrow International                         5,000            188,359
                                                         --------------
TOTAL (Cost $488,108)                                           680,547
                                                         ==============
INDUSTRIAL PRODUCTS - 10.2%
CONSTRUCTION MATERIALS - 2.5%
   FLORIDA ROCK INDUSTRIES                     8,500            332,563
                                                         --------------
MACHINERY - 3.1%
  +GENRAD (a)                                 40,000            400,000
                                                         --------------
PAPER AND PACKAGING - 2.7%
   PEAK INTERNATIONAL (a)                     66,600            353,812
                                                         --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


46 THE ROYCE FUNDS ANNUAL REPORT 2000

                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                             SHARES              VALUE
INDUSTRIAL PRODUCTS (CONTINUED)
OTHER INDUSTRIAL PRODUCTS - 1.9%
   BHA Group Holdings                         17,800     $      249,200
                                                         --------------
TOTAL (Cost $1,306,226)                                       1,335,575
                                                         ==============
INDUSTRIAL SERVICES - 14.7%
ADVERTISING/PUBLISHING - 0.7%
  +True North Communications                   2,000             85,000
                                                         --------------
COMMERCIAL SERVICES - 4.9%
   COMDISCO                                   30,000            343,125
  +RemedyTemp Cl. A (a)                       18,500            143,375
  +Wackenhut Corrections (a)                  21,100            155,612
                                                         --------------
                                                                642,112
                                                         --------------
TRANSPORTATION AND LOGISTICS - 9.1%
   AirNet Systems (a)                         49,100            187,194
   Aramex International (a)                   20,800            184,600
  +Fritz Companies (a)                        35,500            215,219
   PITTSTON BRINK'S GROUP                     30,613            608,433
                                                         --------------
                                                              1,195,446
                                                         --------------
TOTAL (Cost $2,023,362)                                       1,922,558
                                                         ==============
NATURAL RESOURCES - 10.3%
ENERGY SERVICES - 3.2%
   Input/Output (a)                           22,500            229,219
   Willbros Group (a)                         28,800            183,600
                                                         --------------
                                                                412,819
                                                         --------------
OIL AND GAS - 7.1%
   DENBURY RESOURCES (a)                      38,000            418,000
   PURE RESOURCES (a)                         25,268            511,677
                                                         --------------
                                                                929,677
                                                         --------------
TOTAL (Cost $677,994)                                         1,342,496
                                                         ==============
TECHNOLOGY - 15.6%
AEROSPACE/DEFENSE - 2.4%
   CURTISS-WRIGHT                              6,800            316,200
                                                         --------------
COMPONENTS AND SYSTEMS - 1.7%
  +T/R Systems (a)                            35,000            223,125
                                                         --------------
DISTRIBUTION - 2.3%
   Avnet                                       5,000            107,500
   Richardson Electronics                     14,500            199,375
                                                         --------------
                                                                306,875
                                                         --------------
IT SERVICES - 6.1%
  +Complete Business Solutions (a)            15,000            154,687
  +GARTNER GROUP CL. A (a)                    58,200            401,580
  +IMRglobal Corporation (a)                  44,400            238,650
                                                         --------------
                                                                794,917
                                                         --------------
INTERNET SERVICES - 2.6%
  +INTERNET.COM (a)                           57,000            338,438
                                                         --------------
TELECOMMUNICATION - 0.5%
  +RCN Corporation (a)                        10,000             63,125
                                                         --------------
TOTAL (Cost $2,114,182)                                       2,042,680
                                                         ==============
TOTAL COMMON STOCKS
   (Cost $11,027,108)                                        12,576,808
                                                         ==============
TOTAL INVESTMENTS - 96.2%
   (Cost $11,027,108)                                        12,576,808
CASH AND OTHER ASSETS
   LESS LIABILITIES - 3.8%                                      491,574
                                                         --------------
NET ASSETS - 100.0%                                        $ 13,068,382
                                                         ==============

-------------------------------------------------------------------------------
(a)  Non-income producing.

(b)  American Depository Receipt.

(c) At December 31, 2000, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.

(d) A portion of these securities were on loan at December 31, 2000. Total market value of all securities on loan at December 31, 2000 was $1,443,613, for which the Fund had received $3,483,400 as collateral.

(e) A security for which market quotations are no longer readily available represents 0.1%, 1.4% and 0.6% of net assets for Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Low-Priced Stock Fund, respectively. This security has been valued at its fair value under procedures established by the Fund's Board of Trustees.

+    New Additions in 2000.

BOLD INDICATES A FUND'S LARGEST 20 EQUITY HOLDINGS IN TERMS OF DECEMBER 31, 2000 MARKET VALUE.
-------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                           THE ROYCE FUNDS ANNUAL REPORT 2000 47

STATEMENTS OF ASSETS AND LIABILITIES                                                                               DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------

                                                PENNSYLVANIA         ROYCE             ROYCE             ROYCE
                                                   MUTUAL           MICRO-CAP       TOTAL RETURN      LOW-PRICED
                                                    FUND              FUND              FUND          STOCK FUND
------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments at value*                           $472,073,784      $130,152,542      $272,040,962     $122,457,489
Repurchase agreements (at cost and value)         26,052,000        11,295,000         1,540,000        5,982,000
Cash                                                   8,593               338             2,200          627,555
Collateral from brokers on securities loaned       3,483,400           -                 -                 -
Receivable for investments sold                    2,183,559           397,488         3,645,450          123,486
Receivable for capital shares sold                   391,465           435,323         5,504,889        2,747,014
Receivable for dividends and interest                591,073            82,181           656,163           85,048
Prepaid expenses and other assets                     17,844             4,565             8,475            1,446
------------------------------------------------------------------------------------------------------------------
    Total Assets                                 504,801,718       142,367,437       283,398,139      132,024,038
==================================================================================================================
LIABILITIES:
Payable for collateral on securities loaned        3,483,400            -                 -                 -
Payable for investments purchased                  1,754,419           309,088         1,072,918          861,640
Payable for capital shares redeemed                1,446,843            85,980           407,239          147,520
Payable for investment advisory fees                 321,126           136,808           245,550          113,931
Accrued expenses                                     203,646            77,903           109,953           45,635
------------------------------------------------------------------------------------------------------------------
    Total Liabilities                              7,209,434           609,779         1,835,660        1,168,726
------------------------------------------------------------------------------------------------------------------
    Net Assets                                  $497,592,284      $141,757,658      $281,562,479     $130,855,312
==================================================================================================================
ANALYSIS OF NET ASSETS:
Undistributed net investment income             $  1,218,290      $     -           $    343,162     $     24,803
Accumulated net realized gain on investments      17,067,330         2,797,500         3,302,970        1,247,378
Net unrealized appreciation (depreciation)
    on investments                               146,621,690        19,029,727        12,193,565        7,080,784
Capital shares                                        72,384            14,489            36,258           14,000
Additional paid-in capital                       332,612,590       119,915,942       265,686,524      122,488,347
------------------------------------------------------------------------------------------------------------------
    Net Assets                                  $497,592,284      $141,757,658      $281,562,479     $130,855,312
------------------------------------------------------------------------------------------------------------------
      Investment Class                          $369,345,549      $140,147,851      $281,562,479     $130,855,312
      Consultant/Institutional
        Service Class**                         $128,246,735      $  1,609,807
==================================================================================================================
SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
      Investment Class                            53,720,901        14,323,204        36,258,097       13,999,925
      Consultant/Institutional Service Class**    18,662,824           165,872
==================================================================================================================
NET ASSET VALUES:
(Net Assets DIVIDED BY Shares Outstanding)
      Investment Class (1)                             $6.88             $9.78             $7.77            $9.35
      Consultant (2)/Institutional
        Service Class (1)**                            $6.87             $9.71
==================================================================================================================
*   Investments at identified cost              $325,452,094      $111,122,815      $259,847,418     $115,376,705
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------

                                                    ROYCE           ROYCE         ROYCE TRUST &        ROYCE
                                                 OPPORTUNITY       PREMIER         GIFTSHARES          SELECT
                                                     FUND            FUND              FUND             FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments at value*                            $284,440,733     $601,167,940      $22,653,284      $12,576,808
Repurchase agreements (at cost and value)          13,553,000       71,345,000        2,225,000           -
Cash                                                  655,405          482,953              533          983,670
Collateral from brokers on securities loaned          -                -                -                 -
Receivable for investments sold                     2,198,498          474,404          196,288           -
Receivable for capital shares sold                  3,953,039        3,201,209           26,750           49,951
Receivable for dividends and interest                 165,897          487,872            9,565            6,114
Prepaid expenses and other assets                       9,274           21,068              783           -
-----------------------------------------------------------------------------------------------------------------
    Total Assets                                  304,975,846      677,180,446       25,112,203       13,616,543
=================================================================================================================
LIABILITIES:
Payable for collateral on securities loaned            -                -                -                -
Payable for investments purchased                   4,237,515          309,848          305,563          548,161
Payable for capital shares redeemed                   752,151          472,299            1,150           -
Payable for investment advisory fees                  234,892          537,092           19,169           -
Accrued expenses                                       90,157          208,171           29,742           -
-----------------------------------------------------------------------------------------------------------------
    Total Liabilities                               5,314,715        1,527,410          355,624          548,161
-----------------------------------------------------------------------------------------------------------------
    Net Assets                                   $299,661,131     $675,653,036      $24,756,579      $13,068,382
=================================================================================================================
ANALYSIS OF NET ASSETS:
Undistributed net investment income              $     -          $    292,962      $    -           $    -
Accumulated net realized gain on investments        3,884,453        6,263,996        1,059,792          580,596
Net unrealized appreciation (depreciation)
    on investments                                 (2,770,717)     134,983,156        3,138,919        1,549,700
Capital shares                                         38,502           68,707            2,491               89
Additional paid-in capital                        298,508,893      534,044,215       20,555,377       10,937,997
-----------------------------------------------------------------------------------------------------------------
    Net Assets                                   $299,661,131     $675,653,036      $24,756,579      $13,068,382
-----------------------------------------------------------------------------------------------------------------
      Investment Class                           $298,560,999     $675,653,036      $19,451,941      $13,068,382
      Consultant/Institutional
        Service Class**                          $  1,100,132                       $ 5,304,638
=================================================================================================================
SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
      Investment Class                             38,360,233       68,706,683        1,947,545           88,691
      Consultant/Institutional Service Class**        141,466                           543,780
=================================================================================================================
NET ASSET VALUES:
(Net Assets DIVIDED BY Shares Outstanding)
      Investment Class (1)                              $7.78            $9.83            $9.99          $147.35
      Consultant (2)/Institutional
        Service Class (1)**                             $7.78                             $9.76
=================================================================================================================
*   Investments at identified cost               $287,211,450     $466,184,784      $19,514,365      $11,027,108
-----------------------------------------------------------------------------------------------------------------

(1) Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Select Fund within three years of purchase, N/A for Royce Trust & GiftShares Fund).
(2) Offering and redemption price per share; redemption price per share is equal to NAV, less applicable deferred sales charge.
** Consultant Class of Pennsylvania Mutual, Royce Micro-Cap and Royce Trust & GiftShares Funds; Institutional Service Class of Royce Opportunity Fund.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


48  THE ROYCE FUNDS ANNUAL REPORT 2000

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                          PENNSYLVANIA MUTUAL FUND           ROYCE MICRO-CAP FUND
                                                        ----------------------------------------------------------------
                                                           Year ended December 31,          Year ended December 31,
                                                            2000             1999            2000             1999
                                                        ----------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income (loss)                            $  2,164,085    $  1,730,855    $   (303,915)    $   (918,186)
Net realized gain on investments                          84,984,913      74,551,017      17,130,565       13,613,347
Net change in unrealized appreciation (depreciation)
  on investments                                          (7,349,132)    (49,966,971)      1,982,564       (1,349,281)

------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations     79,799,866      26,314,901      18,809,214       11,345,880
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income
  Investment Class                                          (350,099)     (2,134,230)         -                -
  Consultant Class                                            -               -               -                -
Net realized gain on investments
  Investment Class                                       (72,712,211)    (24,038,046)    (15,945,464)      (2,442,694)
  Consultant Class                                       (24,481,420)     (7,297,352)       (171,075)         (14,421)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (97,543,730)    (33,469,628)    (16,116,539)      (2,457,115)
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
  Investment Class                                        34,431,014     110,144,607      46,730,466       40,224,271
  Consultant Class                                         3,478,298       8,441,698         313,934          876,925
Value of shares issued in connection
  with the merger of The REvest Value Fund
Distributions reinvested
  Investment Class                                        68,107,666      24,614,377      15,501,251        2,385,304
  Consultant Class                                        23,248,196       6,960,350         166,690           13,976
Value of shares redeemed
  Investment Class                                       (90,860,606)   (224,864,326)    (36,562,335)    (104,983,480)
  Consultant Class                                       (23,384,092)    (24,725,094)        (54,421)        (607,065)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  capital share transactions                              15,020,476     (99,428,388)     26,095,585      (62,090,069)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                     (2,723,388)   (106,583,115)     28,788,260      (53,201,304)
NET ASSETS:
  Beginning of period                                    500,315,672     606,898,787     112,969,398      166,170,702
------------------------------------------------------------------------------------------------------------------------
  End of period                                         $497,592,284    $500,315,672    $141,757,658     $112,969,398
========================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME
  AT END OF PERIOD                                      $  1,218,290    $     -         $     -          $     -
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
  Investment Class                                         4,585,196      15,393,095       4,465,895        4,833,895
  Consultant Class                                           469,398       1,161,060          30,430          106,795
Shares issued in connection
  with the merger of The REvest Value Fund
Shares issued for reinvestment of distributions
  Investment Class                                        10,478,103       3,506,321       1,621,474          266,252
  Consultant Class                                         3,576,675         991,503          17,565            1,568
 Shares redeemed
  Investment Class                                       (12,308,898)    (31,484,752)     (3,528,780)     (12,677,352)
  Consultant Class                                        (3,131,411)     (3,475,881)         (5,233)         (73,655)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding
  Investment Class                                         2,754,401     (12,585,336)      2,558,589       (7,577,205)
  Consultant Class                                           914,662      (1,323,318)         42,762           34,708
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                         ROYCE TOTAL RETURN FUND         ROYCE LOW-PRICED STOCK FUND
                                                     ------------------------------------------------------------------
                                                          Year ended December 31,          Year ended December 31,
                                                           2000             1999            2000             1999
                                                     ------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income (loss)                          $  4,916,618      $ 5,841,476     $     24,803     $    (96,152)
Net realized gain on investments                        16,748,202        9,427,902        6,712,281        3,043,498
Net change in unrealized appreciation (depreciation)
  on investments                                        21,379,719      (13,140,078)       4,112,898        2,355,583

-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations   43,044,539        2,129,300       10,849,982        5,302,929
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income
  Investment Class                                      (4,694,997)      (5,500,364)          -                -
  Consultant Class
Net realized gain on investments
  Investment Class                                     (19,166,501)     (11,884,623)      (7,215,807)      (2,139,524)
  Consultant Class
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                    (23,861,498)     (17,384,987)      (7,215,807)      (2,139,524)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
  Investment Class                                      89,432,404      174,904,937      115,933,760        9,773,106
  Consultant Class
Value of shares issued in connection
  with the merger of The REvest Value Fund              14,219,512
Distributions reinvested
  Investment Class                                      22,320,047       16,150,461        6,704,563        2,116,496
  Consultant Class
Value of shares redeemed
  Investment Class                                    (112,040,492)    (172,341,101)     (19,947,474)     (11,696,326)
  Consultant Class
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  capital share transactions                            13,931,471       18,714,297      102,690,849          193,276
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                   33,114,512        3,458,610      106,325,024        3,356,681
NET ASSETS:
  Beginning of period                                  248,447,967      244,989,357       24,530,288       21,173,607
-----------------------------------------------------------------------------------------------------------------------
  End of period                                       $281,562,479     $248,447,967     $130,855,312     $ 24,530,288
=======================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME
  AT END OF PERIOD                                    $    343,162     $    341,112     $     24,803    $      -
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
  Investment Class                                      12,093,855       23,846,182       12,352,253        1,284,856
  Consultant Class
Shares issued in connection
  with the merger of The REvest Value Fund               1,846,690
Shares issued for reinvestment of distributions
  Investment Class                                       3,023,805        2,304,373          740,825          282,226
  Consultant Class
 Shares redeemed
  Investment Class                                     (15,470,590)     (23,809,533)      (2,100,105)      (1,606,069)
  Consultant Class
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding
  Investment Class                                       1,493,760        2,341,022       10,992,973          (38,987)
  Consultant Class
-----------------------------------------------------------------------------------------------------------------------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                          THE ROYCE FUNDS ANNUAL REPORT 2000  49

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------
                                                           ROYCE OPPORTUNITY FUND             ROYCE PREMIER FUND
                                                        --------------------------------------------------------------
                                                           Year ended December 31,          Year ended December 31,
                                                            2000             1999            2000             1999
                                                        --------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income (loss)                            $      7,527    $    (28,090)   $  2,041,811     $    623,449
Net realized gain on investments                          26,012,922       8,130,158      78,575,023       35,201,455
Net change in unrealized appreciation (depreciaton)
  on investments                                          (9,403,467)      4,869,512      15,286,922       23,616,241
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations     16,616,982      12,971,580      95,903,756       59,441,145
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income
  Investment Class                                            -               -           (1,782,932)        (559,042)
  Consultant/Institutional Service Class*                     -
Net realized gain on investments
  Investment Class                                       (26,067,358)     (5,264,466)    (75,474,066)     (32,917,955)
  Consultant/Institutional Service Class*                    (88,326)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                      (26,155,684)     (5,264,466)    (77,256,998)     (33,476,997)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
  Investment Class                                       261,722,375      34,020,800     148,172,153      209,759,206
  Consultant/Institutional Service Class*                  1,172,471
Distributions reinvested
  Investment Class                                        24,204,664       5,105,827      75,048,679       32,606,628
  Consultant/Institutional Service Class*                     88,326
Value of shares redeemed
  Investment Class                                       (38,354,261)    (20,712,759)   (134,048,137)    (269,484,982)
  Consultant/Institutional Service Class*                    (32,409)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  capital share transactions                             248,801,166      18,413,868      89,172,695      (27,119,148)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    239,262,464      26,120,982     107,819,453       (1,155,000)
NET ASSETS:
  Beginning of period                                     60,398,667      34,277,685     567,833,583      568,988,583
----------------------------------------------------------------------------------------------------------------------
  End of period                                         $299,661,131    $ 60,398,667    $675,653,036     $567,833,583
======================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME
  AT END OF PERIOD                                      $     -         $     -         $    292,962     $    310,193
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
  Investment Class                                        31,358,466       5,125,146      14,899,738       23,316,380
  Consultant/Institutional Service Class*                    133,551
Shares issued for reinvestment of distributions
  Investment Class                                         3,214,431         745,409       8,026,571        3,643,201
  Consultant/Institutional Service Class*                     11,730
Shares redeemed
  Investment Class                                        (4,611,746)     (3,162,986)    (13,616,681)     (29,796,842)
  Consultant/Institutional Service Class*                     (3,815)
----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in shares outstanding
  Investment Class                                        29,961,151       2,707,569       9,309,628       (2,837,261)
  Consultant/Institutional Service Class*                    141,466
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                        ROYCE TRUST & GIFTSHARES FUND          ROYCE SELECT FUND
                                                       ----------------------------------------------------------------
                                                            Year ended December 31,          Year ended December 31,
                                                             2000             1999            2000             1999
                                                       ----------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income (loss)                            $   (174,310)     $    (95,958)    $    (198,409)  $  (198,784)
Net realized gain on investments                           2,316,359         3,337,654         1,760,236       626,805
Net change in unrealized appreciation (depreciaton)
  on investments                                             204,043         1,906,238             3,780     1,494,250
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations      2,346,092         5,147,934         1,565,607     1,922,271
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Net investment income
  Investment Class                                            -                 -                 -             -
  Consultant/Institutional Service Class*                     -                 -
Net realized gain on investments
  Investment Class                                        (2,127,550)       (1,839,807)       (1,127,953)     (308,001)
  Consultant/Institutional Service Class*                   (526,700)         (381,924)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                       (2,654,250)       (2,221,731)       (1,127,953)     (308,001)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
  Investment Class                                         2,178,555         2,803,572         2,229,393     6,959,269
  Consultant/Institutional Service Class*                  1,492,773         1,382,324
Distributions reinvested
  Investment Class                                         2,127,434         1,839,613           843,920       215,515
  Consultant/Institutional Service Class*                    526,700           379,837
Value of shares redeemed
  Investment Class                                          (127,750)          (43,597)         (300,282)      (21,330)
  Consultant/Institutional Service Class*                    (75,948)          (39,171)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  capital share transactions                               6,121,764         6,322,578         2,773,031     7,153,454
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                      5,813,606         9,248,781         3,210,685     8,767,724
NET ASSETS:
  Beginning of period                                     18,942,973         9,694,192         9,857,697     1,089,973
-----------------------------------------------------------------------------------------------------------------------
  End of period                                         $ 24,756,579      $ 18,942,973      $ 13,068,382   $ 9,857,697
=======================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME
  AT END OF PERIOD                                      $     -           $     -           $     -        $    -
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
  Investment Class                                           207,743           316,220            14,753        58,314
  Consultant/Institutional Service Class*                    145,370           156,335
Shares issued for reinvestment of distributions
  Investment Class                                           220,690           198,448             6,131         1,625
  Consultant/Institutional Service Class*                     56,142            41,741
Shares redeemed
  Investment Class                                           (12,271)           (4,453)           (2,086)         (158)
  Consultant/Institutional Service Class*                     (7,709)           (4,840)
-----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in shares outstanding
  Investment Class                                           416,162           510,215            18,798        59,781
  Consultant/Institutional Service Class*                    193,803           193,236
-----------------------------------------------------------------------------------------------------------------------

*Consultant Class of Royce Trust & GiftShares Fund; Institutional Service Class of Royce Opportunity Fund.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


50  THE ROYCE FUNDS ANNUAL REPORT 2000

STATEMENTS OF OPERATIONS                                                              YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------

                                                 PENNSYLVANIA        ROYCE              ROYCE           ROYCE
                                                    MUTUAL         MICRO-CAP        TOTAL RETURN      LOW-PRICED
                                                     FUND             FUND               FUND         STOCK FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Dividends                                      $ 6,727,647       $ 1,062,571       $ 7,008,939      $   567,348
  Interest                                         1,266,468           563,002           862,261          327,676
------------------------------------------------------------------------------------------------------------------
Total income                                       7,994,115         1,625,573         7,871,200          895,024
------------------------------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                         3,802,081         1,928,119         2,363,666          876,062
  Distribution fees - Investment Class                -                 -                 -               146,010
  Distribution fees - Consultant/Institutional
      Service Class*                               1,253,544            14,224            -                -
  Shareholder servicing - Investment Class           254,983           106,899           232,489           57,586
  Shareholder servicing - Consultant/
      Institutional Service Class*                    57,812             7,913            -                -
  Shareholder reports - Investment Class             180,272            81,978           126,369           28,538
  Shareholder reports - Consultant/
      Institutional Service Class*                    60,406             2,867            -                -
  Administrative and office facilities               206,422            51,486            98,040           14,511
  Custodian                                          131,310            85,382            78,280           49,267
  Trustees' fees                                      65,104            16,874            31,169            5,903
  Audit                                               48,600            21,950            20,600           14,530
  Registration - Investment Class                     16,451            19,548            23,632           16,286
  Registration - Consultant Class/
      Institutional Service Class*                    10,139             5,546            -                -
  Legal                                               24,431             6,105            11,637            1,733
  Other expenses                                      62,956            16,015            29,017            5,900
------------------------------------------------------------------------------------------------------------------
Total expenses                                     6,174,511         2,364,906         3,014,899        1,216,326
Fees waived by investment adviser
  and distributor                                   (344,481)         (421,471)          (60,317)        (346,105)
Expenses reimbursed by investment
  adviser - Consultant/Institutional
  Service Class*                                      -                (13,947)           -                -
------------------------------------------------------------------------------------------------------------------
Net expenses                                       5,830,030         1,929,488         2,954,582          870,221
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                       2,164,085          (303,915)        4,916,618           24,803
==================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain on investments                  84,984,913        17,130,565        16,748,202        6,712,281
Net change in unrealized appreciation
  (depreciation) on investments                   (7,349,132)        1,982,564        21,379,719        4,112,898
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
  on investments                                  77,635,781        19,113,129        38,127,921       10,825,179
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
  INVESTMENT OPERATIONS                          $79,799,866       $18,809,214       $43,044,539      $10,849,982
==================================================================================================================


                                                ----------------------------------------------------------------

                                                   ROYCE            ROYCE          ROYCE TRUST &        ROYCE
                                                OPPORTUNITY        PREMIER          GIFTSHARES         SELECT
                                                    FUND             FUND              FUND             FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Dividends                                     $ 1,692,527      $ 5,931,100       $  158,498       $   89,438
  Interest                                          632,088        3,248,685           40,134           -
----------------------------------------------------------------------------------------------------------------
Total income                                      2,324,615        9,179,785          198,632           89,438
----------------------------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                        1,868,278        5,927,099          221,526          287,847
  Distribution fees - Investment Class               -                -                44,664           -
  Distribution fees - Consultant/Institutional
      Service Class*                                    711           -                42,868           -
  Shareholder servicing - Investment Class           91,479          394,677           13,045           -
  Shareholder servicing - Consultant/
      Institutional Service Class*                    2,162           -                 7,778           -
  Shareholder reports - Investment Class             47,640          232,061           17,441           -
  Shareholder reports - Consultant/
      Institutional Service Class*                      265           -                 4,603           -
  Administrative and office facilities               49,096          237,118            8,305           -
  Custodian                                         158,753          113,901           24,488           -
  Trustees' fees                                     20,798           78,485            2,972           -
  Audit                                              28,500           38,900           19,450           -
  Registration - Investment Class                    28,371           21,368           12,531           -
  Registration - Consultant Class/
      Institutional Service Class*                       49           -                 8,959           -
  Legal                                               5,928           28,251            1,006           -
  Other expenses                                     17,178           66,114            7,383           -
----------------------------------------------------------------------------------------------------------------
Total expenses                                    2,319,208        7,137,974          437,019          287,847
Fees waived by investment adviser
  and distributor                                       (80)          -               (54,010)          -
Expenses reimbursed by investment
  adviser - Consultant/Institutional
  Service Class*                                     (2,040)          -               (10,067)          -
----------------------------------------------------------------------------------------------------------------
Net expenses                                      2,317,088        7,137,974          372,942          287,847
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          7,527        2,041,811         (174,310)        (198,409)
================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain on investments                 26,012,922       78,575,023        2,316,359        1,760,236
Net change in unrealized appreciation
  (depreciation) on investments                  (9,403,467)      15,286,922          204,043            3,780
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
  on investments                                 16,609,455       93,861,945        2,520,402        1,764,016
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
  INVESTMENT OPERATIONS                         $16,616,982      $95,903,756       $2,346,092       $1,565,607
================================================================================================================

*Consultant Class of Pennsylvania Mutual, Royce Micro-Cap and Royce Trust & GiftShares Funds; Institutional Service Class of Royce Opportunity Fund.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                          THE ROYCE FUNDS ANNUAL REPORT 2000  51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                     NET ASSET      NET       NET REALIZED                DISTRIBUTIONS   DISTRIBUTIONS
                      VALUE,    INVESTMENT   AND UNREALIZED   TOTAL FROM    FROM NET         FROM NET                    NET ASSET
                     BEGINNING    INCOME       GAIN (LOSS)    INVESTMENT   INVESTMENT     REALIZED GAIN      TOTAL      VALUE, END
                     OF PERIOD    (LOSS)     ON INVESTMENTS   OPERATIONS     INCOME      ON INVESTMENTS  DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND - INVESTMENT CLASS
2000                  $ 7.28      $ 0.05         $ 1.19         $ 1.24       $(0.01)         $(1.63)        $(1.64)        $6.88
1999                    7.35        0.04           0.38           0.42        (0.04)          (0.45)         (0.49)         7.28
1998                    7.82        0.05           0.24           0.29        (0.05)          (0.71)         (0.76)         7.35
1997                    7.11        0.07           1.70           1.77        (0.06)          (1.00)         (1.06)         7.82
1996                    7.71        0.11           0.84           0.95        (0.11)          (1.44)         (1.55)         7.11

PENNSYLVANIA MUTUAL FUND - CONSULTANT CLASS (a)
2000                  $ 7.28      $(0.01)        $ 1.19         $ 1.18       $  -            $(1.59)        $(1.59)        $6.87
1999                    7.34       (0.02)          0.39           0.37          -             (0.43)         (0.43)         7.28
1998                    7.81       (0.01)          0.24           0.23          -             (0.70)         (0.70)         7.34
1997                    7.90        0.02           0.93           0.95        (0.04)          (1.00)         (1.04)         7.81

ROYCE MICRO-CAP FUND - INVESTMENT CLASS
2000                  $ 9.50      $(0.02)        $ 1.58         $ 1.56       $  -            $(1.28)        $(1.28)        $9.78
1999                    8.55       (0.08)          1.24           1.16          -             (0.21)         (0.21)         9.50
1998                    9.40       (0.05)         (0.29)         (0.34)       (0.01)          (0.50)         (0.51)         8.55
1997                    8.14         -             2.01           2.01          -             (0.75)         (0.75)         9.40
1996                    7.53       (0.01)          1.17           1.16          -             (0.55)         (0.55)         8.14

ROYCE MICRO-CAP FUND - CONSULTANT CLASS (b)
2000                  $ 9.45      $(0.11)        $ 1.55         $ 1.44       $  -            $(1.18)        $(1.18)        $9.71
1999                    8.50       (0.16)          1.23           1.07          -             (0.12)         (0.12)         9.45
1998                   10.58       (0.07)         (1.50)         (1.57)       (0.01)          (0.50)         (0.51)         8.50

ROYCE TOTAL RETURN FUND
2000                  $ 7.15      $ 0.16         $ 1.18         $ 1.34       $(0.15)         $(0.57)        $(0.72)        $7.77
1999                    7.56        0.17          (0.07)          0.10        (0.16)          (0.35)         (0.51)         7.15
1998                    7.52        0.15           0.20           0.35        (0.15)          (0.16)         (0.31)         7.56
1997                    6.29        0.11           1.38           1.49        (0.11)          (0.15)         (0.26)         7.52
1996                    5.76        0.14           1.28           1.42        (0.16)          (0.73)         (0.89)         6.29

ROYCE LOW-PRICED STOCK FUND
2000                  $ 8.16      $  -           $ 1.93         $ 1.93       $  -            $(0.74)        $(0.74)        $9.35
1999                    6.95       (0.03)          2.03           2.00          -             (0.79)         (0.79)         8.16
1998                    6.82       (0.01)          0.17           0.16          -             (0.03)         (0.03)         6.95
1997                    6.30       (0.03)          1.26           1.23          -             (0.71)         (0.71)         6.82
1996                    5.62       (0.03)          1.31           1.28          -             (0.60)         (0.60)         6.30
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                             RATIO OF       RATIO OF NET
                                            NET ASSETS,    EXPENSES TO   INVESTMENT INCOME   PORTFOLIO
                                  TOTAL    END OF PERIOD   AVERAGE NET   (LOSS) TO AVERAGE    TURNOVER
                                 RETURN   (IN THOUSANDS)    ASSETS (c)       NET ASSETS         RATE
---------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND - INVESTMENT CLASS
2000                             18.4%       $369,346        1.03%             0.63%           45%
1999                              6.0%        371,055        1.04%             0.49%           21%
1998                              4.2%        466,857        1.01%             0.62%           29%
1997                             25.0%        507,635        1.05%             0.88%           18%
1996                             12.8%        456,868        0.99%             1.05%           29%

PENNSYLVANIA MUTUAL FUND - CONSULTANT CLASS (a)
2000                             17.5%       $128,247        1.73%            (0.07)%          45%
1999                              5.3%        129,261        1.77%            (0.24)%          21%
1998                              3.4%        140,042        1.74%            (0.11)%          29%
1997                             12.0%**      151,948        1.65%*            0.29%*          18%**

ROYCE MICRO-CAP FUND - INVESTMENT CLASS
2000                             16.7%       $140,148        1.49%            (0.22)%          71%
1999                             13.7%        111,806        1.49%            (0.72)%          24%
1998                             (3.3)%       165,420        1.49%            (0.57)%          56%
1997                             24.7%        199,637        1.49%             0.04%           38%
1996                             15.5%        141,329        1.79%            (0.20)%          70%

ROYCE MICRO-CAP FUND - CONSULTANT CLASS (b)
2000                             15.5%       $  1,610        2.49%            (1.27)%          71%
1999                             12.7%          1,163        2.49%            (1.71)%          24%
1998                            (14.6)%**         751        2.49%*           (1.62)%*         56%**

ROYCE TOTAL RETURN FUND
2000                             19.4%       $281,562        1.25%             2.08%           24%
1999                              1.6%        248,448        1.25%             2.32%           39%
1998                              4.8%        244,989        1.25%             2.75%           66%
1997                             23.7%        120,446        1.25%             3.15%           26%
1996                             25.5%          6,234        1.25%             2.50%          111%

ROYCE LOW-PRICED STOCK FUND
2000                             24.0%       $130,855        1.49%             0.04%           56%
1999                             29.8%         24,530        1.49%            (0.49)%         103%
1998                              2.4%         21,174        1.49%            (0.11)%         111%
1997                             19.5%         18,096        1.49%            (0.47)%          99%
1996                             22.8%         15,905        1.88%            (0.67)%         137%
---------------------------------------------------------------------------------------------------------

(a) The Class commenced operations on June 18, 1997.
(b) The Class commenced operations on May 4, 1998.
(c) Expense ratios are shown net of fee waivers and expense reimbursements by the adviser and/or the distributor, as applicable. Expense ratios for each period before the waivers and reimbursements would have been: 1.03% in 1996 for Pennsylvania Mutual Fund - Investment Class; 2.00%, 2.02%, 1.99% and 2.00% in 2000 to 1997, respectively, for Pennsylvania Mutual Fund - Consultant Class; 1.82%, 1.86%, 1.81%, 1.80% and 1.87% in 2000 to 1996,
    respectively, for Royce Micro-Cap Fund - Investment Class; 3.80%, 3.99% and 4.52% in 2000 to 1998, respectively, for Royce Micro-Cap Fund - Consultant Class; 1.28%, 1.31%, 1.35%, 1.67% and 2.23% in 2000 to 1996, respectively, for Royce Total Return Fund; and 2.08%, 2.28%, 2.31%, 2.38% and 2.59% in 2000 to 1996, respectively, for Royce Low-Priced Stock Fund.
*   Annualized.
**  Not annualized.


52  THE ROYCE FUNDS ANNUAL REPORT 2000

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                     NET ASSET      NET       NET REALIZED                DISTRIBUTIONS   DISTRIBUTIONS
                      VALUE,    INVESTMENT   AND UNREALIZED   TOTAL FROM    FROM NET         FROM NET
                     BEGINNING    INCOME        GAIN ON       INVESTMENT   INVESTMENT     REALIZED GAIN       TOTAL
                     OF PERIOD    (LOSS)     ON INVESTMENTS   OPERATIONS     INCOME      ON INVESTMENTS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
ROYCE OPPORTUNITY FUND - INVESTMENT CLASS (a)
2000                  $  7.19      $  -          $ 1.40         $ 1.40       $   -           $ (0.81)       $  (0.81)
1999                     6.02         -            1.91           1.91           -             (0.74)          (0.74)
1998                     5.92       (0.01)         0.29           0.28           -             (0.18)          (0.18)
1997                     5.26        0.07          1.03           1.10         (0.08)          (0.36)          (0.44)
1996                     5.00         -            0.26           0.26           -               -               -

ROYCE OPPORTUNITY FUND - INSTITUTIONAL SERVICE CLASS (b)
2000                  $  8.12      $(0.01)       $ 0.47         $ 0.46       $   -           $ (0.80)       $  (0.80)

ROYCE PREMIER FUND
2000                  $  9.56      $ 0.03        $ 1.54         $ 1.57       $ (0.03)        $ (1.27)       $  (1.30)
1999                     9.14        0.01          1.00           1.01         (0.01)          (0.58)          (0.59)
1998                     8.70        0.05          0.53           0.58         (0.05)          (0.09)          (0.14)
1997                     7.81        0.09          1.35           1.44         (0.09)          (0.46)          (0.55)
1996                     7.12        0.10          1.18           1.28         (0.10)          (0.49)          (0.59)

ROYCE TRUST & GIFTSHARES FUND - INVESTMENT CLASS
2000                  $ 10.10      $(0.05)       $ 1.19         $ 1.14       $   -           $ (1.25)       $  (1.25)
1999                     8.24       (0.04)         3.35           3.31           -             (1.45)          (1.45)
1998                     6.91       (0.02)         1.37           1.35           -             (0.02)          (0.02)
1997                     5.83       (0.01)         1.52           1.51           -             (0.43)          (0.43)
1996                     5.01         -            1.27           1.27           -             (0.45)          (0.45)

ROYCE TRUST & GIFTSHARES FUND - CONSULTANT CLASS (c)
2000                  $  9.91      $(0.13)       $ 1.14         $ 1.01       $   -           $ (1.16)       $  (1.16)
1999                     8.14       (0.09)         3.25           3.16           -             (1.39)          (1.39)
1998                     6.88       (0.06)         1.34           1.28           -             (0.02)          (0.02)
1997                     7.21       (0.01)         0.11           0.10           -             (0.43)          (0.43)

ROYCE SELECT FUND (d)
2000                  $141.04      $(2.24)       $22.38         $20.14       $   -           $(13.83)        $(13.83)
1999                   107.79       (2.84)        40.71          37.87           -             (4.62)          (4.62)
1998                   100.00        0.06          7.79           7.85         (0.06)            -             (0.06)
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                             RATIO OF       RATIO OF NET
                     NET ASSET              NET ASSETS,    EXPENSES TO   INVESTMENT INCOME   PORTFOLIO
                    VALUE, END    TOTAL    END OF PERIOD   AVERAGE NET   (LOSS) TO AVERAGE    TURNOVER
                     OF PERIOD   RETURN   (IN THOUSANDS)    ASSETS (e)       NET ASSETS         RATE
--------------------------------------------------------------------------------------------------------
ROYCE OPPORTUNITY FUND - INVESTMENT CLASS (a)
2000                  $  7.78     19.9%       $298,561        1.24%            0.00%             56%
1999                     7.19     32.3%         60,399        1.46%           (0.07)%           122%
1998                     6.02      4.9%         34,278        1.25%           (0.16)%           120%
1997                     5.92     20.8%         22,244        0.99%            1.23%             77%
1996                     5.26      5.2%**       17,857        0.97%*           0.83%*             1%**

ROYCE OPPORTUNITY FUND - INSTITUTIONAL SERVICE CLASS (b)
2000                  $  7.78      6.0%**     $  1,100        1.49%*          (0.30)%*           56%**

ROYCE PREMIER FUND
2000                  $  9.83     17.1%       $675,653        1.20%            0.34%             40%
1999                     9.56     11.5%        567,834        1.23%            0.11%             48%
1998                     9.14      6.7%        568,989        1.23%            0.55%             46%
1997                     8.70     18.4%        533,141        1.24%            1.20%             18%
1996                     7.81     18.1%        317,024        1.25%            1.25%             34%

ROYCE TRUST & GIFTSHARES FUND - INVESTMENT CLASS
2000                  $  9.99     11.7%       $ 19,452        1.49%           (0.59)%            90%
1999                    10.10     41.8%         15,474        1.49%           (0.60)%           152%
1998                     8.24     19.5%          8,418        1.49%           (0.35)%           153%
1997                     6.91     26.0%          3,614        1.49%           (0.32)%            64%
1996                     5.83     25.6%          1,064        1.49%           (0.05)%            93%

ROYCE TRUST & GIFTSHARES FUND - CONSULTANT CLASS (c)
2000                  $  9.76     10.6%       $  5,305        2.49%           (1.59)%            90%
1999                     9.91     40.3%          3,469        2.49%           (1.60)%           152%
1998                     8.14     18.5%          1,276        2.49%           (1.39)%           153%
1997                     6.88      1.5%**          107        2.49%*          (1.35)%*           64%**

ROYCE SELECT FUND (d)
2000                  $147.35     15.0%       $ 13,068        2.48%           (1.71)%           114%
1999                   141.04     35.4%          9,858        4.61%           (3.94)%           136%
1998                   107.79      7.9%**        1,090        0.00%**          0.06%**           27%**
--------------------------------------------------------------------------------------------------------

(a) The Fund commenced operations on November 19, 1996.
(b) The Class commenced operations on May 23, 2000.
(c) The Class commenced operations on September 26, 1997.
(d) The Fund commenced operations on November 18, 1998.
(e) Expense ratios are shown net of fee waivers and expense reimbursements by the adviser and/or the distributor, as applicable. Expense ratios for each period before the waivers and reimbursements would have been: 1.54%, 1.56% and 1.97% in 1998 to 1996, respectively, for Royce Opportunity Fund - Investment Class; 2.24% in 2000 for Royce Opportunity Fund - Institutional Service Class; 1.28% in 1996 for Royce Premier Fund; 1.78%, 2.12%, 2.45%, 3.82% and 6.53% in 2000 to 1996, respectively, for Royce Trust & GiftShares Fund - Investment Class; 2.77%, 3.53%, 4.70% and 30.28% in 2000 to 1997,
    respectively, for Royce Trust & GiftShares Fund - Consultant Class; and 5.38% and 1.03% in 1999 and 1998, respectively, for Royce Select Fund.
*   Annualized.
**  Not annualized.

                                          THE ROYCE FUNDS ANNUAL REPORT 2000  53

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce Trust & GiftShares Fund and Royce Select Fund (the "Fund" or "Funds"), are eight series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust.

   Three funds in the series, Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Trust & GiftShares Fund, offer both an Investment Class and a Consultant Class of shares. Royce Opportunity Fund offers both an Investment Class and, effective May 23, 2000, an Institutional Service Class of shares. Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS:

   Securities listed on an exchange or on the Nasdaq National Market System
(NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

   The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distribution in accordance with the agreement.

TAXES:

   As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

DISTRIBUTIONS:

   Royce Total Return Fund pays dividends from its net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year. The Funds have designated the following amounts as a capital gain dividend for the purpose of the dividend paid deduction for 2000 (000's):

--------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND                                              $101,319
ROYCE MICRO-CAP FUND                                                    17,572
ROYCE TOTAL RETURN FUND                                                 13,113
ROYCE LOW-PRICED STOCK FUND                                              2,243
ROYCE OPPORTUNITY FUND                                                  10,010
ROYCE PREMIER FUND                                                      73,563
ROYCE TRUST & GIFTSHARES FUND                                            1,274
ROYCE SELECT FUND                                                          588
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS:

   The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

SECURITY LENDING:

   Pennsylvania Mutual Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for Pennsylvania Mutual Fund is accepted in cash and is invested temporarily, typically in money market mutual funds, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

INVESTMENT ADVISER AND DISTRIBUTOR:

INVESTMENT ADVISER:

   Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management and performance fees that are computed daily and payable monthly. Royce contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds' net annual operating expense ratios at specified levels through December 31, 2000.


54  THE ROYCE FUNDS ANNUAL REPORT 2000

--------------------------------------------------------------------------------

                                                                       COMMITTED NET ANNUAL
                                                                      OPERATING EXPENSE RATIO          YEAR ENDED DECEMBER 31, 2000
                                  ANNUAL CONTRACTUAL ADVISORY   -------------------------------------  ----------------------------
                                     FEE AS A PERCENTAGE OF     INVESTMENT   CONSULTANT/INSTITUTIONAL   NET ADVISORY     ADVISORY
                                       AVERAGE NET ASSETS         CLASS           SERVICE CLASS         FEES ACCRUED    FEES WAIVED
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND                      0.79%*               N/A                N/A               $3,802,081      $    -
ROYCE MICRO-CAP FUND                          1.50%               1.49%              2.49%               1,506,648       421,471
ROYCE TOTAL RETURN FUND                       1.00%               1.25%               N/A                2,303,349        60,317
ROYCE LOW-PRICED STOCK FUND                   1.50%               1.49%               N/A                  675,967       200,095
ROYCE OPPORTUNITY FUND                        1.00%                N/A               1.49%               1,868,278           -
ROYCE PREMIER FUND                            1.00%                N/A                N/A                5,927,099           -
ROYCE TRUST & GIFTSHARES FUND                 1.00%               1.49%              2.49%                 212,180         9,346
-----------------------------------------------------------------------------------------------------------------------------------

* Pennsylvania Mutual Fund's fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund's average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

   Royce is entitled to receive from Royce Select Fund a performance fee of 12.5% of the Fund's pre-fee total return, subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund's pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest and extraordinary expenses, will be paid by Royce. For the year ended December 31, 2000, the Fund accrued $287,847 of performance fees.

DISTRIBUTOR:

   Royce Fund Services, Inc. (ORFSO), the distributor of the Trust's shares, is a wholly owned subsidiary of Royce. The distribution agreement provides for maximum fees at the annual rate of 1.0% of each Fund's Consultant Class average net assets and 0.25% of the average net assets of Royce Low-Priced Stock Fund, the Institutional Service Class of Royce Opportunity Fund, and the Investment Class of Royce Trust & GiftShares Fund. For the year ended December 31, 2000, RFS received 12b-1 distribution fees of $909,063 (net of voluntary waivers of $344,481), $14,224, $631 (net of voluntary waivers of $80), and $42,868 from the
Consultant Classes of Pennsylvania Mutual and Royce Micro-Cap Funds, the Institutional Service Class of Royce Opportunity Fund, and the Consultant Class of Royce Trust & GiftShares Fund, respectively. RFS voluntarily waived the distribution fees of $146,010 and $44,664 from Royce Low-Priced Stock Fund and the Investment Class of Royce Trust & GiftShares Fund, respectively.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

   For the year ended December 31, 2000, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

                                      PURCHASES                SALES
--------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND            $206,302,832           $297,722,141
ROYCE MICRO-CAP FUND                  89,411,775             84,293,195
ROYCE TOTAL RETURN FUND               56,276,400             76,236,157
ROYCE LOW-PRICED STOCK FUND          120,270,643             31,212,461
ROYCE OPPORTUNITY FUND               308,395,758             98,984,024
ROYCE PREMIER FUND                   216,334,500            226,457,180
ROYCE TRUST & GIFTSHARES FUND         22,820,364             18,898,614
ROYCE SELECT FUND                     13,867,367             12,746,853
--------------------------------------------------------------------------

-------------------------------------------------------------------------------

TAX BASIS OF INVESTMENTS:

   At December 31, 2000, tax basis net unrealized appreciation (depreciation) was equal to the difference between aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value, as follows:

                                                                NET UNREALIZED                    GROSS UNREALIZED
                                          TAX BASIS              APPRECIATION           -------------------------------------
                                            COST                (DEPRECIATION)           APPRECIATION           DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------------
  PENNSYLVANIA MUTUAL FUND              $353,268,530             $144,857,254            $167,058,464            $22,201,210
  ROYCE MICRO-CAP FUND                   122,579,734               18,867,808              28,102,020              9,234,212
  ROYCE TOTAL RETURN FUND                261,899,894               11,681,068              52,658,181             40,977,113
  ROYCE LOW-PRICED STOCK FUND            121,844,105                6,595,384              16,817,367             10,221,983
  ROYCE OPPORTUNITY FUND                 301,774,955               (3,781,222)             42,878,442             46,659,664
  ROYCE PREMIER FUND                     538,713,735              133,799,205             179,044,723             45,245,518
  ROYCE TRUST & GIFTSHARES FUND           21,760,008                3,118,276               5,192,135              2,073,859
  ROYCE SELECT FUND                       11,071,898                1,504,910               2,513,637              1,008,727

TRANSACTIONS IN AFFILIATED COMPANIES:

   An "Affiliated Company," as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company's outstanding voting securities. The following transactions were effected in shares of such companies for the year ended December 31, 2000.

                                                    PURCHASES                    SALES
                                              -------------------       ---------------------         REALIZED           DIVIDEND
                     AFFILIATED COMPANY       SHARES         COST       SHARES           COST        GAIN (LOSS)          INCOME
-----------------------------------------------------------------------------------------------------------------------------------
ROYCE TOTAL
RETURN FUND          Mueller (Paul)            -               -           -               -              -              $142,800
-----------------------------------------------------------------------------------------------------------------------------------

MERGER INFORMATION:

   On October 13, 2000, Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of The REvest Value Fund. Based on the opinion of counsel delivered to Royce Total Return Fund, the acquisition, which was approved by shareholders of The REvest Value Fund on October 4, 2000, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. The REvest Value Fund's net assets of $14,219,512, including $3,001,858 of unrealized appreciation, were combined with Royce Total Return Fund for total net assets after the acquisition of $252,724,301.

                                          THE ROYCE FUNDS ANNUAL REPORT 2000  55

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of The Royce Fund and the Shareholders of Pennsylvania Mutual Fund, Royce Micro-Cap Fund,
Royce Total Return Fund, Royce Low-Priced Stock Fund,
Royce Opportunity Fund, Royce Premier Fund,
Royce Trust & GiftShares Fund and Royce Select Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce Trust & GiftShares Fund and Royce Select Fund (each a portfolio of The Royce Fund, hereafter referred to as the "Funds") at December 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001



56  THE ROYCE FUNDS ANNUAL REPORT 2000

POSTSCRIPT
--------------------------------------------------------------------------------

1, 2, 3...Z, Y, X, OR A VALUE INVESTOR'S HOROSCOPE

   As mutual fund managers, we are in general more interested in numbers than words.

   Over the past few years, however, we've been struck by how many new words, phrases and even letters have entered the collective lexicon. The internet alone has contributed dozens, perhaps hundreds, of new wrinkles to the language, from its own name to the habit of placing a `dot.com' after any web-related action or quality. Indeed, the word `web', which once conjured up a simple spider's lair, now suggests a vast, interactive network whose inner workings are a mystery to those of us who enjoy its benefits every day. The suffix dot.com often serves to convey either technological savvy or, somewhat contrarily, stock market woes.

   Even individual letters, most of which used to say little or nothing on their own, now carry sometimes several meanings. In fact, we think that a sort of pattern might be emerging here, in which the numbers move forward as the letters work backward. This probably results from our practice of looking at companies from the bottom up.

   For example, 1999 was a big year for the letter `Y'. Prior to that time, Y2K looked like more like a typographical error than the symbol for impending computer Armageddon that it became two years ago. Now it's the New Millennium equivalent of "Where's the Beef?" We've moved on, or back, as the case may be, to another letter.

   Consider the dominance of `W' in 2000. Three in a row -- `www' -- serves as the prefix for the vast majority of websites. It has become so ubiquitous that most people no longer mention it when giving out a web address -- it's simply assumed to be there. And how many of us routinely forget that it's actually an acronym for `world wide web'?

   During and after World War II, `V' stood for victory, whereas in 2000 a lone `W' means a win. This was exploited to no end during the presidential election and subsequent vote-counting controversy. In order to distinguish our new President from his ex-President father, and perhaps fearing that the appellation `Junior' would communicate a lack of GRAVITAS about a candidate needing to be taken seriously, newspaper editors and headline writers all over the country began referring to him as `W', or the phonetic version of its Texas pronunciation, `Dubya'. The ensuing imbroglio over the status of chads, pregnant, dimpled and otherwise, whose vote counted and which recount method should be used, provided endless opportunities for variations on the theme of `A W for Dubya' and our own favorite (based solely on its tabloid appeal): `Dubya Gores Gore, Gets W'.

   From 1999 to 2000, then, we moved backwards through the alphabet, from `Y' to `W'. This leads us to the tantalizing possibility that 2001 could be the year of `V'. Why would this be important? For the simple reason that we're hoping for a victorious year for value in the form of market leadership and high returns. Even the most rational investors have their superstitions -- quirks that don't necessarily follow the most reasonable lines.

   Once the possibilities of `V' became clear (at least to some of our investment staff), we saw that 2002 would be the year of `U', and a fine time for the kind of attractive undervalued companies that are our stock in trade. But why stop there? 2003 would fit us (please forgive the pun) to a `T', being a year that would reward a time-tested stock selection approach like our own. 2004 could be the biggest year of all -- `S', a.k.a. the Year of the Small-Cap, a 366-day period in which the performance of our sector would continually set new records.

   As any mutual fund manager can tell you, it's all in the numbers, even the letters.

[GRAPHIC: BACKGROUND IMAGE OF THREE BUILDING BLOCKS WITH THE NUMBERS 1, 2 AND 3]

                                THE ROYCE FUNDS
                ------------------------------------------------
                1414 AVENUE OF THE AMERICAS - NEW YORK, NY 10019


                              WEALTH OF EXPERIENCE

With approximately $3.8 billion in total assets under management, Royce & Associates is an independent firm committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our primary portfolio manager, enjoys one of the longest tenures of any active mutual fund manager. He is supported by a senior staff that includes three Portfolio Managers and a Managing Director, as well as eight analysts and four traders.

                          MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

                              CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

                              CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $50 MILLION invested in The Royce Funds.




GENERAL INFORMATION

ADDITIONAL REPORT COPIES
AND PROSPECTUS INQUIRIES
(800) 221-4268


SHAREHOLDER SERVICES
(800) 841-1180


AUTOMATED TELEPHONE SERVICES
(800) 78-ROYCE (787-6923)


ADVISOR SERVICES
FOR FUND MATERIALS, PERFORMANCE UPDATES,
TRANSACTIONS OR ACCOUNT INQUIRIES
(800) 33-ROYCE (337-6923)


BROKER/DEALER SERVICES
FOR FUND MATERIALS AND PERFORMANCE UPDATES
(800) 59-ROYCE (597-6923)


                               www.roycefunds.com

                               funds@roycenet.com


            This report must be accompanied or preceded by a current
                            prospectus for the Funds.
     Please read the prospectus carefully before investing or sending money.